UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. - )

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TETRA TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of Annual Meeting of Stockholders and Proxy Statement 2020 TETRA

Notice of 2023 Annual Meeting of Stockholders

To our Stockholders:

The 2023 Annual Meeting of Stockholders (the "Annual Meeting") of TETRA Technologies, Inc. (“TETRA” or the “Company”) will be held as follows: *

When: Wednesday, May 24, 2023, at 11:00 a.m. local time	Where: TETRA Technologies, Inc. Corporate Headquarters 24955 Interstate 45 North The Woodlands, Texas 77380

At the Annual Meeting, you will be asked to consider and take action on the following:

1.
Election of eight directors to serve on TETRA's Board of Directors (the "Board of Directors") for one-year terms ending at the 2024 Annual Meeting of Stockholders (the "2024 Annual Meeting"), or until their respective successors have been duly elected or appointed;
2.
Advisory vote to approve executive compensation;
3.
Advisory vote on the frequency of future advisory votes on executive compensation;
4.
Approval of our Second Amended and Restated 2018 Equity Incentive Plan;
5.
Proposal to amend our Restated Certificate of Incorporation to eliminate the supermajority voting provisions;
6.
Proposal to amend our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation;
7.
Board proposal regarding the approval of the amendment to our Restated Certificate of Incorporation to create a stockholder right to call for a special stockholder meeting;
8.
Proposal to make certain administrative and clarifying changes to our Restated Certificate of Incorporation;
9.
Ratification of our Tax Benefits Preservation Plan;
10.
Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
11.
Vote on a stockholder proposal entitled, “Proposal 11 – Adopt a Shareholder Right to Call a Special Shareholder Meeting,” if properly presented at the Annual Meeting.

Additionally, if needed, the stockholders may act upon any other matters that may properly come before the Annual Meeting or any adjournments.

Only stockholders of record at the close of business on March 27, 2023 will be entitled to notice of and to vote at the Annual Meeting.

Your vote is important!

Please promptly vote your shares by telephone, the internet, or, if the proxy statement was mailed to you, by marking, signing, dating, and returning the enclosed proxy card as soon as possible, regardless of whether you plan to attend the Annual Meeting. You may revoke your proxy at any time before it is voted.

By Order of the Board Of Directors

*We intend to hold our annual meeting in person. However, due to the uncertainties surrounding the impact of the coronavirus (COVID-19), it may not be possible or advisable to hold our annual meeting in person and we are planning for the possibility that the annual meeting may be delayed or held by means of remote communication. If we decide to take either such step, we will announce the decision to do so in advance of the annual meeting. If we elect to hold our annual meeting by remote communication, details on how to participate will be issued by press release, posted on our website at http://ir.tetratec.com/events-and-webcasts and filed with the U.S. Securities and Exchange Commission as additional proxy material.

Kimberly M. O'Brien
Corporate Secretary

April [11], 2023
The Woodlands, Texas

PROXY STATEMENT

Table of Contents

PROXY STATEMENT SUMMARY	1	Stockholder Engagement	55
		Sustainability	55
Proposal No. 1: Election of Directors	7	Stock Ownership Guidelines	55
Board Recommendation	7	Board Committees and Meetings	56
Vote Required	7	Board and Committee Succession Planning	59
Nominees for Director	8	Director Nominations by the Nominating, Governance
		and Sustainability Committee	60
Proposal No. 2:Advisory Vote to Approve Executive		Director Tenure	62
Compensation	15	Director Orientation and Continuing Education	62
Board Recommendation	16	Board and Committee Self-Evaluation Process	62
Vote Required	16	Executive Sessions of the Board of Directors	63
		Communications with Directors	63
Proposal No. 3: Advisory Vote on the Frequency of		Director Nominations Submitted by Stockholders	64
Future Advisory Votes on Executive Compensation	17	Executive Succession Planning	64
Board Recommendation	17	Insider Trading Policy (including Hedging)	65
Vote Required	17	Certain Transactions	65

Proposal No. 4: Approval of the Amendment and		AUDIT COMMITTEE REPORT	66
Restatement of our First Amended and Restated		Fees Paid to Principal Accounting Firm	68
2018 Equity Incentive Plan	18	Audit Committee Preapproval Policies and
Board Recommendation	18	Procedures	68
Background and Purpose for the Proposal	18
Stockholder Approval	19	Executive Officers	69
Factors Considered in Setting Size of Requested
Share Reserve	19	COMPENSATION DISCUSSION & ANALYSIS	72
Equity Compensation Plan Information	19	I. EXECUTIVE SUMMARY	72
Non-Stockholder Approved Plans	20	Company Operations and Performance	72
Shares available for grant and outstanding awards	20	Positive 2022 Say-on-Pay Vote Outcome and
Burn Rate	21	Stockholder Engagement	73
Potential Dilution	21	Overall Compensation Structure	73
Key Compensation Practices	22	Key Compensation Practices and Policies	73
Description of the Amended and Restated 2018	22	II. COMPENSATION PHILOSOPHY	74
U.S. Federal Income Tax Consequences	27	Overview of Compensation Philosophy and
New Plan Benefits and Options Outstanding	29	Objectives	74
Vote Required	30	III. ROLES & PROCESSES	76
		IV. COMPENSATION ELEMENTS	79
Proposal No. 5: Approval of the Company’s		Base Salary	80
Restated Certificate of Incorporation to Eliminate		Annual Cash Incentives	80
Supermajority Voting Provision	31	Long-Term Incentives	83
The Proposed Amendment	31	Retirement, Health, and Welfare Benefits	88
Background of the Proposal	31	Perquisites	88
Board Recommendation	32	Clawback Policy	88
Vote Required	32	Severance Plan and Termination Payments	89
		Employment Agreements	89
Proposal No. 6: Approval of the Company’s		Double Trigger Change of Control Agreements	89
Restated Certificate of Incorporation to Reflect New		Indemnification Agreements	89
Delaware Law Provisions Regarding Officer		Stock Ownership Guidelines	90
Exculpation	33	Tax and Accounting Implications of Executive
The Proposed Amendment	33	Compensation	90
Background of the Proposal	33
Board Recommendation	34	COMPENSATION COMMITTEE REPORT	91
Vote Required	34
		COMPENSATION OF EXECUTIVE OFFICERS	92
Proposal No. 7: Board Proposal Regarding the		Summary Compensation	92
Approval of the Amendment to the Company's		Grants of Plan Based Awards	93
Restated Certificate of Incorporation to Create a		Outstanding Equity Awards at Fiscal Year End	94
Stockholder Right to Call for a Special Stockholder		Option Exercises and Stock Vested	95
Meeting	35	Nonqualified Deferred Compensation	95
he Proposed Amendment	35	Potential Payments upon Termination or Change
Background of the Proposal	36	of Control	96
Board Recommendation	37	CEO Pay Ratio	98

Vote Required	37	Pay vs. Performance	99

Proposal No. 8: Approval of Certain Additional Non-		COMPENSATION RISK	105
Substantive Amendments to the Company's
Restated Certificate of Incorporation	38	DIRECTOR COMPENSATION	106
The Proposed Amendment	38
Background of the Proposal	38	BENEFICIAL STOCK OWNERSHIP OF CERTAIN
Board Recommendation	39	STOCKHOLDERS AND MANAGEMENT	108
Vote Required	39	Proposals of Stockholders	109
		Additional Financial Information	109
Proposal No. 9: Approval of the Tax Benefits		Other Matters	109
Preservation Plan	40
Background of the Proposal	40	GENERAL INFORMATION ABOUT THE MEETING
Board Recommendation	43	AND VOTING	110
Vote Required	43	Internet and Electronic Availability of Proxy	110
		General Voting Instructions	110
Proposal No. 10: Ratification of Selection of		Voting Rules	112
Independent Registered Public Accounting Firm	44	Householding of Annual Meeting Materials	115
Independence of our Independent Auditor	44
Audit Partner Rotation	44	APPENDIX A – INFORMATION REGARDING NON-
Considerations Regarding Appointment	44	GAAP FINANCIAL MEASURES	117
Board Recommendation	45
Vote Required	45	ANNEX A – AMENDED & RESTATED 2018 EQUITY
		INCENTIVE PLAN	121
Proposal No. 11: Stockholder Proposal to Adopt a
Shareholder Right to Call a Special Shareholder		ANNEX B – AMENDED & RESTATED CERTIFICATE
Meeting	46	OF INCORPORATION	139
Background of the Proposal	46
Statement of the Board of Directors	47	ANNEX C – TAX BENEFITS PRESERVATION PLAN	144
Board Recommendation	48
Vote Required	48

CORPORATE GOVERNANCE	49
Corporate Governance Guidelines	49
Majority Vote Policy	49
Corporate Governance Documents	49
Director Independence and Transactions	50
Board Leadership Structure; Separation of Positions of Chairman and Chief Executive Officer	51
Board Oversight of TETRA	51

proxy statement summary

PROXY STATEMENT SUMMARY

This summary provides an overview of selected information contained elsewhere in the Proxy Statement and does not contain all the information you should consider. You should refer to the remainder of the Proxy Statement for more information about us and the proposals you are being asked to consider.

Annual Meeting of Stockholders

Date & Time Wednesday, May 24, 2023 11:00 a.m. local time	Location 24955 Interstate 45 North The Woodlands, TX 77380	Record Date Monday, March 27, 2023

Voting Matters

Stockholders will be asked to vote on the following matters at the Annual Meeting:

		Board Recommendation	Page Reference
Management Proposals
1 -	Election of Directors	Vote FOR each director nominee	7
2 -	Advisory vote to approve executive compensation	Vote FOR	15
3 -	Advisory vote on the frequency of future advisory votes on executive compensation	Vote ANNUALLY (1 YEAR)	17
4 -	Approval of our Second Amended and Restated 2018 Equity Incentive Plan	Vote FOR	18
5 -	Approval of the amendment of our Restated Certificate of Incorporation to eliminate the supermajority voting provisions	Vote FOR	31
6 -	Approval of the amendment of our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation	Vote FOR	33
7 -	Approval of the amendment of our Restated Certificate of Incorporation to create a stockholder right to call for a special stockholder meeting	Vote FOR	35
8 -	Approval of certain administrative or clarifying changes to our Restated Certificate of Incorporation	Vote FOR	38
9 -	Ratification of our NOL Rights Plan, as described herein	Vote FOR	40
10 -	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm	Vote FOR	44

Stockholder Proposal
11 -	Vote on a stockholder proposal adopting a shareholder right to call a special shareholder meeting, if properly presented	Vote AGAINST	46

2023 Proxy Statement	TETRA Technologies, Inc. I 1

PROXY STATEMENT SUMMARY

Snapshot of 2023 Director Nominees

Our director nominees exhibit an effective mix of diversity, experience and perspective. The following chart summarizes the independence, tenure and diversity of our director nominees.

Independence	Tenure

Age	Diversity
(1) Christian Garcia and Shawn Williams (2) Gina Luna and Sharon McGee

2023 Proxy Statement	TETRA Technologies, Inc. I 2

PROXY STATEMENT SUMMARY

2023 Nominees	Tenure (years)	Independent	Committee Memberships			Public Directorships
			Audit	HCMCC	NGSC
Mark E. Baldwin	9	✓	C*			3
Thomas R. Bates, Jr.	11	✓		C		3
Christian A. Garcia	New nominee	✓				0
John F. Glick Chairman of the Board	9	✓			•	2
Gina A. Luna	4	✓	•		C	2
Brady M. Murphy Chief Executive Officer	4					1
Sharon B. McGee	1	✓		•	•	1
Shawn D. Williams	2	✓	•	•		3
HCMCC = Human Capital Management and Compensation Committee						C = Chair
NGSC = Nominating, Governance and Sustainability Committee						● = Member
* = Audit Committee Financial Expert

Corporate Governance Highlights

We continuously monitor developments and best practices in corporate governance and enhance our practices as warranted and based on stockholder feedback. Our practices include policies and structures that we believe are sound and effective corporate governance practices, including:

●	Plurality voting standard with a director resignation policy ("plurality plus") in the election of directors
●	Annual election of all directors
●	Separation of Chairman of the Board and Chief Executive Officer positions
●	Regular meetings of our non-employee independent directors
●	Thoughtful board evaluation process

2023 Proxy Statement	TETRA Technologies, Inc. I 3

PROXY STATEMENT SUMMARY

●	Director and executive succession planning
●	Formal onboarding program for new directors
●	Rigorous stock ownership guidelines applicable to directors and executive officers
●	A prohibition against directors, executive officers and employees holding our securities in margin accounts or pledging our securities, absent company approval
●	A prohibition against directors, executive officers and employees engaging in certain hedging transactions with respect to our securities
●	Executive Officer change in control benefits that are subject to “double trigger”
●	An independent compensation consultant hired by and reporting to the Human Capital Management and Compensation Committee
●	Compensation clawback policy that provides us with a mechanism to recover incentive compensation paid to our executive officers in certain circumstances
●	Written Human Rights Standards

In addition, if approved by stockholders at the Annual Meeting, our Restated Certificate of Incorporation will be amended to:
●	Eliminate the supermajority provision
●	Create a stockholder right to call for a special stockholder meeting

2023 Proxy Statement	TETRA Technologies, Inc. I 4

PROXY STATEMENT SUMMARY

Executive Compensation Highlights

Below is a list of our 2022 Named Executive Officers, or “NEOs,” and select 2022 compensation highlights. Our executive compensation program reflects a fundamental belief that compensation should be competitive with the broad market in which we compete for executive talent, and commensurate with the performance of the individual executives and the Company. For additional information on the 2022 compensation of our NEOs, please refer to the Compensation Discussion and Analysis (“CD&A”), beginning on page 72.

2022 NEOs

2022 NEOs	Change in Annual Base Salary (2021 to 2022)	Change in Target Annual Bonus (2021 to 2022)	Percentage of 2022 Total Target
			Direct Compensation that is Variable or Performance-Based
Brady M. Murphy President & CEO	+5%	No Change	84%
Elijio V. Serrano Sr. VP & CFO	+4%	No Change	77%
Matthew J. Sanderson Exec. VP & Chief Commercial Officer	+6%	+10%	69%
Timothy C. Moeller Sr. VP	+9%	No Change	68%
Richard D. O’Brien VP Finance & Controller	+3%	No change	55%

Business Highlights

•
Continued to pursue our long-term growth strategy that includes expanding our core businesses, domestically and internationally, through the introduction of new technology, organic growth, and accretive acquisitions
•
Strong revenue growth and demand for our Completion Fluids & Products and our Water & Flowback Services
•
Further strengthened and expanded our offshore completion fluids business with two key investments – a North Sea completion fluids business and purchase of completion fluid inventory and a deepwater base in Fourchon, Louisiana that services the Gulf of Mexico. These investments will increase our fluid capacity by 70% in the U.K. sector of the North Sea, by 11% in deepwater Gulf of Mexico operations, and 19% overall
•
Growth in our Water & Flowback segment was driven by investments made in our TETRA SandStormTM advanced cyclone technology to significantly expand our fleet, both in the U.S. market as well as to strengthen our longer-term position in international and offshore markets

2023 Proxy Statement	TETRA Technologies, Inc. I 5

PROXY STATEMENT SUMMARY

•
Completed our first field pilot project for the desalination of produced water for beneficial re-use in Texas for a major oil & gas operator, the results of which yielded as high as 92% desalinated water from the produced water with total dissolved solids below the average found in municipal tap water. We continue to see significant customer interest in produced water beneficial re-use, including mineral extraction
•
Continued to pursue low-carbon energy initiatives that leverage our fluids and aqueous chemistry core competencies, our significant bromine and lithium assets and technologies, and our leading calcium chloride production capabilities. This included advancing on the technical and financial analysis for the development of our bromine and lithium brine inferred resources in the Smackover formation in SW Arkansas
•
Strong culture of QHS&E drives product and service delivery

Financial Results – Delivering on our Commitments to Stockholders

In 2022, TETRA drove improvements in key financial metrics by:

•
Increasing revenue to $553 million, a 42% increase over 2021 and a 46% increase over 2020.
•
Improving adjusted EBITDA* to $78.1 million, a 56% increase over 2021 and a 59% increase over 2020.
•
Improving our Return on Net Capital Employed (RONCE) to 13.4%, a 204% increase over 2021 and a 1,040% increase over 2020.
•
Over the 3-year period of 2020 through 2022, increasing our total stockholder return ("TSR") by 302%.

* adjusted EBITDA and RONCE are not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Please see Appendix A – Information Regarding Non-GAAP Financial Measures - for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures

2023 Proxy Statement	TETRA Technologies, Inc. I 6

proposal no. 1 — election of directors

PROPOSALS

Proposal No. 1 — Election of Directors

The Board recommends a vote FOR the election of each nominee

On March 13, 2023, our Board of Directors increased the size of the Board of Directors from seven to eight members. All of our current directors have been nominated for election at the Annual Meeting. Christian A. Garcia, who has not previously served on the Board of Directors, has been nominated to fill the newly created vacancy resulting from the expansion of the Board of Directors. Proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees for director set forth below.

Board Recommendation

Our Board of Directors believes that each director nominee for election at the Annual Meeting is highly qualified. The director nominees’ biographies (below) describe the specific experience, qualifications, attributes, and skills that have been considered by the Nominating, Governance and Sustainability Committee and contributed to such individuals’ being nominated for our Board of Directors. As their biographies indicate, all the director nominees possess significant leadership and professional experience, knowledge, including energy and specialty chemicals industry knowledge, and skills that qualify them for service on our Board of Directors. Each nominee, other than Mr. Murphy, our President and Chief Executive Officer, satisfies the independence requirements under the listing standards of the New York Stock Exchange (“NYSE”). All nominees satisfy the criteria stated in our Corporate Governance Guidelines and possess the personal characteristics essential for the proper and effective functioning of our Board of Directors.

The terms of office of each of the seven current directors will expire at the time of the Annual Meeting. The Nominating, Governance and Sustainability Committee of the Board of Directors has recommended, and the Board of Directors has nominated and urges you to vote “FOR”, the election of the eight persons listed below who have been nominated to serve one-year terms as directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a director, if elected.

Vote Required

A plurality vote is required for the election of directors in Proposal No. 1. This means that, if a quorum is present at the Annual Meeting, the eight nominees receiving the greatest numbers of “FOR” votes will be elected to serve as directors. Please see the "General Information About the Meeting and Voting" section in this Proxy Statement for additional information.

It is intended that the proxies solicited hereby will be voted “FOR” the election of such nominees, unless the authority to do so has been withheld by you. A ballot for a nominee that is marked "WITHHOLD" will not be counted as a vote cast. If, at the time of the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy will enable the proxy holder to vote for a substitute nominee of the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee will be required.

Plurality Plus Voting Policy: Our Corporate Governance Guidelines provide that in an uncontested election (that is, an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of votes WITHHELD for his or her election than votes FOR such election shall, following certification of the stockholder vote, unless such nominee has previously submitted an irrevocable resignation in accordance with the director resignation policy, promptly tender his or her resignation to the Chairman

2023 Proxy Statement	TETRA Technologies, Inc. I 7

PROPOSAL NO 1 - ELECTION OF DIRECTORS

of the Board of Directors. The Nominating, Governance and Sustainability Committee is required to recommend to the Board of Directors whether such tendered resignation should be accepted or rejected. The Board of Directors will then determine whether to accept or reject the tendered resignation. Following the Board of Director’s decision on the Nominating, Governance and Sustainability Committee’s recommendation, we will promptly disclose the Board of Director’s decision and decision-making process regarding a tendered resignation in a document filed with the Securities and Exchange Commission (the “SEC”). Each of the director nominees has previously submitted an irrevocable resignation letter. Please read our Corporate Governance Guidelines posted in the Corporate Governance section of the Investor Relations area of our website at www.tetratec.com for more information regarding our plurality plus vote policy.

Nominees for Director

The nominees for election as directors are as follows:

Name	Age	Position with Us	Tenure (years)	Public Directorships
Mark E. Baldwin	69	Independent Director	9	3
Thomas R. Bates, Jr.	73	Independent Director	11	3
Christian A. Garcia	59	N/A - New Director Nominee	N/A	0
John F. Glick	70	Independent Director	9	2
Gina A. Luna	49	Independent Director	4	2
Sharon B. McGee	58	Independent Director	1	1
Brady M. Murphy	63	Director, President and CEO	4	1
Shawn D. Williams	60	Independent Director	2	3

See “Beneficial Stock Ownership of Certain Stockholders and Management” on page 108 for information regarding the number of shares of the Company's common stock, par value $0.01 per share (the "common stock") owned by each nominee.

Mark E. Baldwin
• Age 69 • Independent Director since 2014 Board Committees • Audit Committee (Chairman)

Key Attributes/Skills/Expertise.

Mr. Baldwin, through his experience in executive financial positions with public companies, brings significant knowledge of accounting, capital structures, finance and financial reporting, risk management, strategic planning, and forecasting and provides the Board of Directors and audit committee important perspective on our financial reporting and governance obligations. Mr. Baldwin has extensive knowledge of the energy industry and his financial management and operations experience provides a significant contribution to our Board of Director’s mix of backgrounds and skills.

Mr. Baldwin has served as a member of our Board of Directors since January 2014 and as Chairman of our Audit Committee since May 2014. Mr. Baldwin served as the executive vice president and chief financial officer of Dresser-Rand Group, Inc., a public company subject to the reporting requirements of the Securities Exchange Act of 1934 (a "Public Company"), from August 2007 until his retirement in May 2013. Prior to joining Dresser-Rand, he served as the executive vice president, chief financial officer, and treasurer of Veritas DGC Inc., a Public Company, from August 2004 through February 2007, and operating partner at First Reserve Corporation from April 2003 through July 2004. Mr. Baldwin served as executive vice president and chief financial officer for NextiraOne from October 2001 through August 2002, and as chairman of the board and chief executive officer for Pentacon Inc. from 1997 through 2001. From 1980 through 1997, Mr. Baldwin served in a variety of finance and operations positions

2023 Proxy Statement	TETRA Technologies, Inc. I 8

PROPOSAL NO 1 - ELECTION OF DIRECTORS

with Keystone International Inc., including treasurer, chief financial officer, and president of the Industrial Valves and Controls Group. Mr. Baldwin currently serves as a director and as a member of the audit committee of KBR, Inc. (KBR) and as a director and as a member of the audit committee of Nine Energy Service, Inc. (NINE), both of which are Public Companies. He previously served as a director of Seahawk Drilling Inc. from August 2009 until February 2011. Mr. Baldwin has a B.S. in Mechanical Engineering from Duke University and an MBA from Tulane University.

Thomas R. Bates, Jr., Ph.D.
• Age 73 • Independent Director since 2011 Board Committees • Human Capital Management and Compensation Committee (Chairman)

Key Attributes/Skills/Expertise.

Dr. Bates has over 40 years of experience in the international oil and gas services industry, both in management positions with operational responsibilities and as a director. Through his leadership roles, Dr. Bates has gained significant management development, executive compensation, and succession planning experience. Dr. Bates’ experience serving as a director of other public companies provides cross-board experience and perspective, and his past management of a private equity firm provides valuable entrepreneurial and capital markets insight.

Dr. Bates served as a member of our Board of Directors since November 2011, as Chairman of our Human Capital Management and Compensation Committee since May 2014, and as a member of that committee since May 2012. Dr. Bates is a private investor and currently an adjunct professor in the Finance Department at Texas Christian University where he teaches in the MBA program at the Neeley School of Business and serves on the board of the Ralph Lowe Energy Institute. Dr. Bates joined Lime Rock Management LP, an energy-focused private equity firm, as a managing director in 2001 and became a senior advisor of the firm in 2010 before retiring in 2013. Dr. Bates had 25 years of experience in oil service management and operations before joining Lime Rock. He served from 1998 through 2000 as president of the Discovery Group of Baker Hughes and was responsible for the integration of Western Atlas into Baker Hughes. Earlier, he served as president and chief executive officer of Weatherford Enterra. Previously, Dr. Bates spent 15 years with Schlumberger in both domestic and international locations and was responsible for the Anadrill business unit when early MWD and LWD tools were commercialized. Dr. Bates began his career with Shell Oil Company, where he conducted drilling research. Dr. Bates has been a personal investor and/or a corporate investor in more than a dozen oil service technology startups. Dr. Bates also serves on the board of directors and as chairman of the compensation and leadership development committee and member of the audit committee of SSR Mining, Inc. (SSRM), a Canadian publicly traded company, and as chairman of the board of directors and a member of the audit committee of Vantage Drilling International (VTDRF), a public company that trades on the OTC. Dr. Bates previously served on the boards of Independence Contract Drilling, Inc. from August, 2014 through June, 2020, Weatherford International, plc from December 2019 until June 2020, and Tidewater Inc. from July 2017 to October 2019. Dr. Bates is a graduate of the University of Michigan with a Ph.D. in Mechanical Engineering.

2023 Proxy Statement	TETRA Technologies, Inc. I 9

PROPOSAL NO 1 - ELECTION OF DIRECTORS

Christian A. Garcia
• Age 59 • Director Nominee

Key Attributes/Skills/Expertise.

Mr. Garcia brings extensive business and financial experience across multiple global industries, with strong capabilities in capital markets, strategy development, M&A, investor communications, and system implementation and process redesign. Having served in various executive management positions, Mr. Garcia’s broad experience in financial management, information technology, and global business processes for a number of energy-related companies provides valuable insight to our Board of Directors from a financial, operational and strategic planning perspective.

Mr. Garcia serves as executive vice president and chief financial officer at BrandSafway, a provider of industrial services solutions to commercial, industrial, and infrastructure markets since October 2020. Prior to joining BrandSafway, from January 2020 to August 2020, Mr. Garcia served as the executive vice president and chief financial officer of Weatherford International, a publicly-listed oil services company. Prior to joining Weatherford, from October 2016 to October 2019, he served as executive vice president and chief financial officer of Visteon Corporation, a publicly-listed provider of automotive cockpit electronics. Previously, Mr. Garcia served as acting chief financial officer of Halliburton Company, a publicly-listed energy company, where he progressed through a variety of leadership positions including chief accounting officer, treasurer and senior vice president of investor relations. For the periods August 2020 to October 2020 and October 2019 to January 2020, Mr. Garcia was self-employed. From May 2017 to October 2019, he served as a board director and chairman of the audit committee of Keane Group, Inc., a publicly-listed provider of integrated well completions. Mr. Garcia received his Bachelor of Science from the University of the Philippines and his master’s degree in business from Purdue University Krannert School of Management.

John F. Glick

•
Age 70
•
Independent Director since 2014
•
Chairman of the Board

Board Committees

•
Nominating, Governance and Sustainability Committee
•
As Chairman of the Board, Mr. Glick is an Ex-Officio member of the Human Capital Management and Compensation Committee and the Audit Committee

Key Attributes/Skills/Expertise.

Mr. Glick brings extensive energy industry, management, and oversight experience, having served in executive management positions with various public energy services and manufacturing companies. Mr. Glick’s broad experience in manufacturing and servicing a variety of oilfield drilling and completion products, both domestically and internationally, provides valuable insight to our Board of Directors from an operational and strategic planning perspective.

Mr. Glick has served as a member of our Board of Directors since January 2014, as Chairman of the Board since May 2022, as a member of our Nominating, Governance and Sustainability Committee since May 2015, including chairman of that committee from May 2015 to May 2022, and as a member Human Capital Management and Compensation Committee May 2014 to May 2022. Mr. Glick served as the chief executive officer and a director of

2023 Proxy Statement	TETRA Technologies, Inc. I 10

PROPOSAL NO 1 - ELECTION OF DIRECTORS

Lufkin Industries, Inc., a Public Company, from March 2008 until his retirement in July 2013 and served as Lufkin’s president and a director since August 2007. During his tenure, Mr. Glick oversaw the growth of Lufkin and, ultimately, the sale of the company to General Electric in July 2013. From September 1994 through August 2007, Mr. Glick served as the vice president and general manager of Lufkin’s Power Transmission Division. He served as vice president and general manager of Lufkin’s Oilfield Division from August 2007 through August 2008. Prior to joining Lufkin, from 1974 through 1994, Mr. Glick held several senior management level positions with Cameron Iron Works, Inc. Mr. Glick currently serves as the non-executive chairman of the board of directors, chairman of the nominating and governance committee, and an ex-officio member of the audit and remuneration committees of Hunting PLC (HTG.L), a public company traded on the London Stock Exchange and also serves as chairman of Baylor St. Luke’s Hospital board of trustees and sits on its executive committee. Mr. Glick previously served on the board of Weatherford International plc from December 2019 until June 2020. Mr. Glick received a B.S. in Journalism from the University of Kansas and graduated from the Harvard Graduate School of Business Program for Management Development.

Gina A. Luna
• Age 49 • Independent Director since 2018 Board Committees • Nominating, Governance and Sustainability Committee (Chairman) • Audit Committee

Key Attributes/Skills/Expertise.

Ms. Luna brings excellent insights and more than 20 years of international and domestic investment and commercial banking, marketing and executive management experience across multiple industries to our Board of Directors. Ms. Luna’s banking background and extensive financial expertise, in particular, provides a significant contribution to our Board of Director’s mix of backgrounds, experiences, and skills.

Ms. Luna has served as a member of our Board of Directors since July 2018, as chairman of our Nominating, Governance and Sustainability Committee since May 2022, and as a member of that committee and our Audit Committee since July 2018. Ms. Luna has served as a managing partner of GP Capital Partners, LP since November 2020 and served as the chief executive officer of Luna Strategies, LLC, an independent consulting firm, from November 2016 to October 2020. Prior to that, Ms. Luna served at JPMorgan Chase and Co. for 21 years, holding several senior management level positions, most recently as managing director, Chase Commercial Banking, from 2009 to November 2016, as chief marketing officer, Chase Commercial Banking, from 2005 to 2009, and as chief operating officer, Commercial and Investment Banking, South Region, from 2000 to 2005. Ms. Luna has also served on the board of directors and as a member of the audit committee of Roku, Inc. (ROKU), a Public Company, since December 2020. Ms. Luna received a Bachelor of Science in Business Administration, with majors in finance and management, from Texas A&M University and earned an NACD Directorship Certification through the NACD Directorship Certification program. NACD Directorship Certified directors establish themselves as committed to continuing education on emerging issues and to helping to elevate the profession of directorship.

2023 Proxy Statement	TETRA Technologies, Inc. I 11

PROPOSAL NO 1 - ELECTION OF DIRECTORS

Brady M. Murphy
• Age 63 • President and Chief Executive Officer • Director since 2018 (not Independent) Board Committees • No Committee Memberships

Key Attributes/Skills/Expertise.

Mr. Murphy has more than 35 years of global operations, engineering, manufacturing and business development experience in a variety of areas within the energy industry, including deepwater, mature fields and unconventional assets. Mr. Murphy’s service as our President and Chief Executive Officer and his prior service as our Chief Operating Officer provides our Board of Directors with an in-depth source of knowledge regarding our operations, customers, competitors, markets in which we operate, business strategy, safety leadership, executive management team, and the effectiveness of our compensation programs.

Mr. Murphy has served as our President and Chief Executive Officer since May 2019, as our President and Chief Operating Officer from February 2018 until his promotion to Chief Executive Officer in May 2019, and as a director since December 2018. From May 2019 to January 2021, Mr. Murphy also served as President and chairman of the board of directors of CSI Compressco GP LLC, the general partner of CSI Compressco LP, formerly one of our consolidated subsidiaries and a publicly traded limited partnership. Mr. Murphy served as a director of CSI Compressco GP LLC from February 2018 to January 2021. Prior to joining TETRA, Mr. Murphy served as chief executive officer of Paradigm Group B.V., a private company focused on strategic technologies for the upstream energy industry, from January 2016 until February 2018. Mr. Murphy previously served at Halliburton Company and its affiliated companies for 26 years and held numerous international and North America positions, most recently as senior vice president - global business development and marketing from 2012 to December 2015, as senior vice president - business development Eastern Hemisphere from 2011 to 2012, and as senior vice president - Europe/Sub–Saharan Africa region from 2008 to 2011. Earlier in his career, from 1981 until 1989, Mr. Murphy held several positions with increasing responsibility at Gerhart Industries. Mr. Murphy received his B.S. degree in Chemical Engineering from Pennsylvania State University and is an alumnus of Harvard Business School’s Advanced Management Program.

2023 Proxy Statement	TETRA Technologies, Inc. I 12

PROPOSAL NO 1 - ELECTION OF DIRECTORS

Sharon B. McGee
• Age 58 • Independent Director since 2022 Board Committees • Nominating, Governance and Sustainability Committee • Human Capital Management and Compensation Committee

Key Attributes/Skills/Qualifications.

Ms. McGee is an accomplished global specialty chemicals executive with a broad range of experience from global business management to responsibilities over corporate development, sales and marketing, supply chain and logistics, manufacturing operations, R&D and innovation, investor relations, sustainability and governance. Her expertise provides valuable insight to our Board of Directors regarding our aqueous chemistry solutions and low carbon energy initiatives.

Ms. McGee has served as a member of our Board of Directors and as a member of our Nominating, Governance and Sustainability Committee and our Human Capital Management and Compensation Committee since February 2022. Ms. McGee founded SDBM Executive and Strategic Advisory, LLC (“SDBM”) in May, 2021, an independent advisory service to the new energy, chemicals, materials, mining, and oil and gas industries. Prior to that, Ms. McGee served at Albemarle Corporation for 33 years, holding several senior management level positions, most recently as vice president of investor relations and corporate development from 2016 through January, 2021, vice president, Asia Pacific region and global fire safety sales from 2014-2016, vice president, sales – Americas from 2013-2014, division vice president, performance chemicals from 2008-2013, and global business director, industrial bromides from 2005-2008. Albemarle is one of the largest global producers of lithium and lithium derivatives, and bromine and bromine derivatives, of which Ms. McGee participated in many of those strategic discussions. Ms. McGee earned an Executive MBA Certificate from Louisiana State University and MS and BS degrees in Chemical Engineering from the University of Arkansas and earned an NACD Directorship Certification through the NACD Directorship Certification program. NACD Directorship Certified directors establish themselves as committed to continuing education on emerging issues and to helping to elevate the profession of directorship.

2023 Proxy Statement	TETRA Technologies, Inc. I 13

PROPOSAL NO 1 - ELECTION OF DIRECTORS

Shawn D. Williams
• Age 60 • Independent Director since 2021 Board Committees • Audit Committee • Human Capital Management and Compensation Committee

Key Attributes/Skills/Expertise.

Mr. Williams’ extensive experience in various industrial markets, including the plastics and specialty chemicals industry, his service in senior executive leadership positions with both financial sponsored and strategic owned global enterprises, and experience with strategic talent development and succession planning provides a significant contribution to our Board of Director’s mix of backgrounds and skills.

Mr. Williams has served as a member of our Board of Directors since March 2021 and as a member of our Audit Committee and Human Capital Management and Compensation Committee since April 2021. Most recently, Mr. Williams served as the Chief Executive Officer of Nexeo Plastics Holdings, Inc., a global plastics distributor, from April 2019 until June of 2020 and from September 2012 to March of 2019 as Executive Vice President of Nexeo Solutions, Inc. Mr. Williams has been retired since June 2020. Prior to joining Nexeo Solutions, from 2007 to 2012 Mr. Williams served as President of Momentive Global Sealants, a global specialty sealants business, and President of Momentive Performance Materials, a silicone specialty materials business. Earlier in his career, Mr. Williams spent 22 years serving in industrial and material business leadership roles at General Electric Company and led businesses globally in the Americas, Europe, and Asia across a broad sector of markets. Since January 1, 2022, Mr. Williams has served as the executive chairman of the board of managers of Covia Holdings, LLC, a provider of minerals-based solutions serving the industrial and energy markets, has served as a member of its audit committee and compensation committee since December 2020, and served as chairman of the board of managers from December 2020 to December 2021. He served as interim chief executive officer of Covia Holdings from June to December 2020. Mr. Williams has also served on the board of directors of Kirby Corporation (KEX), a Public Company, since July 2021 and as a member of its ESG and nominating committee since January 2022 and on the board of directors of Marathon Oil Corporation (MRO), a Public Company, since February 2023 and as a member of its audit and finance committee and its corporate governance and nominating committee. Mr. Williams earned his M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.S. in electrical engineering from Purdue University. Mr. Williams also earned an NACD CERT Certificate in Cyber Risk Oversight.

More details on our Board of Directors and corporate governance documents can be found starting on page 49.

2023 Proxy Statement	TETRA Technologies, Inc. I 14

Proposal No. 2 — Advisory Vote to Approve Executive Compensation

Proposal No. 2 — Advisory Vote to Approve Executive Compensation

The Board recommends a vote FOR this Proposal

In Proposal No. 2, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers (collectively, the “Named Executive Officers” or “NEOs”) pursuant to Section 14A of the Exchange Act, as disclosed in this Proxy Statement in accordance with SEC rules. While this vote is not binding on our Company, the results of the votes on this proposal will be carefully considered by the Board of Directors and the Human Capital Management and Compensation Committee (“HCMCC”) of our Board of Directors when making future executive compensation decisions. The next such vote will occur at the 2024 Annual Meeting.

As discussed in the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement, our compensation philosophy is designed to enable us to recruit and retain the highly qualified and competent executives that are crucial to our long-term success while ensuring that a significant portion of the compensation opportunities available to them are tied to performance; thus aligning their interests with the interests of our stockholders.

The following are some of the key topics discussed in greater detail in the CD&A and in other sections of this Proxy Statement, and stockholders are encouraged to read these other sections.

•
Every member of our HCMCC is independent, as independence is defined in the listing standards of the NYSE (page 58).
•
Our Executive Incentive Compensation Recoupment Policy provides a mechanism for us to recover all forms of incentive compensation paid to our executive officers in some circumstances (page 88).
•
Our HCMCC has established a thorough process for the review and approval of our compensation programs and practices and it has retained and directed an independent compensation consultant to assist in the discharge of its duties (page 76).
•
Our Board of Directors has adopted stock ownership guidelines that apply to our directors and executive officers (pages 55 and 90).
•
We employ our executive officers “at will” under employment agreements similar to those executed by all our employees (page 89).
•
Our insider trading policy prohibits transactions involving short sales, the buying and selling of puts, calls, or other derivative instruments, and certain forms of hedging or monetization transactions involving our securities (page 65).
•
On an annual basis, our HCMCC awards performance-based, long-term cash incentives to certain of our executive officers to supplement the long-term performance-based incentive and retention value provided by time-vesting equity awards.
•
A significant portion of our executive officers’ compensation is in the form of long-term incentive awards that are tied to the long-term performance of our stock and certain key measures that drive stockholder returns. The process by which the HCMCC determines the structure of these long-term incentive awards takes into account TETRA’s performance relative to our peers and internal budgeted expectations, market compensation and the need to retain executive talent over the long-term, and alignment with the experience of our long-term stockholders.

2023 Proxy Statement	TETRA Technologies, Inc. I 15

Proposal No. 2 — Advisory Vote to Approve Executive Compensation

•
We believe that providing both short- and long-term incentive compensation awards also helps reduce risks to us or our stockholders that could arise from excessive focus on short-term performance (page 105).

Our Board of Directors believes that our compensation program is effective in implementing our compensation philosophy and furthering our strategic goals and objectives. Pursuant to SEC rules, we are asking our stockholders to approve the compensation of our NEOs as disclosed in the CD&A (beginning on page 72), the compensation tables (beginning on page 92) and the narrative discussion following the compensation tables. This advisory stockholder vote, commonly known as “say-on-pay,” gives you as a stockholder the opportunity to approve or not approve our executive compensation program and policies through the following resolution:

“RESOLVED, that the stockholders of TETRA Technologies, Inc. approve, on an advisory basis, the compensation of its named executive officers as disclosed in the Company’s 2023 Proxy Statement pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure contained in this Proxy Statement.”

Board Recommendation

The Board of Directors recommends that you vote “FOR” approval of the named executive officer compensation as disclosed pursuant to the executive compensation disclosure rules of the SEC, including in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion as contained in this Proxy Statement. Proxies returned will be so voted unless contrary instructions are indicated thereon.

Vote Required

Approval of Proposal No. 2, on an advisory basis, requires the affirmative vote of a majority of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Brokers do not have discretionary authority to vote on the advisory vote to approve executive compensation. Consequently, broker non-votes will not be considered in the vote totals for this proposal and will have no effect on the vote. For the purpose of determining whether the proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal. Please see the "General Information About the Meeting and Voting" section in this Proxy Statement for additional information.

2023 Proxy Statement	TETRA Technologies, Inc. I 16

Proposal No. 3 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Proposal No. 3 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Board recommends a vote FOR An ANNUAL (1 YEAR) Advisory Vote on Executive Compensation

As proposed in Proposal No. 2, stockholders are being asked to cast a non-binding advisory vote with respect to the compensation of our NEOs. This advisory vote is typically referred to as a “say-on-pay” vote. In this Proposal No. 3, our Board of Directors is also asking stockholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. This vote is required under Section 14A of the Exchange Act. Stockholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote.

At our 2017 annual meeting of stockholders, our stockholders cast the highest number of votes for an annual advisory vote on executive compensation and our Board of Directors, based upon such vote, determined it would hold the non-binding advisory vote on executive compensation on an annual basis. We have held an advisory vote on executive compensation for each of the past five years accordingly. Our next advisory vote on the frequency of the advisory vote on executive compensation will occur at our 2029 annual meeting of stockholders.

Board Recommendation

Our Board of Directors unanimously recommends that stockholders vote to hold a stockholder vote regarding named executive officer compensation ANNUALLY (1 YEAR). Our Board of Directors believes that an annual advisory vote on the compensation of our named executive officers will allow our stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. Our Board of Directors believes that an annual vote is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters. Nevertheless, our Board of Directors acknowledges that there are a number of points of view regarding the relative benefits of annual and less frequent say-on-pay votes. Therefore, even though the advisory vote sought by this Proposal No. 3 is not binding on our Board of Directors, it intends to hold say-on-pay votes in the future in accordance with the frequency that receives the most stockholder support.

Vote Required

The frequency choice that receives the most votes of shares having voting power on such matter that are present or represented at the Annual Meeting will be considered by the Board of Directors to be the expression of the Company’s stockholders as to their preference, and the Board of Directors will take that frequency choice into account when making its determination as to the frequency of future advisory votes on executive compensation. Abstentions will be counted as present at the Annual Meeting for the purpose of establishing a quorum and will have no effect on this vote. Brokers who have not received voting instructions from the beneficial owners do not have the discretionary authority to vote on this matter. Therefore, broker non-votes will not be included in the vote totals and will have no effect on the vote regarding the frequency of future advisory votes on executive compensation. Please see the "General Information About the Meeting and Voting" section in this Proxy Statement for additional information.

2023 Proxy Statement	TETRA Technologies, Inc. I 17

Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018

Equity Incentive Plan

The Board recommends a vote FOR this Proposal

Board Recommendation

The use of equity-based awards under the TETRA Technologies, Inc. First Amended and Restated 2018 Equity Incentive Plan (as amended, the “2018 Plan”) is a key component of our compensation program. The ability to grant equity-based awards is critical to attracting and retaining highly qualified individuals. The Board of Directors believes it is in the best interests of the Company and our stockholders for those individuals to have an ownership interest in the Company in recognition of their present and potential contributions and to align their interests with those of our stockholders.

The current number of shares of our common stock available for grants under the 2018 Plan is insufficient to meet the goals of our compensation program going forward. Accordingly, our Board of Directors has approved and recommends that our stockholders approve the Second Amended and Restated 2018 Equity Incentive Plan (the “Amended 2018 Plan”) to increase the number of shares of common stock available for grant. If the proposed Amended 2018 Plan is approved by our stockholders, the 2018 Plan will provide us with additional shares with which to create incentives for our employees, officers, directors and consultants and will enable us to provide a competitive mix of compensation to our key employees.

The Board of Directors recommends that you vote “FOR” the Amended 2018 Plan, and proxies returned will be so voted unless contrary instructions are indicated thereon.

Background and Purpose for the Proposal

Historically the Company maintained the 2018 Plan as well as a 2018 Non-Employee Director Equity Incentive Plan (the “Director Plan”), a stand-alone equity plan for non-employee directors. The 2018 Plan and the Director Plan were approved by stockholders at the 2018 annual meeting of stockholders. At the 2021 annual meeting of stockholders, stockholders authorized (i) an increase in the number of shares of common stock available for grant under the 2018 Plan and (ii) an amendment to the 2018 Plan to ease the administrative burden of maintaining two equity incentive plans by permitting non-employee directors to participate in the 2018 Plan, such that no further awards may be granted under the Director Plan.

We also have grants outstanding under our 2011 Long Term Incentive Compensation Plan (the “2011 Plan”) and our 2007 Long Term Incentive Compensation Plan (the “2007 Plan”) which continue to be governed by the applicable terms and conditions of the respective plan, although no further options or awards may be granted under such plans. We may also grant inducement equity awards to new employees under our 2018 Inducement Restricted Stock Plan (the “Inducement Plan”), more fully described on page 20. For additional information regarding equity-based awards previously granted by us under the 2011 Plan, 2007 Plan and the Inducement Plan, see Note 13 to our consolidated financial statements on Form 10-K for the year ended December 31, 2022.

On February 27, 2023, our Board of Directors, at the recommendation of our Human Capital Management and Compensation Committee (“Committee”), approved the Amended 2018 Plan, subject to approval by our stockholders at our Annual Meeting, in order to increase the number of shares of our common stock available for

2023 Proxy Statement	TETRA Technologies, Inc. I 18

Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

grant by 4,500,000 shares. If approved by our stockholders, the aggregate number of shares of our common stock that may be the subject of awards and issued under the Amended 2018 Plan is 16,365,000.

Stockholder Approval

Stockholder approval of the Amended 2018 Plan is being sought in order to satisfy the stockholder approval requirements of the New York Stock Exchange and Section 422 of the Internal Revenue Code (the “Code”) to enable options granted under the Amended 2018 Plan to qualify as incentive stock options.

If the Amended 2018 Plan is not approved by our stockholders, the 2018 Plan will remain in effect, and we will remain subject to the existing share reserve under the 2018 Plan.

If the stockholders approve the Amended 2018 Plan, it will be effective as of May 24, 2023. A copy of the Amended 2018 Plan is attached to this Proxy Statement as Annex A. In Annex A, we have shown the changes to the 2018 Plan that will result from approval of the Amended 2018 Plan, with deletions indicated by strikeouts and additions indicated by underlining. The following description of the Amended 2018 Plan is not intended to be complete and is qualified by reference to Annex A, which contains the complete text of the Amended 2018 Plan.

If our stockholders approve this proposal, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register additional shares available for delivery under the Amended 2018 Plan.

Factors Considered in Setting Size of Requested Share Reserve

In setting the proposed number of shares reserved and issuable under the Amended 2018 Plan, the Human Capital Management and Compensation Committee and our Board of Directors considered a number of factors, including the following:

Equity Compensation Plan Information

In the table below, we provide information about the shares of our common stock that may be issued under the 2018 Plan as of December 31, 2022, the end of our most recent fiscal year.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Shown in the First Column)
Equity compensation plans
approved by stockholders(3)
2007 Long Term Incentive	528,047	$6.78	—
2011 Long Term Incentive	2,040,327	$6.44	—
2018 Equity Incentive Plan (4)	3,001,626	$4.19	3,894,924
Total	5,570,000	$6.50	3,894,924
Equity compensation plans not
approved by stockholders(5)
2018 Inducement Restricted Stock Plan	—	—	76,495
Total	—	—	76,495
All Plans Total	5,570,000	$6.50	3,971,419

2023 Proxy Statement	TETRA Technologies, Inc. I 19

Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

(1)
Represents the number of underlying shares issuable under outstanding options and restricted stock units (“RSUs”), under the respective plans. There are 528,047 shares attributable to outstanding options under the Amended and Restated 2007 Long Term Incentive Compensation Plan (the “2007 Plan”) and 2,040,327 shares attributable to outstanding options under the Third Amended and Restated 2011 Long Term Incentive Compensation Plan (the “2011 Plan”). There are 2,985,008 shares attributable to outstanding RSUs and 16,618 shares attributable to outstanding options under the 2018 Plan.
(2)
Represents weighted-average exercise price of options outstanding under the 2007 Plan, 2011 Plan and 2018 Plan. See note 1 above with respect to RSUs granted under the 2018 Plan. The weighted-average exercise price does not take these awards into account.
(3)
Consists of the 2007 Plan, the 2011 Plan, and the 2018 Plan.
(4)
Under the 2018 Plan, for the purpose of determining the number of shares available for future awards, an award of one stock option or one stock appreciation right with respect to one share of common stock is deemed to be an award of one share on the grant date. Any other awards granted under the 2018 Plan with respect to one share of common stock, including an award of a restricted share, a bonus share, or a performance share, is deemed to be an award of one share of common stock on the grant date.
(5)
Consists of the 2018 Inducement Restricted Stock Plan. A description of such plan follows.

Non-Stockholder Approved Plans

2018 Inducement Restricted Stock Plan

The TETRA Technologies, Inc. 2018 Inducement Restricted Stock Plan was adopted effective as of February 12, 2018. The purpose of the plan is to attract and retain the best available individuals for positions of substantial responsibility by providing a material inducement for such individuals to enter into employment with us or any of our affiliates. In connection with the employment of Brady M. Murphy, currently our President and Chief Executive Officer, the Board of Directors authorized the grant to Mr. Murphy of an employment inducement award of 502,513 shares of restricted stock, effective as of February 12, 2018. Fifty percent of the shares of restricted stock vested on the one-year anniversary date of the grant, 25% vested on the second-year anniversary date of the grant, and the remaining 25% of the shares of restricted stock vested on the third-year anniversary of the date of grant. In addition, in connection with our acquisition of Swiftwater Energy Services, LLC, the Board of Directors authorized the grant of awards totaling 420,992 shares of restricted common stock to thirteen persons as an inducement to their employment with TETRA on February 28, 2018. Subject to their continued employment with us and other terms and conditions set forth in the Restricted Stock Award Agreement between us and each of the individuals, the shares of restricted stock vested 100% on the third-year anniversary of the date of grant. There are 76,495 shares available for future awards under the 2018 Inducement Restricted Stock Plan.

Shares available for grant and outstanding awards

To facilitate approval of the Amended 2018 Plan, we are providing updated information as of our record date, March 27, 2023. As of the close of business on March 27, 2023, there were [_____] shares of our common stock issued and outstanding. The closing sale price of a share of our common stock on the New York Stock Exchange on that date was $[___]. The following table summarizes information regarding awards outstanding and shares remaining available for grant under the 2018 Plan, the 2011 Plan, the 2007 Plan and under the Inducement Plan, as of the close of business on March 27, 2023:

	2018 Plan	All Other Plans	Inducement Plan
Total shares underlying outstanding stock options and restricted stock units	[_]	2,568,374	__
Weighted average exercise price of outstanding stock options	$ 4.19	$ [6.50]	__
Weighted average remaining duration (years) of outstanding stock options	[5.34]	3.26	__
Total shares underlying outstanding unvested time-based restricted stock awards	[__]	__	__
Total shares available for grant	[__]	__	76,495

2023 Proxy Statement	TETRA Technologies, Inc. I 20

Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

The Human Capital Management and Compensation Committee is focused on using equity to compensate executives in a manner that links executive and stockholder interests while focusing on the overall dilutive impact of that equity. The Human Capital Management and Compensation Committee balances the need to attract, motivate, and retain the level of executive talent required to execute the business strategy and achieve operational excellence at TETRA with the need to carefully consider and manage the usage of equity and the resulting equity dilution.

Burn Rate

We manage our long-term dilution by limiting the number of shares subject to equity awards that we grant annually. The “burn rate” calculated below shows the dilution of our outstanding equity awards on our total outstanding shares. We have calculated the burn rate under our equity compensation program for the past three years, as set forth on the following table:

Time Period	Shares Subject to Options Awards	Shares Subject to Restricted Stock Awards	Weighted Average Number of Shares Outstanding	Burn Rate (%)
Fiscal 2020	0	1,958,296	125,510,533	1.56%
Fiscal 2021	0	2,246,000	126,602,260	1.77%
Fiscal 2022	0	1,875,854	128,860,797	1.46%
	Three-Year Average Burn Rate			1.60%

Estimated duration of shares available for issuance under the Amended 2018 Plan - Based on the shares available as of the record date under the Amended 2018 Plan, the 4,500,000 share increase to the Amended 2018 Plan, and certain assumptions described below, we expect that the share reserve of the Amended 2018 Plan will cover awards for approximately two years. Our estimation of the duration of the Amended 2018 Plan is based on a number of assumptions including the anticipated amount of annual grants under the Amended 2018 Plan, the rate at which shares will be returned to the Amended 2018 Plan reserve through forfeitures, cancellations and the like, and our future stock price performance. While the Committee believes that the assumptions utilized are reasonable, future share usage will differ to the extent that actual events differ from our assumptions.

Potential Dilution

The total potential dilution from the 4,500,000 share increase to the Amended 2018 Plan is approximately [8.9]% (calculated as the 4,500,000 shares plus the number of shares remaining available under the 2018 Plan and Inducement Plan and the number of shares subject to outstanding awards as of record date divided by the fully-diluted shares outstanding as of the Record Date). Our Board of Directors has considered this potential dilution level and believes it is within normal range for similarly situated companies.

In addition to overall dilution, in recommending the increase to the share reserve under the Amended 2018 Plan the Human Capital Management and Compensation Committee considered annual dilution from our equity incentive plans, as shown on the following table:

	Basic Dilution(1)	Fully Diluted(2)
December 31, 2020	7.0%	6.5%
December 31, 2021	9.5%	8.7%
December 31, 2022	7.2%	6.8%
(1)
Basic = (awards outstanding + remaining shares available) / shares outstanding
(2)
Fully Diluted = (awards outstanding + remaining shares available) / (shares outstanding + awards outstanding + remaining shares available)

2023 Proxy Statement	TETRA Technologies, Inc. I 21

Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

Key Compensation Practices

The Amended 2018 Plan includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

•
No repricing of underwater options or stock appreciation rights without stockholder approval - The Amended 2018 Plan prohibits actions to reprice options or stock appreciation rights (“SARs”) without stockholder approval.
•
No discounted option or SAR grants - The Amended 2018 Plan requires that the exercise price of options or SARs be at least equal to the fair market value of our common stock on the date of grant.
•
No dividend equivalents paid on unvested awards – Under the Amended 2018 Plan, dividend and dividend equivalent amounts with respect to any equity award may be accrued but shall not be paid until all conditions or restrictions relating to such award have been satisfied, waived or lapsed. In addition, the Amended 2018 Plan prohibits granting of dividend equivalents on stock options and stock appreciation rights.
•
Minimum vesting or performance period for all awards - A minimum vesting or performance period of one year is prescribed for all awards, subject only to limited exceptions.
•
Conservative share recycling provisions – We may not add back to the Amended 2018 Plan’s share reserve shares that are delivered or withheld to pay the exercise price of an option award or to satisfy a tax withholding obligation in connection with any award, shares that we repurchase using option exercise proceeds, and shares subject to a stock-settled SAR award that are not issued in connection with the settlement of that award.
•
No liberal definition of “change in control” - No change in control would be triggered by stockholder approval of a business combination transaction, the announcement or commencement of a tender offer, or any board assessment that a change in control may be imminent.
•
No automatic accelerated vesting of equity awards upon a change in control – The Amended 2018 Plan only provides for automatic accelerated vesting of equity awards upon a change in control that involves a corporate transaction if such awards are not continued or assumed after the corporate transaction.

Description of the Amended and Restated 2018 Plan

The major features of the Amended 2018 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Amended 2018 Plan, which is attached to this Proxy Statement as Annex A.

Eligible Participants - Employees and consultants of the Company or any subsidiary and non-employee members of our Board of Directors will be eligible to receive awards under the 2018 Plan. As of March 27, 2023, there were approximately [1,330] employees of the Company and its subsidiaries, seven non-employee members of our Board of Directors (assuming stockholder approval of the director nominations is received as of such date), and approximately 50 consultants who would be eligible to receive awards under the 2018 Plan.

Administration - The Amended 2018 Plan will be administered by the Administrator, which is the Board of Directors or any of its committees that may be administering the plan in accordance with the terms of the plan. To the extent consistent with applicable law, different committees may administer the Amended 2018 Plan with respect to different groups of service providers.

The Administrator has the authority to determine the fair market value of awards, persons to whom awards will be granted, the timing of awards, the type and number of shares covered by each award, the terms, conditions, performance criteria and restrictions of the awards as well as the manner in which awards are paid and settled. The Administrator may also prescribe, amend, or rescind rules to administer the Amended 2018 Plan, adopt special provisions applicable to certain awards (including awards to foreign employees), interpret the Amended 2018 Plan and any related award agreement, reconcile any inconsistency, correct any defect or supply an omission in the

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Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

Amended 2018 Plan and any related award agreement, determine in what circumstances an award shall be forfeited, accelerate the vesting or extend the exercise period of an award, otherwise amend the terms of outstanding awards to the extent permitted under the Amended 2018 Plan, and require or permit the deferral of the settlement of an award. Unless an amendment to the terms of an award is necessary to comply with applicable tax laws, if a participant’s rights under an impacted award would be adversely affected by such an amendment, the participant must consent to the amendment.

Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the Amended 2018 Plan prohibits the Administrator from repricing any outstanding option or SAR awards without the prior approval of our stockholders.

Subject to certain limitations set forth in the Amended 2018 Plan, the Administrator may also modify the terms of awards under the Amended 2018 Plan with respect to participants who reside outside of the United States or who are employed by a non-U.S. subsidiary of the Company in order to comply with local legal or regulatory requirements.

Available Shares and Limitations on Awards - A maximum of 16,365,000 shares of our common stock may be the subject of awards and issued under the Amended 2018 Plan, subject to adjustment for changes in our corporate structure or shares, as described below. The shares of common stock issuable under the Amended 2018 Plan may come from our authorized but unissued shares or treasury shares. The maximum number of shares that may be subject to stock options or SARs granted to any single participant in any calendar year is 1,000,000 shares. The maximum number of shares that may be subject to restricted stock awards, restricted stock units, performance shares, performance units and other stock-based awards granted to any single participant in any calendar year is 1,000,000 shares. No non-employee director may be granted during any calendar year awards having an aggregate fair market value, determined on the date of grant, in excess of $300,000.

Shares of common stock that are issued under the Amended 2018 Plan or that are potentially issuable pursuant to outstanding awards will reduce the Amended 2018 Plan’s share reserve by one share for each share issued or issuable pursuant to an outstanding award.

Any shares of common stock subject to an award under the Amended 2018 Plan that expires, is canceled or forfeited or is settled or paid in cash will, to the extent of such expiration, cancellation, forfeiture or cash settlement, automatically replenish the Amended 2018 Plan share reserve and become available for future awards. The following shares shall not again become available for awards or replenish the share reserve: any shares tendered or withheld to pay the exercise price of an option or to satisfy a tax withholding obligation in connection with any award; any shares repurchased by the Company using option exercise proceeds; and, any shares subject to a stock-settled SAR award that are not issued in connection with the settlement of the SAR award. Awards that may be settled solely in cash will not reduce the share reserve under the Amended 2018 Plan.

Share Adjustment Provisions – If certain transactions occur that cause the per share value of our common stock to change, such as stock dividends, stock splits, spin-offs, rights offerings or certain recapitalizations (referred to as an “equity restructuring”), the Administrator will equitably adjust (i) the aggregate number and kind of shares or other securities issued or reserved for issuance under the Amended 2018 Plan, (ii) the number and kind of shares or other securities subject to outstanding awards, (iii) the exercise price of outstanding stock options and SAR awards, and (iv) award limitations under the Amended 2018 Plan. Other types of transactions may also impact our common stock, such as a reorganization, merger, consolidation or partial or complete liquidation of our Company. If there is such a transaction and the Administrator determines that adjustments of the type previously described in connection with the equity restructurings would be appropriate to prevent any dilution or enlargement of benefits under the Amended 2018 Plan, the Administrator may make such adjustments as it deems equitable.

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Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

Types of Awards - The Amended 2018 Plan permits us to award stock options, SARs, restricted stock awards, restricted stock units, performance units, performance shares, other stock-based awards, and cash-based awards to eligible recipients. These types of awards are described in more detail below.

•
Options - Employees of the Company or any subsidiary may be granted options to purchase common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Code, and any eligible recipient may be granted options to purchase common stock that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The per share exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant. “Fair market value” under the Amended 2018 Plan as of any date generally means the closing sale price of a share of our common stock on the New York Stock Exchange on that date. As of March 27, 2023, the closing sale price of a share of our common stock on the New York Stock Exchange was $[___].

The total purchase price of the shares to be purchased upon exercise of an option will be paid in full by the participant (including provision for any applicable tax withholding) in the manner determined by the Administrator and authorized by the award agreement and the Amended 2018 Plan. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date and have an aggregate value equal to the purchase price of the shares being purchased.

An option will vest and become exercisable at such time, in such installments, and subject to such conditions as may be determined by the Administrator, and no option may have a term greater than 10 years from its date of grant. Until shares are issued upon exercise, no dividends or dividend equivalents may be paid or credited with respect to shares subject to an option award.

The aggregate fair market value of shares of our common stock with respect to which incentive stock options granted to any participant may first become exercisable during any calendar year may not exceed $100,000. Any incentive stock options that become exercisable in excess of this amount will be treated as nonqualified stock options. The maximum number of shares that may be issued upon the exercise of incentive stock option awards under the Amended 2018 Plan is 16,365,000.

•
Stock Appreciation Rights - A SAR award provides the right to receive a payment from us equal to the difference between (i) the fair market value as of the date of exercise of the number of shares of our common stock as to which the SAR is being exercised, and (ii) the fair market value of such shares as of the date the SAR was granted. The Administrator determines whether payment will be made in shares of our common stock, cash or a combination of both. The exercise price per share of a SAR award will be determined by the Administrator but may not be less than 100 percent of the fair market value of one share of our common stock on the date of grant. Until shares are issued upon exercise of a SAR award, no dividends or dividend equivalents may be paid or credited with respect to shares subject to a SAR award. A SAR award may not have a term greater than 10 years from its date of grant and will be subject to such other terms and conditions, consistent with the terms of the Amended 2018 Plan, as may be determined by the Administrator.
•
Restricted Stock Awards - A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the Administrator. Until it vests, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture. The Administrator may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that we, or any of our subsidiaries or business units, satisfy specified performance goals. No dividends or distributions payable with respect to shares that are subject to the unvested portion of a restricted stock award shall be issued or granted with respect to unvested awards, and instead shall be held by us and delivered to the participant, if at all, only upon such award becoming vested. Participants are entitled to vote restricted shares, including unvested restricted shares, unless the Administrator determines otherwise.

2023 Proxy Statement	TETRA Technologies, Inc. I 24

Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

•
Restricted Stock Unit Awards - A restricted stock unit award is a right to receive shares of our common stock, cash, or other securities equal in value to the fair market value of one share of our common stock on the date of vesting or settlement. Such awards may be time or performance-based awards that vest at such times, in such installments and subject to such conditions as may be determined by the Administrator. Until it vests or is earned, as applicable, a restricted stock unit award is subject to restrictions and the possibility of forfeiture. No dividends or distributions payable with respect to shares that are subject to the unvested or unearned portion of a restricted stock unit award shall be issued or granted with respect to unvested or unearned awards, and instead shall be held by us and delivered to the participant, if at all, only upon such award becoming vested or earned.
•
Other Stock-Based Awards - The Administrator may grant awards of common stock and other awards that are valued by reference to and/or payable in shares of our common stock under the Amended 2018 Plan. The Administrator has discretion in determining the terms and conditions of such awards.
•
Cash-based Awards – The Administrator may grant cash-based awards in such amounts and subject to such other terms as the Administrator, in its discretion, determines to be appropriate.

Minimum Vesting Periods – Except as described in the following sentence, all awards are subject to a minimum vesting period of one year from the date of grant. This minimum vesting requirement does not apply: (i) with respect to an acceleration of vesting upon a change in control in accordance with the Amended 2018 Plan or (ii) to awards involving an aggregate number of shares up to 5 percent of the Amended 2018 Plan’s share reserve. Generally, vesting will be suspended during any unpaid leave of absence.

Transferability of Awards - In general, no right or interest in any award under the Amended 2018 Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than upon a participant’s death to a beneficiary designated pursuant to the plan or by will or the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant.

Performance Based Awards - The Amended 2018 Plan allows for performance-based awards. The performance measures specified in the Amended 2018 Plan include the following: net income; cash flow; cash flow on investment; cash flow from operations; pre-tax or post-tax profit levels or earnings; operating income or earnings; closings; return on investment; earned value added; expenses; free cash flow; free cash flow per share; earnings; earnings per share; net earnings per share; net earnings from continuing operations; sales growth; sales volume; economic profit; expense reduction; return on assets; return on net assets; return on equity; return on capital; return on sales; return on invested capital; organic revenue; growth in managed assets; total stockholder return; stock price; stock price appreciation; EBITDA; adjusted EBITDA; return in excess of cost of capital; profit in excess of cost of capital; capital expended; working capital; net operating profit after tax; operating margin; profit margin; adjusted revenue; revenue; net revenue; operating revenue; cash provided by operating activities; net cash provided by operating activities per share; cash conversion percentage; new sales; net new sales; cancellations; gross margin; gross margin percentage; revenue before deferral; implementation or completion of critical projects; research; horsepower; horsepower utilization rate; product development; government relations; compliance; mergers; acquisitions or sales of assets or subsidiaries; health; safety; environmental; debt level; cost reduction targets; equity ratios; depreciation and amortization; G&A expense or adjusted G&A measures; charge offs; and such other criteria as established by the Committee in its sole discretion from time to time.

Effect of Termination of Employment - Unless otherwise set forth in an applicable award agreement, if a participant ceases to be employed by or provide other services to us and our subsidiaries, awards under the Amended 2018 Plan will be treated as set forth in the Amended 2018 Plan. Unless otherwise set forth in the applicable award agreement, upon termination of a participant for any reason, all unvested and unexercisable portions of any outstanding awards will be immediately forfeited without consideration; however, the participant may exercise the currently vested and exercisable portions of his or her stock option awards within the time period specified in the award agreement. If the award agreement does not specify the time period within which the currently vested and exercisable portions of such award must be exercised, they shall be exercisable for three months following his or her termination date. Upon termination due to disability or death, the currently vested and exercisable portions of option awards may be exercised within the time period specified in the award agreement. If

2023 Proxy Statement	TETRA Technologies, Inc. I 25

Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

the award agreement does not specify the time period within which the currently vested and exercisable portions of such option must be exercised, they shall be exercisable for twelve months following his or her termination date.

Change in Control - For purposes of the Amended 2018 Plan, a “change in control” generally refers to (i) the acquisition by a person or group of beneficial ownership of 50% or more of the combined voting power of our voting securities, (ii) the sale of all or substantially all of our assets, other than to persons who beneficially own at least 50% of the combined voting power of our voting securities or a spin-off type transaction of such assets to our stockholders, (iii) our incumbent directors ceasing to constitute a majority of our Board of Directors during any consecutive 12-month period, or (iv) a merger or consolidation of us with another corporation (unless immediately following such merger or consolidation all or substantially all of our previous holders of voting securities beneficially own more than 50% of the combined voting power of the resulting entity in substantially the same proportions). A “corporate transaction” means a transaction described in either clause (ii) or clause (iv) of the foregoing sentence.

If a change in control of the Company that involves a corporate transaction occurs, then the consequences will be as described below unless otherwise provided in an applicable award agreement or other agreement with a participant.

If and to the extent outstanding awards are continued, assumed or substituted by a successor entity, and if within 24 months after the date of a change in control a participant’s employment or other service is involuntarily terminated without cause or is terminated by the participant for good reason (as such terms are defined in the Amended 2018 Plan), (i) each of such participant’s outstanding options and SARs will become exercisable in full and remain exercisable for one year, (ii) each of such participant’s unvested awards other than options and SARs will fully vest, and (iii) to the extent vesting of an award is subject to the satisfaction of specified performance goals, such award will be deemed fully vested if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the award at that level of performance is proportionate to the portion of the performance period elapsed prior to the participant’s termination of employment or other service. If and to the extent any outstanding award is not continued, assumed or replaced in connection with a change in control involving a corporate transaction, then (i) all such outstanding options and SARs will become fully exercisable for a period of time prior to the effective time of the corporate transaction and will then terminate at the effective time of the corporate transaction, (ii) all such awards other than options and SARs will fully vest immediately prior to the effective time of the corporate transaction, and (iii) to the extent vesting of an award is subject to the satisfaction of specified performance goals, such award will be deemed fully vested in the same manner as described above, except that the proportionate vesting amount will be determined with respect to the portion of the performance period that elapsed prior to the time of the corporate transaction. Alternatively, if outstanding awards are not continued, assumed or replaced, the Committee may elect to cancel such awards at or immediately prior to the effective time of the corporate transaction in exchange for a cash payment with respect to each award in an amount equal to the excess, if any, between the fair market value of the shares subject to the award immediately prior to the effective date of such corporate transaction (which may be the fair market value of the consideration that would otherwise be received in the corporate transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such award (or, if there is no excess, such award may be terminated without payment). In the event of a change in control of the Company that does not involve a corporate transaction, the Committee may, in its discretion, take such action as it deems appropriate with respect to outstanding awards, which may include (i) making such adjustments or modifications to the awards then outstanding as the Committee deems appropriate, which may include acceleration of vesting in full or in part, or (ii) providing for the cancellation of any outstanding award in exchange for a payment in an amount determined in the same manner as described in the preceding paragraph. The Committee is not required to treat all awards similarly in a change in control.

Effective Date and Term of the Amended 2018 Plan - The Amended 2018 Plan will become effective on the date it is approved by our stockholders. Unless terminated earlier, the Amended 2018 Plan will terminate on the tenth anniversary of the effective date. Awards outstanding under the Amended 2018 Plan at the time it is terminated will continue in accordance with their terms and the terms of the Amended 2018 Plan unless otherwise provided in the applicable award agreements.

Amendment of the Plan - Our Board of Directors may amend the Amended 2018 Plan from time to time, but no amendments to the Amended 2018 Plan will be effective without stockholder approval if such approval is required

2023 Proxy Statement	TETRA Technologies, Inc. I 26

Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

under applicable laws, regulations, or stock exchange rules. Our Board of Directors also may suspend or terminate the Amended 2018 Plan at any time. No termination, suspension or amendment of the Amended 2018 Plan may materially impair the rights of any participant under a previously granted award without the consent of the affected participant, except for amendments necessary to comply with applicable laws or stock exchange rules.

Amendment of Awards - The Administrator may amend the terms of any award subject to certain limitations, however, no such amendment may materially impair the rights of any participant under a previously granted award without the consent of the affected participant, except for amendments necessary to comply with applicable tax laws.

Clawback - Awards are subject to forfeiture or recovery pursuant to any clawback policy we may adopt from time to time, including any clawback policy adopted to comply with applicable laws, including the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

In 2018 the Human Capital Management and Compensation Committee adopted the Executive Incentive Compensation Recoupment Policy, or Clawback Policy, that covers recoupment of certain incentive compensation paid to certain of our officers, including each of our Named Executive Officers. Please see page 88 for a summary of our Clawback Policy.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the Amended 2018 Plan. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation. This information is not applicable to participants who are not subject to U.S. federal income taxation.

Nonqualified Stock Options - A participant receiving a nonqualified stock option that has been issued with an exercise price not less than the fair market value of our common stock on the grant date will not recognize income and we will not be allowed a tax deduction at the time that the nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. When a participant disposes of shares acquired by the exercise of the nonqualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise date of the option. If the amount received upon subsequent disposition of the shares is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise date of the option.

Incentive Stock Options - incentive stock options granted under the Amended 2018 Plan are intended to meet the requirements of Section 422 of the Code. A participant receiving a grant of incentive stock option will not recognize income and we will not be allowed a deduction at the time the incentive stock option is granted. When a participant exercises an incentive stock option while employed by the us or our subsidiary, or within the three-month period (one year period following termination due to disability) after termination of employment, no ordinary income will be recognized by the participant at that time (and no tax deduction will be allowed to the us) but the excess of the fair market value of the shares acquired via such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of before (i) two years after the date of grant and (ii) one year after the date of transfer of the shares to the participant (i.e., the statutory holding periods for incentive stock options), the excess of the sale proceeds over the aggregate exercise price of such shares will be long-term capital gain, and we will not be entitled to any federal income tax deduction. Except in the event of death,

2023 Proxy Statement	TETRA Technologies, Inc. I 27

Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

if the shares are disposed of prior to the expiration of the statutory holding periods for incentive stock options (referred to as a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and we will be entitled to a federal income tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise date of the incentive stock option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive stock options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as nonqualified stock options.

Special rule if option price is paid for in common stock. If a participant pays the exercise price of a nonqualified stock option or incentive stock option with previously-owned common stock of ours and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable income if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonqualified stock option is being exercised. The participant does not recognize income and the Company receives no tax deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results described in the preceding paragraph will apply. The income tax treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.

Stock Appreciation Rights and Restricted Stock - A participant receiving a grant of a stock appreciation right or a restricted stock award will not recognize income, and we will not be allowed a deduction at the time such award is granted, unless the participant makes a Section 83(b) election, as described below, with respect to a restricted stock award. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a tax deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a tax deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, if the participant files a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant of restricted stock, the participant’s ordinary income, commencement of the holding period, and the tax deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If a Section 83(b) election is made and the participant thereafter forfeits such award, no refund or deduction will be allowed for the amount previously included in the participant’s income.

Other Awards - The current federal income tax consequences of other awards authorized under the Amended 2018 Plan generally follow certain basic patterns. Restricted stock unit awards and performance unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. In the case of another stock-based award, a participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any common stock received on the date of payment or delivery, provided that the award is either exempt from or complies with applicable requirements under Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income amount recognized by the participant.

Parachute Payments - Under the “golden parachute” provisions of Section 280G of the Code, the accelerated vesting of stock options and benefits paid under other incentive awards granted under the Amended 2018 Plan in connection with a change in control of TETRA, as described under Section 280G, may be required to be valued and

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Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits under Section 280G. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax imposed on the participant and be nondeductible to us. If a participant’s rights under the Amended 2018 Plan are accelerated as a result of a change of control and the participant is a “disqualified individual” under Section 280G, the then present value of any accelerated rights received by such participant may be included in determining whether the participant received an “excess parachute payment” under Section 280G.

Section 409A of the Code - Section 409A of the Code applies to certain plans providing deferred compensation to employees, non-employee directors, consultants and other service providers. Section 409A could potentially apply to certain of the different types of incentive awards available under the Amended 2018 Plan. Generally, to the extent that the tax deferral of an award granted under the Amended 2018 Plan fails to meet either an exemption from the application of Section 409A, or the requirements for compliance with Section 409A, such award may be subject to taxation and tax penalties under Section 409A. We intend to structure awards granted under the Amended 2018 Plan and administer the Amended 2018 Plan in a manner that either complies with or is exempt from the requirements of Section 409A. If any Amended 2018 Plan provision or any outstanding award would result in the imposition of a tax or penalty under Section 409A, we may reform that Amended 2018 Plan provision or award (to the extent permitted by Section 409A) to avoid imposition of the tax or penalty, and no such action taken to comply with Section 409A, or an exemption thereunder, will be deemed to adversely affect the participant’s rights to the award.

Federal Tax Withholding - Income realized by an employee upon the exercise of a nonqualified stock option or the receipt of shares under another type of award is generally subject to withholding of federal, state, and local income tax, as well as to withholding of the participant’s share of tax under the Federal Insurance Contribution Act. Because the withholding requirement applies only to employees, a non-employee participant who receives an award under the Amended 2018 Plan is not subject to tax withholding by us.

To satisfy federal income tax withholding requirements, we have the right to require that, as a condition to delivery of any certificate for common stock, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations. Tax withholding does not represent an increase in the participant’s total income tax obligation since it is fully credited toward the participant’s tax liability for the year. Additionally, withholding does not affect the participant’s basis in shares of common stock received under the Amended 2018 Plan.

ERISA - The Amended 2018 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Amended 2018 Plan is not a qualified plan under Section 401(a) of the Code.

New Plan Benefits and Options Outstanding

The Amended 2018 Plan will not become effective until it is approved by our stockholders and the Administrator has not yet approved any awards under, or subject to, the Amended 2018 Plan. Because all awards under the Amended 2018 Plan are discretionary with the Administrator, neither the number nor types of Amended 2018 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable, although the Company intends to make awards under the Amended 2018 Plan to such groups consistent with its existing compensation practices. Therefore, the New Plan Benefits Table and information regarding future stock option grants that could be granted pursuant to the Amended 2018 Plan is not provided. Information regarding awards made under the 2018 Plan during fiscal 2022 to our named executive officers is provided under “Grants of Plan-Based Awards” on page 93.

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Proposal No. 4 — Approval of the Amendment and Restatement of our First Amended and Restated 2018 EQUITY INCENTIVE PLAN

The following table states the amount of options that have been previously granted pursuant to the 2018 Plan as of March 27, 2023:

Name and Position, or Group, as Applicable	Number of Options Previously Granted
All Named Executive Officers:
Brady M. Murphy, President & CEO	0
Elijio V. Serrano, Sr. Vice President & CFO	0
Matthew J. Sanderson, Sr. Vice President	0
Timothy C. Moeller, Sr. Vice President	16,618
Richard D. O’Brien, VP Finance & Controller	0
All Current Executive Officers as a Group	16,618
All Current Directors as a Group	0
Each Nominee for Election as a Director:
Mark E. Baldwin	0
Thomas R. Bates, Jr.	0
Christian A. Garcia	0
John F. Glick	0
Gina A. Luna	0
Sharon B. McGee	0
Shawn D. Williams	0
All Employees as a Group, Excluding Current Executive Officers	0

Vote Required

Pursuant to our Bylaws, approval of the amended and restated Amended 2018 Plan requires the affirmative vote of a majority of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will not be considered in the vote totals for this proposal and will have no effect on the vote. For the purpose of determining whether the proposal has received majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal.

Please see the "General Information About the Meeting and Voting" section in this Proxy Statement for additional information.

If the stockholders approve the amended and restated Amended 2018 Plan, it will be effective as of May 24, 2023. A copy of the amended and restated Amended 2018 Plan is attached to this Proxy Statement as Annex A. The preceding description of the amended and restated Amended 2018 Plan is not intended to be complete and is qualified by reference to Annex A, which contains the complete text of the amended and restated Amended 2018 Plan.

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Proposal No. 5 — Approval of the Company’s Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provision

Proposal No. 5 — Approval of the Amendment to the Company’s Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provision

The Board recommends a vote FOR this Proposal

The Proposed Amendment

Article THIRTEENTH of our current Restated Certificate of Incorporation, as amended May 19, 2017 (the “Certificate of Incorporation”), provides that certain actions to be taken by stockholders require the approval of more than a majority vote by stockholders. The Board of Directors is proposing an amendment to our Certificate of Incorporation (the “Simple Majority Amendment”) that would eliminate the supermajority voting provision and replace it with a simple majority voting provision. Article THIRTEENTH of our Certificate of Incorporation would be amended to read in its entirety as follows:

“THIRTEENTH: Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of a majority in combined voting power of all shares of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal any provision contained in this Certificate of Incorporation, or to adopt any new provision. Any amendment or repeal shall not adversely affect any right or protection of any person existing thereunder with respect to any act or omission occurring prior to such amendment or repeal.”

Background of the Proposal

Approximately 86% of shares voted at the 2022 Annual Meeting of Stockholders (the "2022 Annual Meeting") were voted in favor of the stockholder proposal requesting that the Board of Directors take each step necessary to eliminate each voting requirement in our governing documents that requires greater than a simple majority vote and replace it by a requirement for a majority votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws.

Our Certificate of Incorporation provides that certain actions to be taken by stockholders require the approval of more than a majority vote by stockholders. Article THIRTEENTH currently provides:

“THIRTEENTH: Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least 66 2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend, repeal, or adopt any provision inconsistent with Article FIFTH, SIXTH or THIRTEENTH.”

In order to eliminate this supermajority voting provision, Article THIRTEENTH of the Certificate of Incorporation must be amended. Such an amendment requires the affirmative vote of 66 2/3% of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

The heightened voting standard in the Certificate of Incorporation sought to protect the Company and its stockholders by reducing the likelihood of hostile third parties taking action that may be inconsistent with the best interests of, or harmful to, the Company and its stockholders. An advisory stockholder proposal to eliminate

2023 Proxy Statement	TETRA Technologies, Inc. I 31

Proposal No. 5 — Approval of the Company’s Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provision

supermajority provisions and adopt simple majority voting provisions was included in the Company’s 2022 Proxy Statement. The Board of Directors did not recommend a vote for or against the proposal, as the Board of Directors was interested in gathering the viewpoints of the Company’s stockholders. Approximately 86% of shares voted at the 2022 Annual Meeting were voted in favor of eliminating such provisions. In response, the Board of Directors has unanimously approved the Simple Majority Amendment and has recommended you vote “FOR” adopting the Simple Majority Amendment.

If the Simple Majority Amendment is adopted, the supermajority voting provision referenced above would be replaced with a simple majority voting standard, which would require the approval of a majority of the combined voting power of all shares of the Company entitled to vote thereon, voting together as a single class.

A complete copy of the proposed Amended and Restated Certificate of Incorporation, including the text of the Simple Majority Amendment, is attached hereto as Annex B. For your convenience, Annex B is marked with additions indicated by bold, underlined text and deletions indicated by strike-out text.

Board Recommendation

Board of Directors recommends that you vote “FOR” the approval of the Simple Majority Amendment.

Vote Required

Approval of this Proposal No. 5 requires the affirmative vote of 66 2/3% of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will have no effect on the vote. In the event that the required vote to approve this proposal is not met, the Simple Majority Amendment will not be applied to the Certificate of Incorporation. Please see the “General Information About the Meeting and Voting” section in this Proxy Statement for additional information.

2023 Proxy Statement	TETRA Technologies, Inc. I 32

Proposal No. 6 — Approval of the Company’s Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

Proposal No. 6 — Approval of the Amendment to the Company’s Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

The Board recommends a vote FOR this Proposal

The Proposed Amendment

Article TENTH of our Certificate of Incorporation currently exculpates the Company’s directors from personal liability for monetary damages associated with breaches of the duty of care to the extent permitted by Delaware General Corporation Law (“DGCL”). In light of a recent DGCL update, the Board of Directors is proposing an amendment to Article TENTH of the Certificate of Incorporation (the “Exculpation Amendment”) to also exculpate certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law. Article TENTH of our Certificate of Incorporation would be amended to read in its entirety as follows:

“TENTH: No Director or officer of the Corporation shall have personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer, except for liability (i) for any breach of the Director or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) with respect to any Director, under Section 174 of the Delaware General Corporation Law, (iv) for any transaction from which the Director or officer derived an improper personal benefit or (v) with respect to any officer, any action by or in the right of the Corporation. If the Delaware General Corporation Law is subsequently amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a Director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any amendment, repeal or modification of this Article TENTH shall be prospective only and shall not affect any limitation on liability of a Director or officer of the Corporation for acts or omissions occurring prior to the date of such amendment, repeal or modification.”

Background of the Proposal

The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the DGCL. The new Delaware legislation only permits, and, if our Exculpation Amendment is adopted, our Amended and Restated Certificate of Incorporation would only permit, exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. Furthermore, the limitation on liability would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The rationale for limiting the scope of liability, as further described below, is to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf. The Board of Directors has unanimously approved the Exculpation Amendment, subject to stockholder approval. Additionally, the Board of Directors has unanimously determined that the Exculpation Amendment is advisable and in the best

2023 Proxy Statement	TETRA Technologies, Inc. I 33

Proposal No. 6 — Approval of the Company’s Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

interests of the Company and our stockholders, and, in accordance with the DGCL, hereby seeks approval of the Exculpation Amendment by our stockholders.

The Nominating, Governance and Sustainability Committee believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. Furthermore, adopting the Exculpation Amendment would ensure that the Company remains able to attract and retain the most qualified officers. Additionally, the Nominating, Governance and Sustainability Committee has determined that the proposed provision would not negatively impact stockholder rights. Thus, in light of the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits that the Nominating, Governance and Sustainability Committee believe would accrue to the Company and its stockholders in the form of an enhanced ability to attract and retain quality officers, the Nominating, Governance and Sustainability Committee recommended the Exculpation Amendment to the Board of Directors.

Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in a litigious environment and regardless of merit. Limiting concern about personal risk would empower directors and officers to best exercise their business judgment in furtherance of stockholder interests. Furthermore, the Company anticipates that its peers will adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

Adopting the Exculpation Amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. This amendment will also more generally align the protections available to our directors with those available to our officers. In view of the above considerations, our Board of Directors has unanimously determined to provide for the exculpation of officers as proposed. The Board of Directors is asking our stockholders to approve the amendment to Article TENTH of our Certificate of Incorporation.

A complete copy of the proposed Amended and Restated Certificate of Incorporation, including the text of the Exculpation Amendment, is attached hereto as Annex B. For your convenience, Annex B is marked with additions indicated by bold, underlined text and deletions indicated by strike-out text.

Board Recommendation

Board of Directors recommends that you vote “FOR” the approval of the Exculpation Amendment.

Vote Required

Approval of this Proposal No. 6 requires the affirmative vote of a majority of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will have no effect on the vote. In the event that the required vote to approve this proposal is not met, the proposed Exculpation Amendment will not be applied to the Certificate of Incorporation. Please see the “General Information About the Meeting and Voting” section in this Proxy Statement for additional information.

2023 Proxy Statement	TETRA Technologies, Inc. I 34

Proposal No. 7 — Board Proposal Regarding the Approval of the Amendment to the Company’s Restated Certificate of Incorporation to Create Stockholder Right to Call for a Special Stockholder Meeting

Proposal No. 7 — Board Proposal Regarding the Approval of the Amendment to the Company’s Restated Certificate of Incorporation to Create Stockholder Right to Call for a Special Stockholder Meeting

The Board recommends a vote FOR this Proposal

The Proposed Amendment

The current Certificate of Incorporation does not provide stockholders the right to require the Company to call a special meeting of stockholders. The Board of Directors is proposing an amendment to our Certificate of Incorporation (the “Special Meeting Amendment”) that, together with corresponding amendments to the Bylaws, would allow stockholders who own, in aggregate, at least 25% of the Company’s outstanding shares of common stock, and satisfy certain other procedures and requirements, including a minimum holding requirement that such stockholder has continuously owned all such common stock throughout the one-year period preceding, and including, the date of submission of such stockholder’s demand, to require the Company to call a special meeting of stockholders. Article SIXTH of our Certificate of Incorporation would be amended to read in its entirety as follows:

“SIXTH: Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specific circumstances:

(a)
any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders;

(b)
special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors or (ii) the Secretary following his or her receipt at the principal executive offices of the Corporation of one or more written demands to call a special meeting of stockholders submitted by the holder or holders of record of at least twenty-five percent (25%) of the combined voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors; provided, however, that each such holder or holders must have continuously owned all such shares of capital stock throughout the one-year period preceding, and including, the date of submission of such written demand; provided, further, that such stockholder demand or demands shall have been submitted in accordance with and in the form required by the Bylaws; and

(c)
the business permitted to be conducted at any special meeting of the stockholders is limited to the business brought before the meeting by the Board of Directors at the request of a majority of the members of the Board of Directors or by the Secretary pursuant to the stockholder demand or demands submitted in accordance with and in the form required by the Bylaws.”

2023 Proxy Statement	TETRA Technologies, Inc. I 35

Proposal No. 7 — Board Proposal Regarding the Approval of the Amendment to the Company’s Restated Certificate of Incorporation to Create Stockholder Right to Call for a Special Stockholder Meeting

Background of the Proposal

Stockholders of the Company do not presently have the right to require the Company to call a special meeting of stockholders. This proposal is the product of the Board of Directors’ ongoing review of our corporate governance principles and its consideration of the stockholder special meeting proposal discussed further in Proposal No. 11 (the “Stockholder Proposal”). After due consideration and a balancing of the interests discussed below, the Board of Directors has determined that stockholders should be provided the opportunity to consider this alternative proposal regarding the right to call a special meeting.

Article SIXTH of the Certificate of Incorporation currently provides:

“SIXTH: Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specific circumstances:

(a)
any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders;

(b)
special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board of Directors and shall be called within 10 days after receipt of the written request of the Board of Directors, pursuant to a resolution approved by a majority of the members of the Board of Directors; and

(c)
the business permitted to be conducted at any special meeting of the stockholders is limited to the business brought before the meeting by the Chairman of the Board of Directors or by the Secretary at the request of a majority of the members of the Board of Directors.”

In order to allow stockholders the right to require the Company to call a special meeting of stockholders, the Certificate of Incorporation must be amended. Presently, amendments to Article SIXTH of the Certificate of Incorporation require the affirmative vote of 66 2/3% of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

The Board of Directors recognizes that some stockholders feel the right of stockholders to require the Company to call a special meeting of stockholders is an important corporate governance practice. Through this proposal, the Board of Directors intends to strike an appropriate balance between enhancing stockholder rights and protecting long-term interests of the Company and our stockholders by minimizing the risk of abuse by stockholders pursuing special interests.

The Board of Directors believes that special meetings should be extraordinary events, held only if a significant number of stockholders agree that a special meeting is necessary to discuss critical, time-sensitive issues. In consideration of this proposal, the Board of Directors considered the potential disruption that special meetings may cause and the substantial costs they entail. Specifically, our directors, management and employees must devote a significant amount of time and attention to preparing for a special meeting, which can distract them from their primary focus of managing our business for the long-term benefit of our stockholders. In addition, with each special meeting, we must incur significant expenses in order to prepare the disclosures required for such meeting, print and distribute materials, solicit proxies and tabulate votes. Moreover, a 25% threshold and a minimum holding requirement that such stockholder has continuously owned all such common stock throughout the one-year period preceding, and including, the date of submission of such stockholder’s demand serve the best interests of the stockholders as a whole by avoiding the potential for abuse of the right by a small minority of the stockholders for self-interested actions.

Accordingly, the Board of Directors has unanimously approved the Special Meeting Amendment and has determined to recommend to our stockholders that they vote “FOR” the Special Meeting Amendment. In addition,

2023 Proxy Statement	TETRA Technologies, Inc. I 36

Proposal No. 7 — Board Proposal Regarding the Approval of the Amendment to the Company’s Restated Certificate of Incorporation to Create Stockholder Right to Call for a Special Stockholder Meeting

the Board of Directors has unanimously approved analogous changes to the Bylaws, pending approval of the proposed Special Meeting Amendment.

If the proposed Special Meeting Amendment receives the required approval of stockholders, Article SIXTH of the Certificate of Incorporation, together with the Bylaws, will be amended to allow stockholders who own, in aggregate, at least 25% of the Company’s outstanding shares of common stock, and satisfy certain other procedures and requirements, including a minimum holding requirement that such stockholder has continuously owned all such common stock throughout the one-year period preceding, and including, the date of submission of such stockholder’s demand, to require the Company to call a special meeting of stockholders.

A complete copy of the proposed Amended and Restated Certificate of Incorporation, including the text of the Special Meeting Amendment, is attached hereto as Annex B. For your convenience, Annex B is marked with additions indicated by bold, underlined text and deletions indicated by strike-out text.

Board Recommendation

Board of Directors recommends that you vote “FOR” the approval of the Special Meeting Amendment.

Vote Required

Approval of this Proposal No. 7 requires the affirmative vote of 66 2/3% of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will have no effect on the vote. In the event that the required vote to approve this proposal is not met, the Special Meeting Amendment will not be applied to the Certificate of Incorporation and the approved corresponding amendments to the Bylaws will not go into effect. Approval of this proposal is not conditioned on the approval or disapproval of Proposal No. 11. Please see the “General Information About the Meeting and Voting” section in this Proxy Statement for additional information.

2023 Proxy Statement	TETRA Technologies, Inc. I 37

Proposal No. 8 — Approval of Certain Additional, Non-Substantive Amendments to the Company’s Restated Certificate of Incorporation

Proposal No. 8 — Approval of Certain Additional, Non-Substantive Amendments to the Company’s Restated Certificate of Incorporation

The Board recommends a vote FOR this Proposal

The Proposed Amendment

The Board of Directors is proposing certain additional non-substantive amendments to our Certificate of Incorporation (the “Additional Amendments”). The Additional Amendments include the changes described below.

•
Deletion of Obsolete References. The proposed Additional Amendments delete obsolete references, including:
o
the reference to the 2007 annual meeting of stockholders in Article SEVENTH; and
o
the references regarding removal of Directors in office prior to the election of Directors at the 2007 annual meeting in Article FOURTH.
•
Other Administrative Amendments. The proposed Additional Amendments also include the following:
o
amendments to references to certain defined terms in Articles FOURTH, SEVENTH, NINTH and TWELFTH; and
o
various other conforming and administrative amendments, made as a result of integrating such changes.

Background of the Proposal

The Board of Directors believes that the Certificate of Incorporation should be updated to remove obsolete provisions and incorporate other administrative modifications that the Board of Directors believes will simplify and streamline the document for stockholders. The Additional Amendments set forth in this proposal are administrative and will not have a substantive impact on your rights as a stockholder of the Company. Accordingly, the Board of Directors has unanimously approved the Additional Amendments and has recommended you vote “FOR” adopting the Additional Amendments.

If the Additional Amendments are adopted, the Certificate of Incorporation would be amended, which would require the approval of a majority of the combined voting power of all shares of the Company entitled to vote thereon, voting together as a single class.

A complete copy of the proposed Amended and Restated Certificate of Incorporation, including the text of the Additional Amendments, is attached hereto as Annex B. For your convenience, Annex B is marked with additions indicated by bold, underlined text and deletions indicated by strike-out text.

2023 Proxy Statement	TETRA Technologies, Inc. I 38

Proposal No. 8 — Approval of Certain Additional, Non-Substantive Amendments to the Company’s Restated Certificate of Incorporation

Board Recommendation

Board of Directors recommends that you vote “FOR” the approval of the “Additional Amendments”.

Vote Required

Approval of this Proposal No. 8 requires the affirmative vote of a majority of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will have no effect on the vote. In the event that the required vote to approve this proposal is not met, the Additional Amendments will not be applied to the Certificate of Incorporation. Please see the “General Information About the Meeting and Voting” section in this Proxy Statement for additional information.

2023 Proxy Statement	TETRA Technologies, Inc. I 39

Proposal No. 9 — Approval of the Tax Benefits Preservation Plan

Proposal No. 9 — Approval of the Tax Benefits Preservation Plan

The Board recommends a vote FOR this Proposal

“RESOLVED: the Tax Benefits Preservation Plan, dated February 28, 2023 between the Company and Computershare Trust Company, N.A., as Rights Agent, as described in this Proposal No. 9 and attached as Annex C to this Proxy Statement, is approved.”

Background of the Proposal

On February 28, 2023, we entered into the Tax Benefits Preservation Plan (the “Tax Plan”) between us and Computershare Trust Company, N.A., as rights agent. The Tax Plan is designed to preserve the availability of our existing net operating loss carryforwards and other tax attributes (collectively, the “Tax Assets”). In adopting the Tax Plan, the Board of Directors concluded that it is in the best interests of the Company and our stockholders that the Company provide for the preservation of our Tax Assets by adopting the Tax Plan.

While stockholder ratification of the Tax Plan is not required under Delaware law or pursuant to the terms of the Tax Plan, our Board of Directors has determined to seek stockholder ratification of the Tax Plan in furtherance of good corporate governance. As the Tax Plan is not conditioned upon stockholder approval, the Tax Plan will not expire pursuant to its terms if it is not ratified by the stockholders. However, the Board of Directors is committed, in connection with its continued evaluation of the Tax Plan, to considering the results of the vote on this Proposal No. 9.

The Tax Benefits Preservation Plan

The Tax Plan is intended to help protect the Company’s Tax Assets. Through year-end 2022, the Company has U.S. federal net operating loss carryforwards of approximately $411 million as well as other tax attributes that could potentially be used to offset the Company’s future U.S. federal income tax expense. We can utilize the Tax Assets in certain circumstances to offset taxable income and reduce our federal income tax liability. Our ability to use the Tax Assets would be substantially limited if there were an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Internal Revenue Service rules.

The Board of Directors adopted the Tax Plan to reduce the risk that our ability to use our Tax Assets would be substantially limited following an “ownership change” under Section 382 of the Code. The Tax Plan deters any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382 of the Code) or, in certain cases, from increasing such person’s or group’s ownership of shares of the Company’s common stock beyond 4.99%, in each case, without first obtaining the approval of the Board of Directors. In general, an ownership change would occur if the Company’s “5-percent shareholders” collectively increase their ownership in the Company by more than 50 percentage points over a rolling three-year period. While the Board of Directors adopted the Tax Plan to diminish the risk that the Company’s ability to use our Tax Assets would be substantially impaired, nonetheless, the Tax Plan may also have an “anti-takeover effect” because it may deter or discourage a person or group from acquiring beneficial ownership of 4.99% or more of the shares of common stock or, in the case of a person or group that already own 4.99% or more of the shares of common stock, from acquiring any additional shares without advance approval from the Board of Directors. Subject to certain exceptions, if any person or group acquires 4.99% or more of the outstanding shares of common stock without approval of the Board of Directors, there would be a triggering event under the Tax Plan that could result in

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Proposal No. 9 — Approval of the Tax Benefits Preservation Plan

significant dilution in the ownership interest of such person or group. As such, the Tax Plan has anti-takeover effects.

The description of the Tax Plan contained in this Proposal No. 9 is qualified in its entirety by reference to the text of the Tax Plan which is attached hereto as Annex C. You are urged to carefully read the Tax Plan in its entirety as the discussion herein is only a summary.

The Rights. On February 28, 2023, the Board of Directors declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock. Rights were issued to the stockholders of record as of the close of business on March 10, 2023 (the “Tax Plan Record Date”). Each Right, upon becoming exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”), par value $0.01 per share, of the Company at a price of $20.00 per one one-thousandth of a share of Series A Preferred Stock (the “Purchase Price”), subject to adjustment and to the other terms, provisions and conditions of the Tax Plan. The description and terms of the Rights are set forth in the Tax Plan. Until it is exercised or exchanged, a Right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights, powers or preferences.

Series A Preferred Stock.  Each share of Series A Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of an amount equal to 1,000 times the dividend declared per share of common stock, subject to adjustment. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of (a) $10.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of common stock. Each share of Series A Preferred Stock will have 1,000 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of common stock are converted or exchanged, each share of Series A Preferred Stock will be entitled to receive 1,000 times the amount received per share of common stock. These rights are protected by customary antidilution provisions. Shares of Series A Preferred Stock purchasable upon exercise of the Rights will not be redeemable.

Because of the nature of the Series A Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Series A Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of common stock.

Exercisability. The Rights will not be exercisable until the earlier of  (i) 10 business days following a public announcement that a person or group (an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the shares of common stock then outstanding or any existing 4.99% or greater holder has acquired additional shares representing 2% of the Company’s then outstanding shares of common stock (except in certain situations) or (ii) 10 business days after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the then-outstanding shares of common stock (the earlier of such dates called the “Distribution Date”). Until the Distribution Date, the Rights will be evidenced, with respect to any of the common stock certificates (or book entry shares in respect of the common stock) outstanding as of the Tax Plan Record Date, by such common stock certificate (or such book entry shares) together with a notation to that effect.

Until the Distribution Date, the Rights will be transferred only with the common stock. Until the Distribution Date, new common stock certificates (or book entry shares in respect of the common stock) issued after the Tax Plan Record Date upon transfer or new issuances of common stock, as applicable, will contain a notation incorporating the Tax Plan by reference and, with respect to any uncertificated book entry shares issued after the Tax Plan Record Date, proper notice will be provided that incorporates the Tax Plan by reference.

In the event that a person or group becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of common stock having a market value of two times the Purchase Price.

2023 Proxy Statement	TETRA Technologies, Inc. I 41

Proposal No. 9 — Approval of the Tax Benefits Preservation Plan

Exchange. At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the voting power of the outstanding shares of common stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group, which will have become void), in whole or in part, for shares of common stock or Series A Preferred Stock, at an exchange ratio of one share of common stock, or a fractional share of Series A Preferred Stock of equivalent value, per Right (subject to adjustment).

Expiration. Pursuant to the Tax Plan, the Rights will expire upon the earliest to occur of the following:

•
the close of business on February 28, 2026;
•
the time at which the Rights are redeemed or exchanged under the Tax Plan;
•
the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the Tax Plan;
•
the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that the Tax Plan is no longer necessary for the preservation of the Company’s Tax Attributes; or
•
the beginning of a taxable year of the Company to which the Board of Directors determines that no Tax Attributes may be carried forward.

As such, the adoption of the Tax Plan was not conditioned, and its continued effectiveness is not conditioned, upon stockholder ratification of the Tax Plan. Accordingly, the stockholders’ failure to ratify the Tax Plan will not in and of itself cause the Tax Plan to expire pursuant to its terms.

Anti-Dilution Provisions.  The Purchase Price payable, and the number of shares of Series A Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a reclassification, subdivision or combination of, the Series A Preferred Stock; (ii) upon the grant to holders of the Series A Preferred Stock of certain rights or warrants to subscribe for or purchase Series A Preferred Stock at a price, or securities convertible into Series A Preferred Stock with a conversion price, less than the then-current market price of the Series A Preferred Stock; or (iii) upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Series A Preferred Stock) or of subscription rights or warrants. No adjustments to the Purchase Price of less than 1% will be made. The Rights are also subject to adjustment in the event of a stock dividend on the common stock payable in shares of common stock, or subdivisions, consolidation or combinations of the common stock occurring, in any such case, prior to the Distribution Date.

Redemption. At any time prior to the Redemption Period, the Board of Directors may redeem the Rights in whole, but not in part, at a price of  $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date of the adoption of the Tax Plan (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendments. For so long as the Rights are then redeemable, the Company may amend the Tax Plan in any manner. After the Rights are no longer redeemable, the Company may amend the Tax Plan (i) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent with any other provision or (ii) to make any other changes or provisions which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment will adversely affect the interests of the holders of Rights (other than an Acquiring Person), and no such supplement or amendment will cause the Rights again to become redeemable or cause the Tax Plan again to become amendable as to an Acquiring Person.

2023 Proxy Statement	TETRA Technologies, Inc. I 42

Proposal No. 9 — Approval of the Tax Benefits Preservation Plan

Board Recommendation

Board of Directors recommends that you vote “FOR” ratification of the Tax Plan.

Vote Required

Approval of this Proposal No. 9 requires the affirmative vote of a majority of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will have no effect on the vote. In the event that the required vote to approve this proposal is not met, the Tax Plan will not expire pursuant to its terms. However, the Board of Directors will consider, in connection with its continued evaluation of the Tax Plan, the results of the stockholder vote. Please see the "General Information About the Meeting and Voting" section in this Proxy Statement for additional information.

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Proposal No. 10 — Ratification of Selection of Independent Registered Public Accounting Firm

Proposal No. 10 — Ratification of Selection of Independent Registered Public Accounting Firm

The Board recommends a vote FOR this Proposal

Proposal No. 10 requests stockholder approval of the Audit Committee’s selection of the firm of Grant Thornton LLP (“GT”) as our independent registered public accounting firm, or “independent auditors”, for the year ending December 31, 2023.

Independence of our Independent Auditor

The Audit Committee evaluates the selection of the independent auditors each year and has selected GT for the current year. GT has served as our independent auditors since June 2020. The Audit Committee concluded that many factors contribute to the continued support of GT’s independence, such as the oversight of the Public Company Accounting Oversight Board (“PCAOB”) through the establishment of audit, quality, ethics, and independence standards, in addition to conducting audit inspections, the mandating of reports on internal control over financial reporting, PCAOB requirements for audit partner rotation, and limitations imposed by regulation and by our Audit Committee on non-audit services provided by GT. The Audit Committee reviews and pre-approves all audit and non-audit services to be performed by GT as well as reviews and approves the fees charged by GT for such services. The Audit Committee pre-approved all audit and non-audit services performed by GT during the last two fiscal years. In its review and pre-approval of non-audit service fees, the Audit Committee considers, among other factors, the possible impact of the performance of such services on the auditors’ independence. In addition, under the auditor independence rules, GT reviews its independence each year and delivers to the Audit Committee a letter addressing matters prescribed in those rules. Please see the Audit Committee Report on page 66 for additional information regarding the Audit Committee’s evaluation of GT.

Audit Partner Rotation

In accordance with SEC rules, audit partners for independent registered public accounting firms are also subject to rotation requirements that limit the number of consecutive years an individual partner may serve in certain roles. For lead and concurring audit partners, the maximum is five consecutive years of service. We select the lead partner from our independent registered public accounting firm pursuant to this rotation policy following meetings with potential candidates and discussions between the Audit Committee and management.

Considerations Regarding Appointment

The Audit Committee considers, among other factors, the fact that we require global, standardized, and well-coordinated services, not only for audit purposes, but for other non-audit service items, including statutory audits and various regulatory certification items. Some of these services are provided to us by multinational audit and accounting firms other than GT. A change in our independent auditor may require us to replace one or more of

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Proposal No. 10 — Ratification of Selection of Independent Registered Public Accounting Firm

these other multinational service providers and could significantly disrupt our business due to a loss of cumulative knowledge in such service providers’ areas of expertise.

Board Recommendation

The Board of Directors recommends that you vote “FOR” ratification and approval of the appointment of GT as our independent registered public accounting firm for the 2023 fiscal year, and proxies returned will be so voted unless contrary instructions are indicated thereon.

As a matter of good corporate governance, the Board of Directors submits the selection of the independent registered public accounting firm to our stockholders for ratification. If our stockholders do not ratify the appointment, the Audit Committee may reconsider its selection of the firm as our independent registered public accounting firm for the year ending December 31, 2023, but the Audit Committee may also elect to retain the firm. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if the committee determines that such change would be appropriate. Representatives of GT are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Vote Required

Approval of Proposal No. 10 requires the affirmative vote of a majority of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Proposal No. 10 is considered to be "routine" under NYSE rules. As such, brokers who have not received voting instructions from the beneficial owner have the discretionary authority to vote on this matter. Therefore, there will be no broker non-votes for this proposal. For the purpose of determining whether the proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal. Please see the "General Information About the Meeting and Voting" section in this Proxy Statement for additional information.

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Proposal No. 11 — Stockholder Proposal

Proposal No. 11 — Stockholder Proposal

The Board recommends a vote AGAINST this Proposal

Background of the Proposal

In accordance with SEC rules, we have set forth below a stockholder proposal and supporting statement from Kenneth Steiner of 14 Stoner Ave., 2M, Great Neck, NY 11021-2100, who has indicated he is the beneficial owner of at least 1,000 shares of our common stock since at least September 1, 2018 and intends for the following proposal to be presented at the Annual Meeting. In accordance with Rule 14a-8 of the Exchange Act, the stockholder proposal is required to be voted on at the Annual Meeting only if properly presented by the stockholder proponent or his qualified representative at the meeting. The text of the stockholder’s resolution and the statement that the stockholder furnished to us in support thereof appear below, exactly as submitted, and we are not responsible for inaccuracies or omissions therein.

Proposal 11 – Adopt a Shareholder Right to Call a Special Shareholder Meeting

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting regardless of length of stock ownership.

One of the main purposes of this proposal is to give shareholders the right to formally participate in calling for a special shareholder meeting regardless of their length of stock ownership and to make sure that street name shareholders can participate in calling for a special shareholder meeting.

Some companies prohibit shareholders from participating in calling for a special shareholder if they own stock for less than one continuous year. Requiring one continuous year of stock ownership can serve as a poison pill. I know of no instance of shareholders ever having success in calling for a special shareholder meeting at a company that excludes all shares not held for a continuous full year.

It is important to vote for this Shareholder Right to Call a Special Shareholder Meeting proposal because we have no right to act by written consent.

Calling a special shareholder meeting is hardly ever used by shareholders but the main point of calling a special shareholder meeting is that it gives shareholders at least significant standing to engage effectively with management.

Management will have an incentive to genuinely engage with shareholders instead of stonewalling if shareholders have a reasonable Plan B alternative of calling a special shareholder meeting. Management likes to claim that shareholders have multiple means to communicate with management but in most cases these means are as effective as mailing a post card to the CEO. A reasonable right to call a special shareholder meeting is an important step for effective shareholder engagement with management.

Please vote yes:

Adopt a Shareholder Right to Call a Special Shareholder Meeting – Proposal 11

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Proposal No. 11 — Stockholder Proposal

Statement of the Board of Directors

The Board of Directors has carefully considered this proposal and has concluded that its adoption is not in the best interests of the Company’s stockholders. Accordingly, the Board of Directors unanimously recommends a vote AGAINST this proposal for the reasons outlined below.

As previously discussed, we are recommending that our stockholders approve Proposal No. 7, which requests that we implement a right for stockholders who hold, in the aggregate, at least 25% of our common stock, and satisfy a minimum holding requirement that such stockholder has continuously owned all such common stock throughout the one-year period preceding, and including, the date of submission of such stockholder’s demand, as well as certain other procedures and requirements, to request a special meeting of stockholders. We feel that a 25% ownership threshold strikes the appropriate balance between enhancing stockholder rights and protecting long-term interests of the Company and our stockholders and is consistent with market practice. Preparing for, and holding, a special meeting is time-consuming and expensive, and more than one-quarter of S&P 500 companies do not grant stockholders the right to call a special meeting. Holding a special meeting at the request of a small minority of stockholders has the potential for significant disruption, as special meetings demand attention from the Board of Directors and senior management. As of March 2023, of the S&P 500 companies that offer stockholders the right to call a special meeting, approximately 75% require an ownership threshold greater than 10% and approximately 45% require an ownership threshold of 25% or more.

The Board of Directors recognizes that some stockholders feel the right of stockholders to call a special meeting is an important corporate governance practice. However, a low threshold for qualifying ownership, like the one proposed in this Proposal No. 11, fails to serve the best interests of our stockholders as a whole and could cause the Company to incur substantial costs and distraction. The Board of Directors does not believe it is appropriate to enable stockholders of only 10% of our common stock to have an unlimited ability to call special meetings for any purpose and at any time. Specifically, the Board of Directors believes that the 10% level of required ownership called for in this proposal is unduly low and would likely result in disruption and the expense of a special meeting of stockholders to consider matters that have not garnered significant enough interest from other stockholders or that are not viewed by the Board of Directors as being in the best interest of all the stockholders. A failure to receive at least 25% support among stockholders to convene a special meeting is a strong indicator that the issue is unduly narrow and not deemed critical by a majority of our stockholders.

Moreover, allowing a small minority of our stockholders to call a special meeting could result in the Company expending a large amount of time and money preparing for such special meeting, even if a large majority of our stockholders is opposed to holding it. As previously discussed, convening a special meeting of stockholders imposes significant costs, both administrative and operational, and the Board of Directors feels that a 25% threshold reflects a balanced approach to enhancing stockholders’ rights, while minimizing the risk of wasting time and resources or abuse by stockholders pursuing special interests.

Finally, the Company has demonstrated and promoted accountability to stockholders through its existing corporate governance policies and practices, which include:

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Majority-Independent Board. Currently, six out of our seven directors are independent. Following the Annual Meeting, assuming the stockholders elect to the Board of Directors the director nominees set forth in Proposal No. 1, seven out of our eight directors will be independent.
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Stock Ownership Guidelines. The Board of Directors believes that equity ownership by the Company’s directors and executive officers is important for the Company. Our directors and executive officers are subject to stock ownership guidelines to align their interests with those of our stockholders.
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Encourage Stockholder Engagement. We value our stockholders’ opinions and actively solicit input through our stockholder engagement program. We are responsive to stockholders and believe in maintaining active stockholder engagement.

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Proposal No. 11 — Stockholder Proposal

The Company is additionally reinforcing its commitment to strong and effective corporate governance and responsiveness to stockholders by amending the Certificate of Incorporation to remove supermajority voting requirements as described in Proposal No. 5 and recommending stockholders approve the Company’s alternative proposal regarding the right to call for a special meeting at a 25% threshold, with a minimum holding requirement that such stockholder has continuously owned all such common stock throughout the one-year period preceding, and including, the date of submission of such stockholder’s demand, as described in Proposal No. 7.

Board Recommendation

The Board of Directors has carefully considered this stockholder proposal and believes that it is not in the best interests of our stockholders for the reasons outlined above. Accordingly, the Board of Directors unanimously recommends that stockholders vote “AGAINST” this Proposal No. 11 and instead approve the Company’s Special Meeting Amendment, which is outlined in Proposal No. 7.

Vote Required

Approval of this Proposal No. 11 requires the affirmative vote of 66 2/3% of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will have no effect on the vote. In the event that the required vote to approve this proposal is not met, the Special Meeting Amendment will not be applied to the Certificate of Incorporation and the approved corresponding amendments to the Bylaws will not go into effect. Approval of this proposal is not conditioned on the approval or disapproval of Proposal No. 7. Please see the “General Information About the Meeting and Voting” section in this Proxy Statement for additional information.

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CORPORATE GOVERNANCE

INFORMATION ABOUT US

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that address applicable NYSE corporate governance listing requirements and various other corporate governance matters. The Board of Directors believes the Corporate Governance Guidelines assist in ensuring that:

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the Board of Directors is independent from management;
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the Board of Directors adequately performs its function as the overseer of management; and
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the interests of management and the Board of Directors align with the interests of our stockholders.

Plurality Plus Vote Policy

Our Corporate Governance Guidelines provide for a plurality vote standard with a director resignation policy in connection with the election of our directors. This means that in an uncontested election (that is, an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election must promptly tender his or her resignation to the Chairman of the Board unless such nominee has previously submitted an irrevocable letter of resignation in accordance with our Corporate Governance Guidelines. The Corporate Governance Guidelines also provide that the Board of Directors may require, in order for any incumbent director to become a nominee for further service on the Board of Directors, that such incumbent director submit to the Board of Directors an irrevocable letter of resignation. The irrevocable letter of resignation is conditioned upon, and will not become effective until (i) that nominee has been elected a director in an upcoming contested election of directors, (ii) that nominee fails to to receive more votes “for” his or her election than votes “withheld” from his or her election in any uncontested election of directors and (iii) acceptance of the resignation by the Board of Directors. In the event a director receives a greater number of votes “withheld” from his or her election than “for” his or her election, the Nominating, Governance and Sustainability Committee will make a recommendation to the Board of Directors regarding the action to be taken with respect to the tendered resignation. A director whose resignation is being considered will not participate in any committee or Board of Directors meetings where his or her resignation is being considered. The Board of Directors will consider the Nominating, Governance and Sustainability Committee’s recommendation and decide whether to accept the tendered resignation no later than 90 days following the certification of the stockholder vote, and the Board of Directors will promptly and publicly disclose its decision. Each of the nominees for election to the Board of Directors has submitted an irrevocable letter of resignation in accordance with our Corporate Governance Guidelines.

Corporate Governance Documents

The following governance documents are available in the Corporate Governance section of the Investor Relations area of our website at www.tetratec.com and are also available upon written request addressed to Corporate Secretary, TETRA Technologies, Inc., 24955 Interstate 45 North, The Woodlands, Texas 77380:

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Corporate Governance Guidelines, which govern the qualifications and conduct of the Board of Directors.

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•
Audit Committee Charter.
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Human Capital Management and Compensation Committee Charter.
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Nominating, Governance and Sustainability Committee Charter.
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Code of Business Conduct for directors, officers, and employees. The key principles of this code are honesty, loyalty, fairness, and accountability.
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Code of Ethics for Senior Financial Officers. The key principles of this code include acting legally and ethically, promoting honest business conduct, and providing timely and meaningful public disclosures to our stockholders.
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Supplier Code of Business Conduct, which provides guidance on our expectations from our suppliers, vendors, contractors, and others with whom we do business.
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Anti-Corruption Policy, which provides targeted guidance in the very important areas of anti-corruption and anti-bribery compliance.
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Policy on Trading in Company Securities, which is applicable to all members of the Board of Directors, officers, and other employees of the Company.
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Conflict Minerals Policy Statement evidencing our commitment to responsible sourcing of materials for our products and to sourcing products from suppliers that share TETRA's values regarding ethics, integrity, and respect for human rights.
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Stock Ownership Guidelines for Directors and Executive Officers, which are designed to align the interests of our executive officers and directors with the interests of our stockholders.
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Policy and Procedures for Receipt and Treatment of Complaints Related to Accounting and Compliance Matters (Whistleblower Policy), which provides for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, auditing matters, or possible violations of laws, rules, or regulations applicable to us and the confidential, anonymous submission of concerns regarding those matters.
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Human Rights Standards, which set forth our commitment to supporting international principles aimed at protecting and promoting universal human rights.

If any substantive amendments are made to the Code of Ethics for Senior Financial Officers, the nature of such amendment will be disclosed on our website. In addition, if a waiver from either the Code of Business Conduct or the Code of Ethics for Senior Financial Officers is granted to an executive officer, director, or principal accounting officer, the nature of such waiver will be disclosed on our website.

Director Independence and Transactions Considered in Independence Determinations

Director Independence. The NYSE listing standards and our Corporate Governance Guidelines require our Board of Directors to be comprised of at least a majority of independent directors. Our Board of Directors determines independence in accordance with the listing requirements of the NYSE, taking into consideration such facts and circumstances as it considers relevant. In order to assist the Board of Directors in making its determination of whether directors are independent, each director completed and delivered to us a questionnaire designed to solicit accurate and complete information that may be relevant in making such independence determinations. The Board of Directors, with the assistance of the Nominating, Governance and Sustainability Committee, reviewed summaries of responses to such questionnaires and such other information considered relevant with respect to the existence of any relationships between a director and us. All of the directors who serve as members of the Audit Committee, Human Capital Management and Compensation Committee and the Nominating, Governance and Sustainability

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Committee are independent as required by the NYSE corporate governance rules. Under these rules, Audit Committee members also satisfy the separate SEC independence requirements, and the Human Capital Management and Compensation Committee members satisfy the additional NYSE independence requirements.

The Board of Directors has affirmatively determined that the following directors and new director nominee are independent:

Transactions Considered in Independence Determinations. In making its independence determinations, our Board of Directors considered transactions that occurred between us and entities associated with the independent directors and their immediate family members.

Shawn Williams is a director of Marathon Oil Corporation. Marathon Oil Corporation or its affiliates is a customer of TETRA, although Mr. Williams’ interest in these transactions was not considered to be material and therefore did not impact his independence. We have considered the foregoing and have concluded that these transactions and relationships did not disqualify Mr. Williams from being considered independent under the rules of the NYSE. Our Board of Directors has also determined that Mr. Williams does not have a material interest in these transactions and that he is independent.

Based upon his ongoing employment with us, the Board of Directors has determined that Mr. Murphy is not independent.

Board Leadership Structure; Separation of Positions of Chairman and Chief Executive Officer

As set forth in our Corporate Governance Guidelines, we require the separation of the positions of Chairman of the Board and Chief Executive Officer. Our Board of Directors believes that the separation of these positions strengthens the independence of our Board of Directors and its ability to carry out its roles and responsibilities on behalf of our stockholders. Our Chief Executive Officer is responsible for setting the strategic direction for TETRA and provides the day-to-day leadership of its operations and performance, while our Chairman provides overall leadership to our Board of Directors in its oversight function. Our Chairman serves as the presiding director of executive sessions of the non-management and independent directors.

Board Oversight of TETRA

Our Board of Directors is responsible for, and committed to, the oversight of the business of TETRA. In carrying out this responsibility, our board advises senior management, which is, in turn, responsible for the operations of our Company and driving long term value creation for our stockholders. Our Board of Directors discusses and receives regular updates on a wide variety of matters affecting TETRA and the primary focus areas are business strategy, risk management, financial reporting and compliance, corporate governance and sustainability, CEO performance,

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executive succession planning, and diversity and inclusion. In many of these areas, significant responsibilities are delegated to the Board of Director’s committees, which are responsible for reporting to the Board of Directors on their activities and actions. Please refer to “Board Role in Risk Oversight” for additional information on our committees.

Business Strategy

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Our Board of Directors takes an active role in overseeing senior management’s formulation and implementation of our strategic plans.
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In addition to our annual, multi-day strategic planning meeting, our Board of Directors receives presentations covering company-wide, divisional, and regional strategy and discusses these matters throughout the year both during and outside of meetings of the Board of Directors.
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Our Board of Directors' oversight of risk management enhances our directors’ abilities to provide insight and feedback to senior management and, if necessary, challenge senior management on our risks associated with our strategic direction.
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Our Chairman of Board of Directors helps facilitate our Board of Directors' oversight of strategy by ensuring that the directors receive adequate information about strategy and by discussing strategy with independent directors at executive sessions.

Board Role in Risk Oversight

It is our management’s responsibility to manage risks and to bring to the Board of Directors’ attention any aspects of our business or operations that may give rise to a material level of risk. Our Chief Executive Officer has ultimate responsibility for management of our business, including enterprise level risks and the risk management program and processes, and brings members of management from various business or administrative areas into meetings of the Board of Directors from time to time to make presentations and to provide insight to the Board of Directors, including insight into areas of potential risk. Such risks include competition risks, industry risks, economic risks, credit and liquidity risks, risks from operations, risks posed by significant litigation and regulatory matters, cyber security risks, risks related to our compensation program and employee retention, and risks related to acquisitions and dispositions. The Board of Directors, either directly or through its committees, reviews with our management policies, strategic initiatives, and other actions designed to mitigate various types of risk.

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Enterprise Risk Management. The Board of Directors' oversight of risk management is enhanced by the detailed information it receives as a result of our Enterprise Risk Management (“ERM”) program. Our ERM process is designed to identify potential key risks that may affect TETRA and manage risk within an established level of acceptable risk. The ERM assessment is performed quarterly and involves evaluation of key risk indicators. During the quarterly ERM assessment, management will review and, to the extent necessary, update or supplement a list of key risks affecting each respective business area along with the corresponding risk mitigation strategies. As part of the risk monitoring process, management evaluates each risk according to its likelihood of occurrence and, assuming that the development or event at risk was to occur, its most likely impact on our financial condition, operations, industry or reputation. Historically, the most significant risk items identified in each quarterly assessment were discussed with the Audit Committee and a complete copy of the ERM report was distributed to and discussed by the full Board of Directors on an annual basis. Beginning in 2023, the quarterly ERM report will be distributed to and discussed by the full Board of Directors. In addition, the full Board of Directors provides input regarding top risks to the Company.

Cyber Security Risk Oversight. The Board of Directors, with the assistance and support of the Audit Committee, oversees our management of cyber security risk. TETRA has taken a number of steps to manage and mitigate our cyber security risk, including entering into an information security risk insurance policy, establishing a dedicated IT security resource, engaging an independent firm to assess our security, improving our security posture, and rolling out continuing information security training to our employees. In addition, our IT organization has completed a ransomware incident response exercise and our management team has participated in a cyber incident response exercise conducted by an independent firm. At each quarterly meeting the Audit Committee receives an update from management regarding our cyber security risk profile and the board receives a cyber security report from management on an annual basis.

Human Capital Management Risk Oversight. We believe our efforts around human capital management add long-term value to our business and foster an inclusive culture for our employees. We have demonstrated a commitment to diversity through the people who guide our Company – starting at the top. Two of the eight director nominees are women and two of the eight director nominees are racially/ethnically diverse. Our Board of Directors, Human Capital Management and Compensation Committee and our other committees play a role in the active oversight of our human capital management program. This is accomplished by focusing on these key areas: safety, talent development, inclusion and diversity, ethics and compliance, talent acquisition and retention, and compensation and benefits.

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Our Human Capital Management and Compensation Committee receives a report at each meeting regarding the performance of our human capital initiatives compared to key performance indicators established by the committee and other human capital management matters, such as talent acquisition and retention, key employee compensation, talent development, and diversity and inclusion initiatives.
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Our Audit Committee receives quarterly updates on our ethics and compliance program from our Chief Compliance Officer.
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Our Nominating, Governance and Sustainability Committee ensures that we are seeking director candidates who will bring a diversity of background, experience, and viewpoints to our Board of Directors.
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Our Board of Directors receives quarterly updates regarding the performance of our HSE program from our Vice President of HSEQ.
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Our Board of Directors and Human Capital Management and Compensation Committee receive an annual update on succession plans for senior leadership.

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Board Oversight of Human Capital Management Our Board of Directors and its committees are actively involved in overseeing our human capital management program.

The following table summarizes the role of the board and each of its committees in overseeing risk:

Board of Directors	Audit Committee

The Board of Directors has ultimate responsibility for protecting stockholder value. Among other things, our Board of Directors is responsible for understanding the risks to which we are exposed, approving management’s strategy to manage these risks, and measuring management’s performance against the strategy. The Board of Directors’ responsibilities include, but are not limited to, appointing our Chief Executive Officer, monitoring our performance relative to our goals, strategies, and the performance of our competitors, reviewing and approving our annual budget, our compliance with rules and regulations, reviewing and approving investments in and acquisitions and dispositions of assets and businesses, and overseeing cyber security risks and other areas of risk determined by the Board of Directors. It also periodically reviews management’s business continuity plans.

Our Audit Committee oversees risks associated with the integrity of our financial statements, our compliance with legal and regulatory requirements, and matters reported to the Audit Committee through our internal auditors, our chief compliance officer, and our anonymous reporting procedures. The Audit Committee reviews with management, internal auditors, and our independent auditors the accounting policies, the system of internal control over financial reporting, and the quality and appropriateness of disclosure content in the financial statements or other external financial communications. It also periodically reviews, with our management and our independent auditors, management’s ERM program, information technology security and risk, including cyber security, and significant financial risk exposures and the processes we have implemented to identify, monitor, control, and report such exposures. Our Audit Committee also performs oversight of our compliance program and monitors the results of our compliance efforts.

Nominating, Governance & Sustainability Committee	Human Capital Management & Compensation Committee

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Our Nominating, Governance and Sustainability Committee oversees risks primarily associated with our ability to attract, motivate, and retain quality directors, Board of Directors succession planning, our overall corporate governance programs and practices and our compliance with the above. In consultation with the Board of Directors and each of its committees, the committee also provides oversight and guidance with respect to material environmental, social and other sustainability matters involving our Company. Additionally, the committee oversees the performance evaluation of the Board of Directors and its committees.

Our Human Capital Management and Compensation Committee oversees risks primarily associated with TETRA's ability to attract, motivate, retain and develop quality talent, particularly executive talent, including risks associated with the design and implementation of our compensation programs, policies and practices, and the disclosure of executive compensation philosophies, strategies, and activities. The committee also oversees executive succession planning and the compensation of the Board of Directors and its committees. Additionally, the committee provides oversight and guidance with respect to diversity, equity and inclusion initiatives and other human capital management matters.

Stockholder Engagement

We engage with our investors in a variety of ways. Our CEO and Chief Financial Officer regularly meet with investors, prospective investors, and investment analysts. These meetings are generally focused on company performance and strategy and may include other senior leaders at TETRA.

Our Board of Directors has a well-developed stockholder engagement program that emphasizes biannual engagement and direct communication with our board, primarily the Chairman of the Board and the Chairmen of the Nominating, Governance and Sustainability Committee and the Human Capital Management and Compensation Committee. In general, our Board of Directors' discussions with our stockholders center around the following topics:

Our Board of Directors and management team highly value these discussions and consider stockholder feedback in deliberations and decisions.

Sustainability

Our Board of Directors is focused on integrating sustainability into our Company’s long-term strategy. We are committed to operating in a sustainable manner and being a responsible corporate citizen for the benefit of our customers, investors, employees, the environment and the communities in which we operate. We focus on environmental stewardship, the health and safety of our workforce, the recruitment, development and retention of our workforce, and community engagement.

Stock Ownership Guidelines

Our Board of Directors has adopted guidelines with regard to stock ownership for our directors and executive officers. The stock ownership guidelines are intended to align the interests of our directors and executive officers

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with the interests of our stockholders. Under the guidelines, our executive officers have historically been required to hold shares of our common stock with a value equal to a multiple, based upon position, of their base salary. For purposes of these guidelines: (1) each share of our common stock or unvested restricted stock unit (“RSU”) owned on the date of our annual meeting of stockholders each year is deemed to have a value equal to the greater of (a) the trading price as of the date the applicable share was acquired or (b) the trading price as of the date of our annual meeting of stockholders. The guidelines establish the following minimum ownership:

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Executive Officers:

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Under the guidelines, newly appointed officers have five years from their date of appointment to meet the guidelines. In addition, in the event the multiple of an executive officer’s base salary is increased, the executive officer will have five years from the time of such increase to meet the new minimum.
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As of the date of this Proxy Statement, subject to the transition periods described above, all covered officers are in compliance with the guidelines.
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Non-Employee Directors - including the Chairman of the Board of Directors, are required to hold shares of our common stock having a deemed value equal to five-times their annual cash retainer. Non-employee directors have four years from the date of their election or appointment to meet the guidelines. As of the date of this Proxy Statement, subject to the transition periods described above, all non-employee directors are in compliance with the guidelines.

Board Committees and Meetings

Board Committees. The Board of Directors assigns responsibilities and delegates authority to its committees, as appropriate, and the committees regularly report on their activities to the full Board of Directors. During 2022, the standing committees of the Board of Directors consisted of an Audit Committee, a Human Capital Management and Compensation Committee, and a Nominating, Governance and Sustainability Committee. Each committee has the authority to engage outside experts, advisors, and legal counsel to assist in its work.

The following table identifies the current chairs and membership of the Board of Directors and each of its standing committees. As discussed above, the Board of Directors has determined that each member of the Audit, Human

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Capital Management and Compensation, and Nominating, Governance and Sustainability Committees is independent in accordance with NYSE standards.

	Board of Directors	Committee Membership
Director		Audit	Compensation	Governance
Mark E. Baldwin(1)	√	C
Thomas R. Bates, Jr.	√		C
John F. Glick(2)	√			√
Gina A. Luna	√	√		C
Sharon B. McGee	√		√	√
Brady M. Murphy **	√
Shawn D. Williams	√	√	√
Number of Meetings held in 2022	7	5	5	6

(1)
Designated Audit Committee Financial Expert.
(2)
As Chairman of the Board, Mr. Glick is an ex officio member of the Audit and Human Capital Management and Compensation Committees and has a standing invitation to attend all such committee meetings. He also serves as the presiding director of executive sessions of the non-management and independent directors.

C Committee Chair

√ Member

** Non-Independent Director

Meetings and Attendance. During 2022, the Board of Directors held seven meetings, including six regular and one special meeting. Each member of the Board of Directors attended 75% or more of the meetings of the Board of Directors and the meetings of the committees on which they served. Our Corporate Governance Guidelines provide that our preference is to have our directors attend the annual meeting of stockholders. All members of our Board of Directors who were serving at the time of the annual meeting of stockholders in 2022 attended that annual meeting.

Audit Committee
The Audit Committee’s primary purpose is to assist the Board of Directors in its oversight of:
	(i)	the integrity of our financial statements;
	(ii)	our compliance with legal and regulatory requirements;
	(iii)	the independent auditor’s qualifications;
	(iv)	the performance of our internal audit function and independent auditors;
	(v)	our policies with respect to risk assessment and risk management, including major risk exposures and steps management has taken to monitor and control such exposures; and
	(vi)	information technology security and risk, including cybersecurity.

The Audit Committee has sole authority to appoint and terminate our independent auditors. To promote the independence of the audit, the Audit Committee consults separately with the independent auditors, the internal auditors, and management. As required by NYSE and SEC rules regarding audit committees, the Board of Directors has reviewed the qualifications of its Audit Committee and has determined that none of the current members of the Audit Committee has a relationship with us that might interfere with the exercise of their independence from us or our management, as independence is defined in the listing standards of the NYSE. Accordingly, our Board of Directors has determined that all current members of our Audit Committee are independent as defined in Section 10A of the Exchange Act and as defined in the listing standards of the NYSE. Further, our Board of Directors has determined that Mr.

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Baldwin, the current Audit Committee chairman, is an “audit committee financial expert” within the definition established by the SEC.
Human Capital Management & Compensation Committee
The functions performed by the Human Capital Management and Compensation Committee (“HCMCC”) include:
	(i)	reviewing and establishing compensation of our senior management, including our executive officers;
	(ii)	approving and administering our equity compensation plans;
	(iii)	approving salary and bonus awards to our executive officers;
	(iv)	planning for the succession of senior management;
	(v)	overseeing management’s plans for talent and professional development for key employees;
	(vi)	overseeing our policies and strategies related to human capital management, including diversity, equity and inclusion; and
	(vii)	reviewing the compensation of our non-employee directors and providing director compensation recommendations to the Board of Directors.

Our Board of Directors has determined that each member of the HCMCC is independent, as independence is defined in the listing standards of the NYSE. The HCMCC may designate a subcommittee and delegate authority to such subcommittee as it deems appropriate.

Our equity compensation plans include provisions that enable the HCMCC to delegate its authority to approve certain grants of awards under those plans to a committee of our Board of Directors that may consist of one director. The Board of Directors previously established the Non-Executive Award Committee (the "NEA Committee"), which is a committee of one or more members of our Board of Directors. The NEA Committee is currently comprised of one member - Mr. Murphy. The HCMCC has delegated authority to the NEA Committee to make special inducement, merit, and retention awards, other than regular annual awards, to participants under those plans who are not subject to Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, subject to certain limitations, including limitations on the number of awards that may be granted, as may be imposed from time-to-time by the HCMCC.

Compensation decisions for our Chief Executive Officer are made by the HCMCC. The HCMCC is also responsible for approving the compensation of our other executive officers and in such process, it reviews and gives significant consideration to the recommendations made by the Chief Executive Officer for such other executive officers. As part of its role in reviewing and approving such compensation, the HCMCC administers our equity compensation plan and our cash incentive plan under which cash incentive awards may be made to our executive officers and other key employees based on performance, including the attainment of performance goals. Our Chief Executive Officer, with input from senior management, recommends to the HCMCC base salaries, target cash incentive award levels, actual cash incentive award payouts, and equity awards, as well as company, division, and individual performance measures for our executive officers other than the Chief Executive Officer. The HCMCC considers, discusses, and takes action on such recommendations as it deems appropriate.

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Independent Compensation Consultant. The HCMCC has the authority to retain, approve fees and other terms for, and terminate any compensation consultant, outside counsel, or other advisors to assist the committee in the discharge of its duties. In 2022, the HCMCC has retained the services of Meridian Compensation Partners, LLC (“Meridian”), an independent provider of compensation consulting services, to review our compensation programs and practices and to assist in the review of compensation disclosures included in this Proxy Statement. Meridian acted as independent advisor to the HCMCC and does not provide any other services to us or earn any compensation from us outside of the services provided as an independent advisor to the HCMCC.

Compensation Committee Interlocks and Insider Participation. The members of the HCMCC during 2022 were Mr. Bates, as Chairman, Ms. McGee, and Mr. Williams, none of whom is or was previously an officer or employee of ours, and none of whom had any relationship required to be disclosed under this section. In addition, Mr. Glick served as a member of the HCMCC during 2022 until the annual stockholder meeting in May 2022 and he neither is nor was previously an officer or employee of ours or had any relationship required to be disclosed under this section.

Nominating, Governance and Sustainability Committee
The Nominating, Governance and Sustainability Committee:
(i)

investigates and makes recommendations to the Board of Directors with regard to all matters of corporate governance, including the structure, operation, and evaluation of the Board of Directors and its committees;

	(ii)	investigates and makes recommendations to the Board of Directors with respect to qualified candidates to be nominated for election to the Board of Directors;
	(iii)	provides assistance to the Board of Directors in fulfilling its responsibilities for director succession
	(iv)	reviews and makes recommendations to the Board of Directors with regard to candidates for directors properly nominated by stockholders in accordance with our Bylaws, if any; and
(v)

in consultation with the Board of Directors and each of its other committees, provides (a) oversight and guidance with respect to material environmental, social and other sustainability matters involving our Company and (b) receives updates from management regarding our Company’s environmental, social and other sustainability activities.

Board and Committee Succession Planning

The Nominating, Governance and Sustainability Committee (the "Governance Committee") regularly considers the long-term make up of our Board of Directors, the experience and skills needed for our Board of Directors as our business and the markets in which we do business evolve, and whether the composition appropriately aligns with our business and strategic needs. The Committee also considers succession planning in light of anticipated retirements and for board and committee chair and membership roles to maintain relevant expertise and depth of experience.

As a result of this ongoing process, over the last five years we have added three new independent directors, Gina Luna, Sharon McGee, and Shawn Williams, who bring fresh and diverse perspectives into our boardroom. In

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addition, three directors retired during the 2018-2022 time period. We have also nominated one new director nominee, Christian Garcia, for election at the Annual Meeting.

Director Nominations by the Nominating, Governance and Sustainability Committee

The Board of Directors has a robust process for the consideration of potential director candidates through which the Governance Committee establishes criteria, screens candidates, and evaluates the qualifications of persons who may be considered as nominees for director, including any candidates nominated or recommended by stockholders. The following graph illustrates our general selection process for new directors:

Diversity. Although we have not adopted a separate policy with regard to the consideration of diversity when evaluating candidates for election to our board, our Corporate Governance Guidelines provide that when assessing candidates, we will consider diversity, including gender and race/ethnicity. The Governance Committee believes that board membership should reflect diversity in the broadest sense, taking into account our needs and the current composition of the Board of Directors. We strive to maintain a diversity of backgrounds and experience among the members of the board, as we believe this improves the quality of the board’s deliberations. The Board of Directors’ final selection of board nominees is based on merit, giving consideration to the nominee’s knowledge, experience, skills in areas deemed critical to understanding our business, and personal characteristics such as integrity and judgment, diversity, including gender diversity, ethnicity, and background, and the candidates’ other time commitments.

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Minimum Qualities and Skills

The Governance Committee will consider the following qualifications of nominees standing for re-election and candidates for membership of the Board of Directors: (i) strong management experience, ideally with public companies; (ii) other areas of expertise or experience that are desirable, given the Company’s business and industry and the current make-up of the Board of Directors; (iii) desirability of range in age, so that retirements are staggered to permit replacement of directors of desired skills and experience in a way that will permit appropriate continuity of members of the Board of Directors; (iv) independence; (v) knowledge and skills in accounting and finance, business judgment, general management practices, crisis response and management, industry knowledge, knowledge of international markets, leadership and strategic planning; (vi) personal characteristics matching the Company’s values, such as integrity, accountability, financial literacy, and high-performance standards; and (vii) diversity of viewpoints, background, experience and other demographics, including gender and ethnicity. The Governance Committee will also consider additional characteristics, such as (i) willingness to commit the time required to fully discharge their responsibilities to the Board of Directors, including the time to prepare for meetings by reviewing the material supplied before each meeting; (ii) commitment to attend the annual meeting of stockholders and a minimum of 75% of all board and relevant committee meetings; (iii) ability and willingness to represent the stockholders’ long- and short-term interests; (iv) willingness to advance their opinions, but once a decision is made by a majority of the Board of Directors, a willingness to support the majority decision, assuming questions of ethics or propriety are not involved; and (v) the number of commitments to other entities, with one of the more important factors being the number of other public company boards on which the individual serves.

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Director Tenure

The following chart illustrates the tenure of the director nominees of our Board of Directors. We believe the tenure of our directors provides the appropriate balance of expertise, experience, continuity, and perspective to our board to serve the best interests of our stockholders.

Director Orientation and Continuing Education

We provide each new director with an orientation that consists of a series of in-person briefings provided by senior management and others on our business operations, strategic plans, significant accounting and risk management issues, corporate governance, compliance, and key policies and practices. The orientation sessions are tailored to the particular director depending on their orientation needs. Each director is expected to participate in continuing educational programs as necessary to maintain expertise to perform his or her responsibilities as a director. In this regard, from time to time we provide pertinent articles and information relating to our business, financial affairs, risks, competitors, corporate governance, and changes in legal and regulatory issues. We may also coordinate training and educational sessions for directors from outside experts and provide directors with tours of our facilities from time to time. We reimburse directors for reasonable costs associated with attending other relevant director education programs.

Board and Committee Self-Evaluation Process

Our Board of Directors recognizes the critical role that board and committee evaluations play in ensuring the effective functioning of our Board of Directors. Accordingly, each year, our Nominating, Governance and Sustainability Committee appraises the framework for our board and committee evaluation process and oversees the evaluation process to ensure that the full Board of Directors and each committee conduct an assessment of their performance and functioning and solicit feedback for enhancement and improvement.

Board Evaluations – A Multistep Process

Our annual board and committee evaluations cover the following topics: • Board and committee composition, including skills, background and experience;

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•
Review of key areas of focus for the Board of Directors and effectiveness in overseeing these responsibilities;
•
Satisfaction with board performance, including the performance of the Board of Directors and committee chairs in those positions;
•
Board and committee information needs and quality of materials presented;
•
Areas where the Board of Directors and committees should increase their focus;
•
Satisfaction with the Board of Directors' schedule, agendas, time allotted for topics, and encouragement of open communication and discussion;
•
Satisfaction with committee structure and responsibilities; and
•
Access to management, experts, and internal and external resources

2022 Evaluation Process

Determine Format	Conduct Evaluation	Follow-Up

The Nominating, Governance and Sustainability Committee discussed and considered the approach for the 2022 evaluation process.

The Board of Directors and each of the committees conducted their respective self-evaluations through a discussion-based approach to enhance candid dialog and utilized a list of topics and questions to frame the discussion.

Executive session discussions of the Board of Directors and committee self-evaluations were led by our board chairman and committee chairmen, respectively.

Committee chairmen reported to the full board regarding their respective committee self-assessments, including any action items.

The Chairman of the Board communicated to the CEO any requests for enhancements in process that were noted.

Throughout the year, Board of Directors and committee members also have the opportunity to provide input directly to the Chairman of the Board and/or committee chairmen or to management.

Executive Sessions of the Board of Directors

Our independent non-management directors meet in executive session at each regularly scheduled meeting. These executive sessions are presided over by Mr. Glick or, in his absence, another independent non-management director. The independent non-management directors presently consist of all current directors other than Mr. Murphy.

Communications with Directors

Our stockholders and other interested parties may communicate with one or more of our directors (including the presiding director of executive sessions and the independent non-employee directors as a group) by mail sent to our Corporate Secretary, TETRA Technologies, Inc., 24955 Interstate 45 North, The Woodlands, Texas 77380, or by email at corpsecretary@tetratec.com. Such communications should specify the intended recipient or recipients. All such communications, other than commercial solicitations or communications, will be forwarded to the appropriate director or directors.

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CORPORATE GOVERNANCE

Director Nominations Submitted by Stockholders

The Nominating, Governance and Sustainability Committee will consider proposals for nominees for director from our stockholders. In order to nominate a director at the Annual Meeting, our bylaws require that a stockholder follow the procedures set forth in Article III, Section 3 of our Bylaws. (This Bylaw provision is available in the Corporate Governance section of the Investor Relations area of our website at www.tetratec.com.) In order to recommend a nominee for a director position, a stockholder must be a stockholder of record at the time the stockholder gives notice of the recommendation, and the stockholder must be entitled to vote for the election of directors at the meeting at which such nominee will be considered.

Stockholder recommendations must be made pursuant to written notice delivered to our Corporate Secretary at our principal executive offices no later than 80 days prior to the date of the annual or special meeting at which directors are to be elected; provided, that if the date of the annual or special meeting is not publicly announced more than 90 days prior to the annual or special meeting, such notice by the stockholder will be considered timely if delivered to the Corporate Secretary no later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was communicated to the stockholders.

The stockholder notice must set forth the following:

1.
name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
2.
a representation that the stockholder is a holder of record of common stock entitled to vote at the meeting and intends to appear in person or by proxy to nominate the person or persons specified;
3.
a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons under which the nomination(s) are made by the stockholder;
4.
for each person the stockholder proposes to nominate for election as a director, all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Schedule 14A promulgated under the Exchange Act; and
5.
for each person nominated, a written consent to serve as a director, if elected.

In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

Executive Succession Planning

The Human Capital Management and Compensation Committee, the CEO, and the Vice President of Human Resources evaluate, from time to time each year, executive development and succession planning to prepare us for future success. The succession planning process covers the CEO position as well as all senior management positions and certain other key positions. This review of executive talent determines readiness to take on additional leadership roles and identifies developmental opportunities needed to prepare our executives for greater responsibilities. Our short and long-term business strategy is considered when evaluating candidates and their skills. Where possible, our Board of Directors gains insight through exposure to internal succession candidates from their presentations to the Board of Directors, work with individual directors or board committees, and participation in board activities. The CEO makes a formal succession planning presentation to the Human Capital Management and Compensation Committee annually in conjunction with our annual strategy meeting in which our directors who are not members of the committee are invited to attend.

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Insider Trading Policy (including Hedging Transactions)

We acknowledge that sales of our common stock by our executive officers will occur periodically. In particular, we believe that our executive officers who have a significant portion of their net worth in our common stock may desire to diversify their investment portfolios over time and may be required to sell our common stock to finance stock option exercises and to pay related taxes. We have established a policy for trading in our common stock by directors, officers, and employees of TETRA and its subsidiaries. This policy is designed to promote compliance with federal securities laws and allow the anticipated periodic sales to occur in an orderly fashion.

Hedging Transactions. The trading policy also prohibits our directors, officers, and employees from engaging in short sales of our common stock, from buying or selling puts, calls or other derivative instruments involving our common stock, and from engaging in certain forms of hedging or monetization transactions involving our common stock. An exception to this prohibition may be granted where an officer, director or employee wishes to pledge our securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any director, officer or employee who wishes to pledge our securities as collateral for a loan must submit a request for approval to our General Counsel at least two weeks prior to the proposed execution of documents evidencing the proposed pledge. There have been no hedging transactions approved by our General Counsel.

Certain Transactions

Related Person Transaction Policy. The Board of Directors, upon recommendation of the Audit Committee, has adopted the Policy and Procedures with respect to Related Person Transactions (the “Policy”), for the review and approval of certain related person transactions. The Policy covers transactions in which (i) we, or any subsidiary of ours, are a participant, (ii) the aggregate amount involved exceeds $100,000, and (iii) any related party (generally, directors and executive officers, and their immediate family members, and 5% stockholders) has a direct or indirect material interest. The Policy generally requires that such transactions be approved in advance by the Audit Committee. Under the Policy, the Audit Committee will consider all relevant facts and circumstances available to the committee and will approve such transactions only if they are in, or are not inconsistent with, our best interests and the best interests of our stockholders. In the event a transaction is not identified as a related person transaction in advance, it will be submitted to the Audit Committee, which will evaluate the transaction, including ratification or rescission of the transaction, and possible disciplinary action.

Transactions with Related Persons. Shawn L. Shoemake, the spouse of Alicia P. Boston, our General Counsel and Chief Compliance Officer, has been an employee of the Company since July 2009. Mr. Shoemake received total compensation of approximately $156,094 for his services for the year ended December 31, 2022.

We have determined that there are no other material transactions involving a director or any other related person that require disclosure.

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AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT

The Audit Committee oversees our financial reporting, internal controls, and audit functions on behalf of the Board of Directors. Our management has the primary responsibility for preparing our financial statements in accordance with generally accepted accounting principles, maintaining effective internal control over financial reporting and assessing the effectiveness of our internal control over financial reporting. We have a full-time internal audit department that reports to the Audit Committee. This department is responsible for the evaluation of the adequacy and effectiveness of the organizations’ governance, risk management, and internal controls as well as carrying out assigned responsibilities to achieve the organizations’ stated goals and objectives.

Our independent registered public accountants, Grant Thornton LLP, or GT, are responsible for auditing our financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and issuing their reports based on that audit. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2022 that are included in our Annual Report filed with the Securities and Exchange Commission with our management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is comprised of three non-employee independent directors and is governed by a written charter adopted by the Board of Directors that is reviewed by the committee annually and was last amended on December 16, 2022. The charter is available in the Corporate Governance section of the Investor Relations area of our website at www.tetratec.com. Under the charter, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to, among other duties: (1) the integrity of our financial statements, including a review of the application of accounting principles, significant financial reporting issues and judgments in connection with the preparation of the financial statements, and the effects of regulatory and accounting initiatives on the financial statements; (2) reviewing and discussing with management and our independent registered public accountants our earnings press releases, as well as public earnings guidance; (3) recommending to the Board of Directors the filing of our audited financial statements with the Securities and Exchange Commission; (4) our disclosure controls and procedures and internal control over financial reporting, including review of any material issues as to the adequacy of internal control over financial reporting; (5) our compliance with legal and regulatory requirements and our Code of Business Conduct and Code of Ethics for Senior Financial Officers; (6) the performance of our internal audit function; (7) the performance of our compliance function; (8) our enterprise risk management process; (9) our information technology security and risk, including cybersecurity, and (10) the evaluation, appointment and retention of our independent registered public accountants, including a review of the firm's qualifications, services, independence, fees and performance.

In connection with the evaluation, appointment, compensation, retention and oversight of the independent registered public accountants, each year the Audit Committee reviews and evaluates the qualifications, performance and independence of the independent registered public accountants and lead audit partner, including taking into account the opinions of management and our internal auditor. In doing so, the Audit Committee considers a number of factors including, but not limited to: quality of services provided; sufficiency of firm resources; technical expertise and knowledge of the industry; quality of communication and interaction with the firm; known significant legal or regulatory proceedings related to the firm; external data on audit quality and performance, including PCAOB reports; independence; objectivity; and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Further, the Audit Committee reviews in advance and pre-approves, specifically, audit and permissible non-audit services provided to us by GT. For more information regarding the Audit Committee’s preapproval procedures, please read “Audit Committee Preapproval Policies and Procedures” below.

The Audit Committee has also established procedures for the receipt, retention, and treatment, on a confidential basis, of any complaints related to accounting or compliance matters we receive. We encourage employees and third-party individuals and organizations to report concerns about our accounting controls, auditing matters, or anything else that appears to involve financial or other wrongdoing through one of the methods described in our Whistleblower Policy which is available in the Corporate Governance section of the Investor Relations area of our website at www.tetratec.com.

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AUDIT COMMITTEE REPORT

As discussed more fully in Proposal No. 10 on page 44 of the Proxy Statement, the Audit Committee and Board of Directors believe that it is in the best interests of the Company and its stockholders to continue the retention of GT to serve as our independent registered public accountants. Accordingly, the Audit Committee has continued retention of GT as the Company’s independent auditor for 2023. GT has been the independent auditor for the Company since June 2020. Although the Audit Committee has the sole authority to appoint the independent registered public accountants, the Audit Committee will continue to recommend that the Board of Directors request the stockholders, at the Annual Meeting, to ratify the appointment of the independent registered public accountants.

The Board of Directors has determined that each member of the Audit Committee is independent and possesses the necessary level of financial literacy required to enable him or her to effectively serve as an Audit Committee member and that our Audit Committee Chairman qualifies as an Audit Committee Financial Expert. There were five meetings of the Audit Committee during the year ended December 31, 2022. The meetings of the Audit Committee are designed to facilitate and encourage communication among the members of the Audit Committee, management of the Company, our internal audit function, and GT.

In connection with the preparation of the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, the Audit Committee discussed with the Company’s internal auditors and GT the overall scope and plan for their respective audits. The Audit Committee met with the internal auditors and GT, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, including internal control over financial reporting, critical audit matters addressed during the audit, and the overall quality of our financial reporting.

The Audit Committee reviewed with GT, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with US generally accepted accounting principles, GT’s judgments as to the quality, not just the acceptability, of our accounting principles and discussed such other matters as are required to be discussed with the committee by the applicable requirements of the PCAOB, including PCAOB Auditing Standard No. 1301, Communications with Audit Committees, the rules of the SEC, and other applicable regulations. In addition, the Audit Committee has discussed with GT their independence from our management and the Company, including the matters contained in the written disclosures and the letter received from GT required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services performed by GT with GT’s independence.

The Audit Committee also reviewed and discussed together with management and GT our audited consolidated financial statements for the year ended December 31, 2022, and the results of management’s assessment of the effectiveness of our internal control over financial reporting and GT’s audit of internal control over financial reporting.

Over the course of a year, the Audit Committee has a rolling agenda covering a variety of standing matters such as briefings from the Internal Auditor on TETRA’s enterprise risk management program, it’s internal control system and on the outcomes of internal audits and notable control matters, briefings from the Chief Compliance Officer, and on tax matters, and information technology management and security. In 2022, in addition to the standing matters, members of management, the internal auditor, and the independent auditors also made presentations to the Audit Committee throughout the year on specific topics of interest, including (i) accounting rules applicable to the Company’s low carbon initiatives, (ii) perspectives regarding audit assurance for public disclosures regarding environmental, social and governance matters, and (iii) the proposed Securities and Exchange Commission cybersecurity risk management disclosure rules.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed by the Company with the SEC.

Submitted by the Audit Committee of the Board of Directors,

Mark E. Baldwin, Chairman

Gina A. Luna

Shawn D. Williams

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AUDIT COMMITTEE REPORT

This report of the Audit Committee shall not be deemed “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

Fees Paid to Principal Accounting Firm

The following table sets forth the aggregate fees for professional services rendered to us by our principal accounting firm for the fiscal years ended December 31, 2022, and 2021, respectively:

	2022	2021
Audit fees (1)	$869,754	$925,000
Audit related fees (2)	15,000	—
Tax fees (3)	—	$7,000
All other fees	—	—
Total fees	$884,754	$932,000
(1)
Includes $35,400 of statutory audit fees for our TETRA Chemicals Europe Sweden subsidiary paid to our principal accounting firm, Grant Thornton LLP, in 2022 and $95,000 of statutory audit fees for our TETRA Chemicals Europe Sweden and Finland subsidiaries paid to Grant Thornton LLP in 2021.
(2)
Consists of assurance and related services provided in such period in connection with the Company’s Form S-3 Registration Statement.
(3)
Consists solely of fees for tax compliance services in such period paid to our principal accounting firm, Grant Thornton LLP.

The Audit Committee preapproved 100% of these fees shown in the above table. Before approving these fees, the Audit Committee considered whether the provision of services by our principal accounting firm that are not related to the audit of our financial statements was compatible with maintaining the independence of our principal accounting firm, and the Audit Committee concluded that it was.

Audit Committee Preapproval Policies and Procedures

The Audit Committee has adopted a pre-approval policy with respect to the services that may be performed by our independent auditors (the “Audit Firm”). This policy provides that all audit and non-audit services to be performed by the Audit Firm must be specifically pre-approved on a case-by-case basis by the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions made by such member(s) to the entire Audit Committee at or before its next scheduled meeting. As of the date hereof, the Audit Committee has delegated this authority to the Chairman of the Audit Committee. Neither the Audit Committee, nor the person to whom pre-approval authority is delegated, may delegate to management their responsibilities to pre-approve services performed by the Audit Firm.

All requests or applications by the Audit Firm to provide services to us must be submitted to the Audit Committee or its chairman by both the Audit Firm and the Chief Financial Officer and must include a description of the services being requested for pre-approval and a joint statement as to whether, in their view, the request or application is consistent with applicable laws, rules, and regulations relating to auditor independence.

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EXECUTIVE OFFICERS

Executive Officers

Our current executive officers and their ages and positions are as follows:

Name	Age	Position
Brady M. Murphy	63	President and Chief Executive Officer
Elijio V. Serrano	65	Senior Vice President and Chief Financial Officer
Matthew J. Sanderson	49	Executive Vice President and Chief Commercial Officer
Timothy C. Moeller	59	Senior Vice President - Global Supply Chain and Chemicals
Roy E. McNiven	43	Senior Vice President - Energy Services Operations
Alicia P. Boston	51	General Counsel and Chief Compliance Officer
Richard D. O'Brien	47	Vice President - Finance and Global Controller
Jacek M. Mucha	44	Vice President - Finance and Treasurer

(Information regarding the business experience of Mr. Murphy is set forth above under “Nominees for Director.”)

Elijio V. Serrano has served as our Senior Vice President and Chief Financial Officer since August 2012. Mr. Serrano served as chief financial officer of UniversalPegasus International from October 2009 through July 2012. Following his resignation from Paradigm BV in February 2009 and until his acceptance of the position with UniversalPegasus International in October 2009, Mr. Serrano was retired. From February 2006 through February 2009, Mr. Serrano served as chief financial officer and executive vice president of Paradigm BV (formerly, Paradigm Geophysical Ltd.). From October 1999 through February 2006, Mr. Serrano served as chief financial officer of EGL, Inc. From 1982 through October 1999, Mr. Serrano was employed in various capacities with increasing responsibility by Schlumberger Ltd. Mr. Serrano served as a director, chairman of the audit committee, and as a member of the corporate governance and nominating committee of Tesco Corporation, a Public Company, until its acquisition by Nabors Industries Ltd. in December 2017. Since August 2022, Mr. Serrano has served as a director of Park Lawn Corporation, a Canadian public company, and as chairman of its human resources and compensation committee. Mr. Serrano received his B.B.A. degree in Accounting and Finance from the University of Texas at El Paso. Mr. Serrano was a certified public accountant in the State of Texas from 1986 until March 2002, at which time his license became inactive.

Matthew J. Sanderson has served as our Executive Vice President and Chief Commercial Officer since September 2022. From December 2016 until September 2022, he served as our Senior Vice President responsible for our Water and Flowback Services division and our global Completion Fluids and Products division. Prior to joining TETRA, Mr. Sanderson served as Regional Vice President - U.S. West at Schlumberger from October 2015 to November 2016. Mr. Sanderson started his career as a Field Engineer at Schlumberger in 1997 and held various leadership roles in Operations, Engineering, Human Resources, and QHSE in North America and internationally (Australia, Thailand, India, Canada). Mr. Sanderson earned a Bachelor of Applied Science in Civil Engineering (Environmental Option) from Queen's University in Kingston, Canada and a Master's of Science in Oil & Gas Industry Management from Heriot-Watt University in Edinburgh, Scotland.

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Timothy C. Moeller has served as our Senior Vice President of Global Supply Chain and Chemicals since May 2020 and served as Vice President and Chief Procurement Officer from April 2018 to May 2020. Prior to joining TETRA, from September 2012 until March 2018, Mr. Moeller served as Chief Operating Officer of Melior Innovations and Chief Executive Officer of TessaFrac. From May 2006 until February 2012, Mr. Moeller held numerous Supply Chain management positions with increasing responsibility at Halliburton. Earlier in his career, Mr. Moeller held several supply chain management positions with Tyco International and YPF/Maxus Corporation. Mr. Moeller received a bachelor’s degree in business administration from Texas A&M University.

Roy E. McNiven has served as our Senior Vice President of Energy Services Operations since September 2022. Prior to joining TETRA, he served as the Senior Vice President of Operations for CSI Compressco GP LLC, the general partner of CSI Compressco LP and one of our former subsidiaries, from December 2019 until February 3, 2022 and as Vice President of Operations from October 2018 until December 2019. Mr. McNiven served as Vice President of Rental Operations at Nabors Industries from December 2017 until joining CSI Compressco. Prior to this role, he served for 13 years at Tesco Corporation in various management levels roles, including Vice President of Product Supply and Commercialization, Vice President of Products and Services, Vice President of Aftermarket Sales & Service, Rentals and Global Supply Chain, and Global Director, Aftermarket Sales & Service and Rentals, before Tesco was acquired by Nabors. Mr. McNiven earned a Bachelor of Business Administration degree, as well as an Executive MBA, from Athabasca University in Canada.

Alicia P. Boston has served as our General Counsel since August 2021 and has served as our Chief Compliance Officer since August 2020. Ms. Boston leads the global legal and compliance functions for our domestic and international operations and has oversight of all aspects of legal affairs, compliance and ethics. She has 25 years of combined legal experience in corporate law, contracts, strategic commercial transactions and managing litigation. From July 2009 to August 2021, she served in various in-house counsel roles in our legal department, including as assistant general counsel where she managed a broad range of legal matters with increasing responsibility. Prior to joining TETRA, Ms. Boston practiced law at private law firms in corporate and securities roles, including at Jackson Walker LLP (an Am Law 200 law firm) and other private law firms. In addition, Ms. Boston has also worked as in-house corporate legal counsel at TOTAL Petrochemicals USA, a corporate subsidiary of publicly-traded TOTAL S.A. Ms. Boston holds a Juris Doctor with honors from Texas Southern University and BBA in International Business from The University of Texas at Austin. She has been a member of the State Bar of Texas since 1997.

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Richard O’Brien has served as our Vice President of Finance and Global Controller since March 25, 2019 and as Assistant Treasurer since May 3, 2019. Mr. O’Brien served in several senior finance positions with increasing responsibilities with BHP Petroleum from October 2002 until he joined TETRA. He served as Head of Separation of BHP’s shale business from June 2018 until March 2019 and prior to that as Head of Finance from July 2014 until May 2018. He also served as Operations Accounting Controller from December 2012 until July 2014. Mr. O’Brien received his B.A. degree in English Literature from Cardiff University in Cardiff, Wales, and is a Chartered Accountant and a member of the Institute of Chartered Accountants in England and Wales.

Jacek M. Mucha has served as our Vice President – Finance and Treasurer since September 2019 and served as Senior Director, Financial Planning and Analysis since he joined us in February 2018. From March 2014 to February 2018, he served in various financial roles at Tesco Corporation, including Vice President – Finance and Director, Corporate Development, Investor Relations and Financial Planning and Analysis. From May 2011 to March 2014, Mr. Mucha served in various financial roles with increasing responsibility at Lufkin Industries, Inc. From 2001 until May 2011, he held various financial roles at several investment banking and consulting firms. Mr. Mucha received his B.A. degree in Economics from Washington and Lee University and his Master of Business Administration from the University of Texas at Austin, McCombs School of Business.

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COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION DISCUSSION & ANALYSIS

2022 CD&A At-A-Glance

This Compensation Discussion and Analysis (“CD&A”) reviews the objectives and elements of our executive compensation program and discusses the 2022 compensation earned by our Chief Executive Officer and the officers named in the Summary Compensation Table (collectively, the “Named Executive Officers” or “NEOs”) and other employees designated as our senior officers (together with our NEOs, “Senior Management”). It also explains the decision-making process of our Human Capital Management and Compensation Committee of our Board of Directors (the “Committee”) and actions the Committee took during 2022 based on its ongoing commitments to solicit and consider stockholder feedback regarding our compensation program for our Senior Management and to ensure that we continue to execute our long-term strategies and achieve sustainable growth in returns for our stockholders. During 2022, we:

Generated an adjusted return on net capital employed (RONCE) of 13.4%, a 204% improvement over 2021 and a 1,040% improvement over 2020.
Continued to focus on cost management and maximizing efficiencies in our operations, which contributed to a 56% improvement in Adjusted EBITDA compared to 2021.

Completed the maiden inferred bromine and lithium brine resource estimation report for our leased acreage in the Smackover Formation, a critical step in our long-term strategy to leverage our existing assets and technologies.

We refer to certain non-GAAP measures that are used in our compensation decisions throughout this CD&A. Please refer to Appendix A of this Proxy Statement for information regarding these measures.

I. EXECUTIVE SUMMARY

Company Operations and Performance

We are a leading energy services and solutions company operating on six continents, focused on bromine-based completion fluids, calcium chloride, water management solutions, frac flowback, and production well testing services. We have two reportable segments: the Completion Fluids & Products Division, and the Water & Flowback Services Division.

Our Completion Fluids & Products Division manufactures and markets clear brine fluids (“CBFs”), additives, and associated products and services to the oil and gas industry for use in well drilling, completion, and workover operations in the United States and in certain countries in Latin America, Europe, Asia, the Middle East and Africa. The Division also markets liquid and dry calcium chloride products manufactured at its production facilities or purchased from third-party suppliers to a variety of markets outside the energy industry.

Our Water & Flowback Services Division provides onshore oil and gas operators with comprehensive water management services. The Division also provides frac flowback, production well testing, and other associated services in many of the major oil and gas producing regions in the United States and Mexico, as well as in oil and gas basins in certain countries in Latin America, Europe, and the Middle East.

During 2022, we continued to pursue long-term strategies to leverage our assets, our technical expertise, and our strategic partnerships to create value for our stockholders. Despite significant inflationary pressure that impacted all of our businesses to some degree, our focus on controlling costs, increasing pricing, and deploying new technology

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to maximize efficiencies in our operations resulted in a 56% improvement in Adjusted EBITDA compared to 2021, and 10% improvement in Adjusted EBITDA margins.

Actions taken by the Committee during 2022 to design compensation programs that retain valued executive talent and reward the creation of stockholder value are described below.

Positive 2022 Say-on-Pay Vote Outcome and Stockholder Engagement

In 2022, we received approximately 93% stockholder support on our say-on-pay advisory vote. We maintain an ongoing, proactive outreach effort with our stockholders. Our Board of Directors has a practice of periodically engaging with stockholders to seek feedback on our executive compensation program. We appreciate that our stockholders take the time to have a candid dialog with us and provide us with meaningful feedback. Although each stockholder’s particular focus is slightly different, our pay for performance approach to executive compensation, emphasis on social responsibility, and human capital management have been well received. The feedback we receive from future stockholder outreach efforts will be considered in our assessment of any changes in our compensation programs. We are pleased with our say-on-pay results and stockholder feedback and will continue to engage with our stockholders to be sure we understand their perspectives. For a discussion of our stockholder engagement efforts on topics such as corporate governance and sustainability, please see page 55 in this Proxy Statement.

Overall Compensation Structure

We seek to structure a balance between achieving positive short-term annual results and ensuring long- term viability and success by providing both annual and long-term incentive opportunities. The following graphic illustrates the components of the total compensation opportunities available to members of our Senior Management:

Key Compensation Practices and Policies

We have implemented and continue to maintain compensation practices and policies that we believe contribute to good governance.

What We Do	What We Don’t Do

✓   Tie a significant portion of our pay to performance through objective performance measures

✓   Mitigate compensation risk through our Clawback Policy, which applies to all forms of incentive compensation earned by our executive officers

✓   Monitor robust stock ownership through our stock ownership guidelines

✓   Retain an independent compensation consultant that does not provide any services to management

X Enter into employment agreements with fixed terms with our officers

X Guarantee annual salary increases or bonuses

X Allow short sales, transactions involving derivatives of our stock, or certain hedging transactions

X Reload, reprice, or back-date stock options

X Grant stock options with an exercise price less than fair market value

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What We Do	What We Don’t Do

✓   Ensure a fully independent Human Capital Management and Compensation Committee

✓   Have established procedures for granting of equity awards

✓   Beginning in 2020, utilize a returns-based performance metric in long-term incentive awards granted to our executive officers

✓ Annually review pay and performance alignment, including S.M.A.R.T.(1) goals for our NEOs that are reviewed by our Board of Directors

X Provide tax gross-ups or significant executive perquisites such as club memberships or private air travel

X Enter into single-trigger change of control agreements

X Have a poison pill

X Allow for our relative TSR performance-based awards to pay above target if absolute TSR Is negative

X Pay dividends on unvested equity awards

(1)
Specific, Measurable, Achievable, Relevant, Time-bound

II. COMPENSATION PHILOSOPHY & OBJECTIVES

Overview of Compensation Philosophy and Objectives

We strive to maintain a compensation program that is competitive in the labor markets in which we operate. Our philosophy is to maintain an executive compensation program that will attract, retain, motivate, reward, and align highly qualified and talented individuals to enable us to perform better than our competitors. The following are our key objectives in setting the compensation programs for our Senior Management:

Attract	Retain	Motivate	Reward	Align
Structure pay programs and compensation levels that reflect competitive market practices in relevant markets, taking into consideration pay practices of our relevant peer group.	Provide long-term equity and cash compensation opportunities that are consistent with our overall compensation philosophy and drive individual and organizational performance.	Motivate Senior Management to deliver outstanding financial and operational results by establishing performance objectives that incentivize exceptional individual and team effort.	Provide a significant percentage of total compensation that is “at-risk” or “variable,” based on performance measures that are challenging and meaningful to our long-term strategic goals.	Ensure that a significant portion of total compensation is determined by increases in stockholder value, thus assuring alignment of Senior Management and our stockholders’ interests.

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COMPENSATION DISCUSSION & ANALYSIS

Focus on Performance-Based Pay

In establishing target compensation levels, the Committee places a significant portion of our NEOs’ compensation “at-risk” through the use of variable compensation, much of which is performance-based. Historically, variable pay has included the following:

•
Annual Cash Incentive. Performance-based cash incentives based on achievement of specific annual performance objectives. For annual cash incentive amounts earned in 2022, portions of the value earned by our CEO and other NEOs (ranging from 25% to 100%) will be paid in RSUs that vest one year from the date of grant, in lieu of cash.
•
Long-Term Cash Incentive. Performance-based long-term cash based on achievement of specific long-term financial and other performance objectives that incentivize Senior Management to focus on creation of long-term, sustainable stockholder value. Awards of long-term performance-based cash provide the same retention value as awards of long-term equity and give us flexibility to conserve stockholder approved awards under our equity plans.
•
Restricted Stock Units (RSUs). Time-based RSUs that vest over a set number of years and have value based on the market price of TETRA stock at the time of vesting.

For 2022, approximately 84% of the target compensation opportunities for our CEO and 70% of the target compensation opportunities for our other NEOs were variable or “at-risk”, as illustrated in the following pie charts.

2022 NEO TARGET TOTAL DIRECT COMPENSATION
CEO	Other NEOs

■ Base Salary ■ Long Term Performance-Based Incentive (2)	■ Annual Performance-Based Cash Incentive(1) □ Long-Term Time-Vesting Incentive (3)
(1)
For annual cash incentive amounts earned in 2022, portions of the value earned by our CEO and other NEOs (ranging from 25% to 100%) will be settled in RSUs that vest one year from the date of grant, in lieu of cash.
(2)
Awards of long-term performance-based cash for our CEO and other NEOs.
(3)
Awards of TETRA RSUs for our CEO and other NEOs.

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III. ROLES AND PROCESSES

Role of Committee. The Committee determines our overall compensation philosophy, sets the compensation of our CEO, approves the compensation of our NEOs, and oversees the compensation of the other members of Senior Management. In making compensation decisions, the Committee considers all of the following factors:

•
our financial and operational results;
•
our strategic goals and accomplishments;
•
alignment of compensation opportunities with the interests of our stockholders;
•
the performance and potential of our CEO and other members of Senior Management;
•
compensation paid by companies in our compensation peer group;
•
compensation data from available industry surveys for executive officers with similar positions and with roles and responsibilities similar to our Senior Management;
•
market data and analysis and recommendations provided by any compensation consultant engaged by the Committee;
•
overall compensation paid to our CEO and members of Senior Management in previous years, including the value of equity-based compensation;
•
the recommendations of our CEO with respect to specific compensation matters, including changes in compensation for our Senior Management;
•
the retention value of long-term compensation plans;
•
alignment of our overall compensation program with our policies and strategies related to human capital management, including diversity, equity, and inclusion; and
•
exogenous macroeconomic factors such as the COVID-19 pandemic.

The Committee has the authority to retain compensation consultants, outside counsel, or other advisors to assist the Committee in the discharge of its duties. In any given year, the Committee bases its decision on whether to retain a compensation consultant on factors including prevailing market conditions, regulatory changes governing executive compensation, and the quality of any other relevant data that may be available. If a compensation consultant is engaged, the Chairman of the Committee maintains a direct line of communication with the consultant and arranges meetings with the consultant that may include other members of the Committee and/or the CEO and certain members of Senior Management. The Committee, and/or its Chairman, also periodically meets with the compensation consultant independently of management. Through this communication with the Chairman of the Committee, the consultant reports to, and acts at the direction of, the Committee. Although our CEO and certain members of Senior Management may receive the consultant’s reports and data, the Committee retains and exercises sole control and authority over the compensation consultant.

Role of CEO. Our CEO makes recommendations to the Committee with regard to salary, including any adjustments, and the annual and long-term incentives available to our Senior Management, excluding himself. His recommendations are based on factors such as his judgment and experience, available market data, and his evaluation of individual performance and contribution. In the Committee’s review of the changes in compensation recommended by the CEO, the Committee considers the CEO’s evaluations of and recommendations for each member of Senior Management as well as its own evaluations of Senior Management and the input and analysis of the Committee’s compensation consultant. In conjunction with our CEO, the Committee reviews the compensation of our Senior Management other than our CEO. Subsequently, the Committee, in executive session, establishes the compensation for our CEO.

Role of Compensation Consultant. In August of 2019, the Committee retained the services of Meridian Compensation Partners (“Meridian”), a provider of executive compensation consulting and corporate governance services to over 700 major publicly traded and privately held corporations. Before engaging Meridian, the

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COMPENSATION DISCUSSION & ANALYSIS

Committee confirmed that Meridian did not have business or personal relationship with any of our executive officers or any member of the Committee, and that Meridian had procedures in place to prevent conflicts of interest. The Committee discussed these considerations and concluded that there were no conflicts of interest with respect to the compensation consulting services provided by Meridian. The Committee continues to consider these matters, as they relate to Meridian, on an ongoing basis.

Peer Group. In order to ensure the competitiveness of our compensation program, which is a critical factor in our ability to attract and retain high-caliber executive talent, the Committee periodically reviews compensation paid by other companies in the oilfield services industry. For 2022, the Committee, with the assistance of Meridian, adopted separate peer groups for our evaluation of Senior Management compensation (our “compensation peer group”) and our relative total stockholder return ("RTSR") performance measure under our long-term incentive awards (our “performance peer group”). Each peer group is reviewed by the Committee on an annual basis to ensure that we maintain appropriate comparator companies.

Compensation Peer Group

Criteria for selecting companies to be included in the compensation peer group include similarity of business characteristics and competition with us in terms of the customers we serve, our belief that we compete with them for executive talent, and overall comparability in terms of size (as measured by revenue and enterprise value).

In December of 2021, with the assistance of Meridian, the Committee adopted the following peer group to be used for the purpose of making appropriate peer comparisons for the Committee’s evaluation of our 2022 compensation program, including pay mix, prevalence of long-term incentive vehicles, and pay-for-performance plans:

Compensation Peer Group Used to identify and compare executive pay practices

Patterson-UTI Energy, Inc.

U.S. Silica Holdings, Inc.

National Energy Services Reunited

Precision Drilling Corporation

RPC, Inc.

Newpark Resources, Inc.

Ranger Energy Services, Inc.

Flotek Industries, Inc.

Mammoth Energy Services, Inc.

Oil States International, Inc. Select Energy Services, Inc. Forum Energy Technologies, Inc. Core Laboratories N.V. Expro Group Holdings N.V. Tidewater Inc. Nine Energy Service, Inc. U.S. Well Services, Inc.

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COMPENSATION DISCUSSION & ANALYSIS

Performance Peer Group

Also in December of 2021, with the assistance of Meridian, the Committee developed a performance peer group to measure our RTSR under our long-term incentive awards. The performance peer group is comprised of companies that directly compete with us in terms of one or more of the products or services we offer or the customers we serve. The following performance peer group was adopted by the Committee in anticipation of their approval of the long-term incentive compensation awards (including long-term cash incentive compensation awards and cash-denominated performance stock units) for the period of January 1, 2022 through December 31, 2024:

Performance Peer Group Used to evaluate our RTSR performance under long-term performance-based incentive awards	Expro Group Holdings N.V. Patterson-UTI Energy, Inc. Precision Drilling Corporation RPC, Inc. Oil States International, Inc. Newpark Resources, Inc.	Select Energy Services, Inc. Forum Energy Technologies, Inc. Nine Energy Service, Inc. U.S. Well Services, Inc. Flotek Industries, Inc.

The Role of Market Data. While the Committee does consider our peer group’s practices in establishing compensation opportunities, it does not specifically benchmark the values of base salaries, annual incentives, or long-term incentives relative to that peer group or any survey data. Rather, the Committee periodically reviews the overall compensation offered by the members of our peer group in order to ensure that our compensation program remains competitive. Although we review both target compensation and actual compensation paid, our focus is on target compensation, including the target amount of annual and long-term award opportunities, as it provides the best indication of competitive compensation levels for our Senior Management.

The market data is also used to gauge industry practices regarding the structure and mechanics of annual and long-term incentive plans.

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COMPENSATION DISCUSSION & ANALYSIS

IV. COMPENSATION ELEMENTS

We strongly believe that Senior Management should be compensated with a package that includes the following four elements:

Element	Purpose	Key Features	Changes for 2022
Base salary	Fixed base pay to competitively compensate executives for their roles at TETRA
•
The Committee periodically reviews relevant market data to ensure our salary program is competitive
•
Salary may be adjusted for performance, expansion of duties and responsibility, and changes in market salary levels
•
When considering salary adjustments, the Committee reviews corporate performance goals, individual performance and potential, and our CEO’s specific compensation recommendations (except with regard to his own salary)
• Base salaries for our CEO and other NEOs were increased in May of 2022 in connection with broad-based company-wide merit increases.
Annual cash incentives	Drive achievement of specific annual performance objectives
•
Target award opportunities are a percentage of base salary
•
A threshold, target, and stretch performance objective is established for each award opportunity
•
The majority (80%) of short-term incentive is tied to absolute financial measures
•
2022 measures: Division/Business Unit/Region Earnings before Interest, Tax, Depreciation, and Amortization (EBITDA), Individual Performance Objectives (IPOs), and Sustainability (Health, Safety and Environment)
•
Actual payout can range from 0-200% of target

•
For 2022, the weight of the absolute financial performance measure was increased from 75% (in 2021) to 80%. In addition, portions of the amounts earned by our CEO and other NEOs will be settled in RSUs that vest one year from the date of grant, in lieu of cash.

Long-term cash and equity incentives	Encourage executives to create long-term value for stockholders
•
Granted as a combination of time-based TETRA RSUs and performance-based cash awards; mix provides increased retention value and rewards participants for both improved financial results and improved relative TETRA stock price performance
•
25% of 2022 LTI Award: Long-Term Performance-Based Cash

− 3-year performance period

− Payout range of 0% - 200% of target

− Performance based on pre-established metrics:

50% - Relative Total Stockholder Return (RTSR)

50% - Return on Net Capital Employed (RONCE) (EBIT)

•
25% of 2022 LTI Award: Long-Term Performance-Based Cash

− 3-year performance period

− Payout range of 0% - 200% of target

− Performance based on the above LTI Cash performance metrics and modified (up or down) by the appreciation (or depreciation) in the market price for our stock from the date of grant to the end of the 3-year performance period

•
50% of 2022 LTI Award: RSUs

− Vests in installments over 3-year period

− Ultimate value is dependent on stock price

− TETRA RSUs provide full-value shares to our Senior Management, which is key to retention and alignment with our stockholders

• The addition of a stock price performance metric to certain LTI Awards further increases alignment with our stockholders by simulating stockholder returns over the period of the award.
Employee benefits	Provide industry-standard benefits so executives can successfully execute their roles and maintain their well-being	• Benefit options offered to our executives are the same as other employees • Retirement plans include 401(k) and deferred compensation

Our utilization of each of these elements in our 2022 compensation program is discussed in detail below.

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Base Salary

In May of 2022, in connection with broad-based merit increases for more than 80% of our global employees, the base salary of each of our NEOs was increased. Prior to May of 2022, base salaries had not been increased for a large majority of our employees, including our Senior Management, since May of 2019. In determining the amounts of increases for our CEO and other Senior Management, the Committee considered scope of responsibility and the CEOs evaluation of individual performance (other than his own individual performance). While the Committee did review base salaries for comparable positions offered by members of our compensation peer group, it did not specifically benchmark against the values of those base salaries. The table below shows the base salary for each of our NEOs as of December 31, 2021, and the increased base salary effective May 7, 2022:

Name	Title	Base Salary Effective Dec, 31, 2021	Base Salary as of May 7, 2022
Brady M. Murphy	President & Chief Executive Officer	$630,000	$660,000
Elijio V. Serrano	Sr. Vice President & Chief Financial Officer	405,000	420,000
Matthew J. Sanderson	Executive Vice President & Chief Commercial Officer	415,000	432,000
Timothy C. Moeller	Sr. Vice President	380,000	415,000
Richard D. O'Brien	Vice President - Finance & Controller	300,000	310,000

Following such increases, in September of 2022 Mr. Sanderson was promoted to the positions of Executive Vice President of Business Development & Technology, and Chief Commercial Officer. In connection with this promotion, Mr. Sanderson’s annual base salary was increased from $432,000 to $440,000.

Annual Cash Incentives

As part of its annual review of Senior Management compensation, the Committee reviews a preliminary estimate of the aggregate amount of annual cash incentive compensation that may be awarded under our Cash Incentive Compensation Plan (CICP) in the following year and discusses the overall effectiveness of the plan in furthering our compensation philosophy.

In September of 2022, in connection with Mr. Sanderson’s promotion to the positions of Executive Vice President of Business Development & Technology, and Chief Commercial Officer, the Committee increased the annual performance-based cash incentive opportunity for Mr. Sanderson to 80% of his annual base salary (from 70%).

The following table sets forth the annual cash incentive opportunities for the 2022 plan year, shown as a percentage of annual base salary, for our CEO and each of our other NEOs. Annual cash incentive opportunities are capped at the “stretch” percentage of base salary for each NEO, which is equal to 200% of each NEO’s target incentive opportunity. The target annual cash incentive opportunity for each NEO is based on his final 2022 base salary.

	Threshold % of Base Salary (0% of Target Award)	Target Annual Incentive Award as % of Base Salary	Stretch % of Base Salary (200% of Target Award)
Brady M. Murphy	0.0%	125.0%	250.0%
Elijio V. Serrano	0.0%	100.0%	200.0%
Matthew J. Sanderson	0.0%	80.0%	160.0%
Timothy C. Moeller	0.0%	70.0%	140.0%
Richard D. O'Brien	0.0%	60.0%	120.0%

The following table sets forth the performance measures and target performance objectives approved by the Committee for each of our NEOs for the 2022 plan year under the CICP, and the business consideration underlying each performance measure. Please refer to Appendix A of this Proxy Statement for reconciliations of non-GAAP financial measures.

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Performance Measure	Target Performance Objective	Weight of Performance Objective	Business Consideration
Aggregate Division Adjusted EBITDA (Determined based on the sum of Division Adjusted EBITDA results, adjusted to include an allocation of Corporate EBITDA)	$60.1 million at target (applicable to Messrs. Murphy, Serrano, and O’Brien for the full year, and to Mr. Sanderson for the portion of the year following his promotion to Executive VP)	80%

The Aggregate Division Adjusted EBITDA performance measure applies only to Corporate participants and ensures focus on the financial outcome of day-to-day and long-term operating decisions that impact the overall profitability of our businesses, including:

•
Ensuring that day-to-day spending is tightly managed and aligned with our annual operating budget, and that operational plans and projects (including acquisitions) are quickly integrated in order to maximize efficiencies.
•
Prioritizing projects across the organization to elevate focus on those that have the greatest potential return on investment.
•
Driving cross-functional alignment among product lines and geographies to capture incremental improvements in productivity.

Division Adjusted EBITDA for: Completion Fluids & Products, and Water & Flowback Services	Completion Fluids & Products: $63.1 million at target Water & Flowback Services: $30.7 million at target (the sum of the two targets is applicable to Mr. Moeller for the full year, and to Mr. Sanderson for the portion of the year prior to his promotion to Executive VP)	80%

Our NEOs impact line-of-sight Division Adjusted EBITDA by:

•
Ensuring differentiation of service quality and depth of service, which position us to manage pricing through market cycles and pursue and maintain relationships with the most profitable customers.
•
Driving reductions in our cost to deliver services, through robust cost controls, automation, and new technologies.
•
Managing external relationships, including strong marketing efforts to spearhead our introduction to new geographies and customers.
•
Fostering innovation to develop new products and technologies that expand our customer base.
•
Supporting integration of our service offerings, to broaden the scope of products and services we offer to new and existing customers.

Individual Performance Objectives (“IPOs”)		20%

IPOs provide an opportunity for each NEO to earn incentive compensation based on their personal or team performance compared to established target objectives reviewed by the Committee at the beginning of the plan year. We believe that IPOs are a critical component of the plan structure, as they drive performance related to specific strategic objectives and line-of-sight goals.

Sustainability (Safety)		Up to 10% negative modifier	Safety is a negative modifier that may reduce payments earned under other performance metrics if health, safety, and environmental results are deemed to be unsatisfactory.

Actual results for the Aggregate Division Adjusted EBITDA and Division Adjusted EBITDA performance measures had to exceed a minimum threshold level of 60% of the established target performance objectives for any portion of awards based on those measures to be earned. A threshold payment level of 0% corresponds to the threshold performance level of 60% for each such performance objective and a maximum payment level of 200% corresponds to the stretch performance level of 140% for each such performance objective. For actual results that fall between threshold and stretch, straight line interpolation is used to determine the earned amount of the award.

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Performance and Payout Levels for Aggregate Division Adjusted EBITDA and Division Adjusted EBITDA Performance Measures
Performance Level	Performance, as a Percentage of each Target Performance Objective	Weighted Portion of Target Annual Incentive Award that may be Earned
Threshold	60%	0%
Target	100%	80%
Stretch	140%	160%

The following table shows the target performance objective and actual 2022 result for each performance measure applicable to our NEOs, as well as the IPOs that were reviewed and approved by the Committee for each of our NEOs for the 2022 plan year.

Performance Measure	Target Performance Objective	Result of 2022 Performance Period
Aggregate Division Adjusted EBITDA	$60.1 million	$75.6 million (125.8% of target)
Division Adjusted EBITDA, Completion Fluids & Products	$63.1 million	$68.1 million (108.0% 0f target)
Division Adjusted EBITDA, Water & Flowback Services	$30.7 million	$43.4 million (141.3% of target)

IPOs	NEO to Which Each IPO Applies
	Mr. Murphy	Mr. Serrano	Mr. Sanderson	Mr. Moeller	Mr. O’Brien

Achieve a 70% improvement in Water & Flowback Services margins compared to 2021; achieve 20% growth in international market and $9.5M of free cash flow; achieve a 7% reduction in corporate selling, general and administrative costs as a percentage of revenue.

	X	X	X	X	X

Maintain overall driving scores at or above 90% and chargeable vehicle incident rate ("CVIR") below 0.5; improve total recordable incident rate ("TRIR") a minimum of 6% compared to 2021; reduce the number of environmental incidents by 15% vs 2021.

	X	X	X	X	X

Ensure execution of key employee development plans; retain at least 90% of identified key employees; make meaningful progress toward diversity and inclusion objectives and attain 100% manager participation in unconscious bias training.

	X	X	X	X
Continue to progress long-term strategies, including development of low carbon and desalinization projects.	X	X	X	X
Overall 2022 IPO Performance Rating	Exceeds Expectations	Exceeds Expectations	Exceeds Expectations	Exceeds Expectations	Exceeds Expectations

Under the annual cash incentive awards for 2022, safety is a negative modifier that may reduce payments earned under other performance metrics if a trailing indicator (TRIR) and a leading indicator (Average Driver Score) are not

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COMPENSATION DISCUSSION & ANALYSIS

attained. Although our safety performance during 2022 reflected an overall improvement compared to 2021, certain of our operating segments did not attain their TRIR targets. Accordingly, the Committee determined that a 5% safety deduction would be applied to earned amounts of the 2022 annual cash incentive for Messrs. Murphy, Serrano, Sanderson, and O’Brien. The operating segments under Mr. Moeller’s supervision attained their target TRIR and target Average Driver Score for 2022; therefore, the safety deduction was not applied to Mr. Moeller.

The following table shows the weight of each performance measure, the percentage of the award deemed to have been earned based on the performance criteria discussed above and 2022 results, and the amount of the award opportunity earned related to each performance measure.

	Target Amount of 2022 Award Opportunity	Weight of Financial Performance Measure	Weighted % of Financial Performance Measure Earned	Weight of IPOs	Weighted % of IPOs Earned	Safety Deduction	Total Amount of 2022 Award Earned(1)
Brady M. Murphy	$825,000	80.0%	131.5%	20.0%	17.5%	$(61,459)	$1,167,720
Elijio V. Serrano	420,000	80.0%	131.5%	20.0%	16.0%	(30,973)	588,491
Matthew J. Sanderson	352,000	80.0%	122.2%	20.0%	16.0%	(24,319)	462,056
Timothy C. Moeller	290,500	80.0%	117.8%	20.0%	16.0%	-	388,660
Richard D. O'Brien	186,000	80.0%	131.5%	20.0%	16.0%	(13,717)	260,617
(1)
Each of our NEOs elected to receive a significant portion of the earned amounts of the 2022 awards (ranging from 25% to 100%) in the form of RSUs that vest one-year from the date of grant, subject to continued service through such date, in lieu of cash. The number of RSUs granted to each NEO was determined by dividing the dollar amount of the portion of the earned award paid in RSUs by the closing market price for our stock on the date of grant, rounded up to the nearest whole share. The table below shows the portion of the earned amount of each award paid in cash and the portion of the earned amount of each award settled in RSUs.

	Total Amount of 2022 Award Earned	Portion of Award Paid in Cash	Portion of Award Paid in RSUs	Number of RSUs Granted
Brady M. Murphy	$1,167,720	0.0%	100.0%	335,552
Elijio V. Serrano	588,491	0.0%	100.0%	169,107
Matthew J. Sanderson	462,056	50.0%	50.0%	66,388
Timothy C. Moeller	388,660	75.0%	25.0%	27,921
Richard D. O'Brien	260,617	75.0%	25.0%	18,723

Long-Term Incentives

2022 Awards of Long-Term Incentives. Target values of awards of long-term incentives granted to our NEOs in 2022 consist 50% of TETRA RSUs, 25% of long-term performance-based cash, and 25% of long-term performance-based cash that is modified based on stock-price. In establishing the structure of these awards, the Committee considered the following factors: the similar retention value provided by long-term awards of equity and cash; their desire to ensure that a minimum of 50% of the target values of long-term awards would be at-risk, based on achievement of specific long-term financial and other performance objectives; and, the need to conserve the number of stockholder approved equity awards available under our equity plan.

The following table summarizes the 2022 awards of long-term incentives to each of our NEOs:

	Target Value of TETRA Restricted Stock Units(1)	Target Value of Long-Term Performance-Based Cash	Target Value of Long-Term Performance-Based Cash with Stock Price Modification	Total Target Long-Term Award Value(1)
Brady M. Murphy	$1,350,000	$675,000	$675,000	$2,700,000
Elijio V. Serrano	500,000	250,000	$250,000	1,000,000
Matthew J. Sanderson	312,500	156,250	$156,250	625,000
Timothy C. Moeller	300,000	150,000	$150,000	600,000
Richard D. O'Brien	95,863	47,932	$47,932	191,727

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(1)
The values of TETRA RSUs and the Total Long-Term Award Values in the table above reflect the values targeted by the Committee when granting these awards. The numbers of TETRA RSUs awarded are determined using 20-day average closing market prices through the day prior to the award date. For actual grant date values of the number of TETRA RSUs awarded, refer to the Summary Compensation Table.

The Committee has historically approved awards of long-term incentives on an annual basis, in February of each calendar year, following their review of prior calendar year performance. The Committee approved annual awards of TETRA RSUs under the TETRA First Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”) to each of our NEOs on February 21, 2022. One-third of the RSUs vest on the first anniversary of the grant date, and a one-sixth portion of the RSUs will vest every six months until fully vested.

Also on February 21, 2022, the Committee established performance measures and performance objectives applicable to the long-term performance-based cash awards granted to our NEOs. Such awards were granted under the CICP for the three-year performance period ending on December 31, 2024. The performance measures and the relative weights of each such performance measure for these long-term cash incentive awards are:

Performance Measures Applicable to Awards of Long-Term Performance-Based Cash	Performance Measures Applicable to Awards of Long-Term Performance-Based Cash with Stock Price Modification

(i) TETRA’s RONCE (EBIT) for each year in the three-year period ending December 31, 2024, weighted 50%

(ii) Total stockholder return relative to our performance peer group for the three-year period ending December 31, 2024, weighted 50%

(i) TETRA’s RONCE (EBIT) for each year in the three-year period ending December 31, 2024, weighted 50%

(ii) Total stockholder return relative to our performance peer group for the three-year period ending December 31, 2024, weighted 50%

(iii) Amounts earned based on (i) and (ii) above will be modified (up or down) based on the appreciation (or depreciation) of the market price for our stock from the date of grant through December 31, 2024

Our RONCE (EBIT) performance measure is defined as earnings before interest and tax (EBIT), divided by the average of current year and last year net capital employed. Net capital employed is defined as total assets minus cash, minus current liabilities, plus current debt. The Committee utilized the RONCE (EBIT) performance measure for these long-term incentive awards in order to focus our NEOs on the creation of sustainable stockholder value. Please refer to Appendix A in this Proxy Statement for reconciliations of non-GAAP financial measures.

In addition, a cap of 100% of the target award will be imposed on the portions of the long-term performance-based cash awards based on RTSR if our absolute TSR over the three-year performance period is negative. The Committee believes that this provision promotes better alignment with the financial outcomes experienced by our long-term stockholders.

On an annual basis, with the assistance of its compensation consultant, the Committee develops a performance peer group that is used to measure our RTSR under our long-term incentive awards. The performance peer group is comprised of companies that directly compete with us in terms of one or more of the products and services we offer or the customers and geographies we serve. The following peer group was adopted by the Committee in

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COMPENSATION DISCUSSION & ANALYSIS

December of 2021 in anticipation of their approval of long-term performance-based cash awards for the performance period of January 1, 2022 through December 31, 2024:

Performance Peer Group Used to evaluate our RTSR performance under long-term performance-based incentive awards	Expro Group Holdings N.V. Patterson-UTI Energy, Inc. Precision Drilling Corporation RPC, Inc. Oil States International, Inc. Newpark Resources, Inc.	Select Energy Services, Inc. Forum Energy Technologies, Inc. Nine Energy Service, Inc. U.S. Well Services, Inc. Flotek Industries, Inc.

For each performance measure, the following performance objectives and payment levels have been established by the Committee. If actual results fall between these established performance levels, straight line interpolation will be used to determine earned amounts of the awards:

•
For TETRA's RONCE (EBIT), the threshold performance level is 80% of the target performance objective and corresponds to a 30% payment level; no portion of the award may be earned for results below the threshold performance level. The stretch performance level is 125% of the target performance objective and corresponds to a 150% payment level, and the over-achievement performance level is 150% of the target performance objective and corresponds to a 200% payment level.
•
For total stockholder return relative to our peer group for the three-year period ending December 31, 2024, the threshold performance level is a 25th percentile ranking relative to the peer group, which corresponds to a 0% payment level; no portion of the award may be earned for results below the threshold performance level. The stretch performance level is a 75th percentile ranking relative to the peer group, which corresponds to a 200% payment level as shown in the following table:

2022 Long-Term Performance-Based Cash Incentives: TSR vs. Peer Group
Performance Level	Target Performance Objective	Portion of Target Award Vested
Threshold	25th %tile	0%
Target	50th %tile	100%
Stretch	75th %tile	200%

The amounts of the awards that may be earned by a participant at the end of the three-year performance period will be based on our attainment of these performance objectives, subject to the discretion of the Committee.

Payment of Long-Term Performance-Based Cash Incentives Granted in 2020. In February of 2020, the Committee established performance measures and performance objectives applicable to long-term cash incentive awards granted to our NEOs under the CICP for the three-year performance period ending on December 31, 2022. The performance measures for these long-term incentive awards were: TETRA’s RONCE (EBIT) for each year within the three-year period ended December 31, 2022; and total stockholder return relative to our performance peer group for the three-year period ending December 31, 2022.

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COMPENSATION DISCUSSION & ANALYSIS

Payments Earned Under 2020 Relative TSR Performance Measure

The following performance peer group was adopted by the Committee in 2020 in connection with their approval of the long-term cash incentive compensation awards based on RTSR for the performance period of January 1, 2020 through December 31, 2022:

Performance Peer Group Used to evaluate our RTSR performance under long-term performance-based incentive awards	Archrock, Inc. CES Energy Solutions Corp. Dril-Quip, Inc. Forum Energy Technologies, Inc. FTS International, Inc. Hunting PLC	Natural Gas Services Group, Inc. Newpark Resources, Inc. Oil States International, Inc. Select Energy Services, Inc. Solaris Oilfield Infrastructure USA Compression Partners, LP

For the RTSR performance measure, a threshold, target, and stretch performance objective was established by the Committee. The following table provides the specific performance objectives established by the Committee for the RTSR performance measure and the portion of the target amount of the award that would be earned at each level of performance:

2020 Long-Term Performance-Based Cash Incentives: TSR vs. Peer Group
Performance Level	Target Performance Objective	Portion of Target Award Vested
Threshold	25th %tile	0%
Target	50th %tile	100%
Stretch	75th %tile	200%

Based on an analysis of our results for the performance period ended December 31, 2022, the Committee determined that our total stockholder return placed us at the 96th percentile of the applicable peer group, above the stretch performance level. In addition, our absolute TSR for the period was 110.24%, and we were one of only three companies in our peer group to achieve a positive TSR for the period of January 1, 2020 through December 31, 2022. Accordingly, the Committee determined that 200% of the RTSR portion of the 2020 award had been earned, and approved payment of the following earned portions of the 2020 awards based on RTSR:

	Target Value of 2020 Long-Term Cash Incentive Award based on RTSR	Amount Earned as of December 31, 2022	% of Target Award Opportunity Earned
Brady M. Murphy	$662,500	$1,325,000	200.0%
Elijio V. Serrano	$262,500	$525,000	200.0%
Matthew J. Sanderson	$156,250	$312,500	200.0%
Timothy C. Moeller	$62,500	$125,000	200.0%
Richard D. O'Brien	$75,000	$150,000	200.0%

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COMPENSATION DISCUSSION & ANALYSIS

Payments Earned Under 2020 RONCE (EBIT) Performance Measure

The following table provides the specific performance objectives established by the Committee for the RONCE (EBIT) performance measure and the portion of the target amount of the award that would be earned at each level of performance, as well as the actual RONCE (EBIT) results attained for each year in the performance period:

2020 Long-Term Performance-Based Cash Incentives: RONCE (EBIT)
Weighting of Each Year's Performance in Calculating Total Payout	4.1%	39.0%	56.9%
	Target Performance Objectives			Unweighted Portion of
Performance Level	Year 1	Year 2	Year 3	Target Award Vested
Threshold	0.4%	4.6%	8.9%	30%
Target	0.5%	5.7%	11.1%	100%
Stretch	0.6%	7.1%	13.9%	150%
OA	0.8%	8.6%	16.7%	200%
	Actual RONCE (EBIT) Results			Aggregate Portion of
	Year 1	Year 2	Year 3	Target Award Earned
	1.2%	4.4%	13.4%	89.2%

The Committee determined that our RONCE (EBIT) results for the three-year performance period were as follows: 1.2% in year 1 (236.0% of target); 4.4% in year 2 (77.5% of target); and, 13.4% in year 3 (121.2% of target), as shown in the table above. Accordingly, 200% of the portion of the award based on year 1 was earned, and 142.3% of the portion of the award based on year 3 was earned. The following table shows the aggregate amounts of the 2020 long-term performance-based cash awards based on the RONCE (EBIT) performance measure that were earned by each NEO:

	Target Value of 2020 Long-Term Cash Incentive Award based on RONCE (EBIT)	Amount Earned as of December 31, 2022	% of Target Award Opportunity Earned
Brady M. Murphy	$662,500	$590,891	89.2%
Elijio V. Serrano	$262,500	$234,127	89.2%
Matthew J. Sanderson	$156,250	$139,361	89.2%
Timothy C. Moeller	$62,500	$55,744	89.2%
Richard D. O'Brien	$75,000	$66,893	89.2%

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Retirement, Health, and Welfare Benefits

We offer a variety of health and welfare benefits to all eligible employees. Members of Senior Management are generally eligible for the same benefit programs on the same basis as the broad-base of our employees. Our health and welfare programs are intended to protect employees against catastrophic loss and to encourage a healthy lifestyle. These health and welfare programs include medical, wellness, pharmacy, dental, life insurance, short-term and long-term disability insurance, and insurance against accidental death and disability.

401(k) Plan. We offer a 401(k) program that is intended to supplement a participant’s personal savings and social security benefits. Under our 401(k) Retirement Plan (the “401(k) Plan”), eligible employees may contribute on a pretax basis up to 70% of their compensation, subject to an annual maximum dollar amount established under the Code. We generally make a matching contribution under the 401(k) Plan equal to 50% of the first 8% of annual compensation the participant contributes to the 401(k) Plan. Matching contributions under the 401(k) Plan were suspended from April of 2020 through October of 2021 in connection with cost reduction actions taken in response to the global COVID-19 pandemic. As of December 31, 2022, approximately 88% of all eligible employees were participating in the 401(k) Plan. All employees (other than nonresident aliens) who have reached the age of eighteen are eligible to participate in the 401(K) Plan beginning on the first day of the month following their completion of 30 days of service with us.

Nonqualified Deferred Compensation Plan. We provide our Senior Management, directors, and certain other key employees with the opportunity to participate in the Executive Nonqualified Excess Plan, an unfunded, deferred compensation program. There were 13 participants in the program at December 31, 2022 (none of our current NEOs participate in this plan). Under the program, participants may defer a specified portion of their annual total cash compensation, including salary and performance-based cash incentive compensation, subject to certain established minimums. The amounts deferred may increase or decrease depending on the deemed investment elections selected by the participant from among various hypothetical investment election options. Deferral contributions and earnings credited to such contributions are 100% vested and may be distributed in cash at a time selected by the participant and irrevocably designated on the participant’s deferral form. In-service distributions may not be withdrawn until two years following the participant’s initial enrollment. Notwithstanding the participant’s deferral election, the participant will receive distribution of his deferral account if the participant becomes disabled or dies, or upon a change in control.

Perquisites

Perquisites (“perks”) are not a material component of our executive compensation. In general, NEOs are not compensated for and do not receive reimbursements for meals, airline and travel costs other than those costs allowed for all employees, or for tickets to sporting events or entertainment events, unless such tickets are used for business purposes. Further, our NEOs do not receive compensation or reimbursements for hunting and fishing camp costs or home security expenses. During 2022, no NEO received any compensation for or reimbursement of any of the foregoing costs or expenses incurred for non-business purposes.

Clawback Policy

In 2018, the Committee adopted the Executive Incentive Compensation Recoupment Policy, or Clawback Policy. This policy covers recoupment of certain incentive compensation paid to certain of our officers, including each of our NEOs. Incentive compensation includes any performance bonuses or incentive awards, including short and long-term incentive bonuses (in cash or otherwise) and all forms of equity-based awards that are granted, earned or vested under any TETRA plan, arrangement or agreement based wholly or in part on the attainment of a financial reporting measure. The policy provides a mechanism to recoup incentive compensation in the event we are required to prepare a restatement of our previously issued financial statements to correct one or more errors that are material to those financial statements (other than to comply with changes in applicable accounting principles or to reflect retrospective reclassification or adjustment in accordance with applicable SEC rules and regulations) due to our material noncompliance with any financial requirement under the federal securities laws or in the event that

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COMPENSATION DISCUSSION & ANALYSIS

our Board of Directors concludes that a covered officer engaged in misconduct that caused significant financial or reputational harm to us but did not cause the need for a restatement of our financial statements. We intend to amend our policy to comply with the new SEC rules once NYSE has updated its listing standards.

Severance Plan and Termination Payments

With the exception of the Change of Control Agreements described below, we do not have a defined severance plan for, or any agreement with, any Named Executive Officer that would require us to make any termination payments.

Employment Agreements

We have previously entered into employment agreements with Messrs. Murphy, Serrano, Sanderson, Moeller, and O’Brien that are substantially identical to the form of agreement executed by most of our employees. Each agreement evidences the at-will nature of employment and does not guarantee the term of employment, which is entirely at the discretion of the Board of Directors, or otherwise set forth the salary and other compensation of the NEOs, which is established in accordance with the procedures described above.

Double Trigger Change of Control Agreements

We have entered into change of control agreements ("COC Agreements") with each of our current NEOs and certain other members of our Senior Management. Each COC Agreement has an initial two-year term, with an automatic one-year extension on the second anniversary of the effective date (or any anniversary date thereafter) unless a cancellation notice is given at least 90 days prior to the expiration of the then applicable term. Under the COC Agreements, we have an obligation to provide certain benefits to each NEO upon a qualifying termination event that occurs in connection with or within two years following a “change of control” of TETRA. A qualifying termination event under the COC Agreements includes termination of the NEO’s employment by us other than for Cause (as that term is defined in the COC Agreements) or termination by the NEO for Good Reason (as that term is defined in the COC Agreements). For an overview of the specific terms and conditions of the NEOs' COC Agreements, please read the section titled "Potential Payments upon a Change of Control or Termination" below.

Indemnification Agreements

Each of our current directors and NEOs has executed an indemnification agreement that provides that we will indemnify these directors and officers to the fullest extent permitted by our Restated Certificate of Incorporation, Amended and Restated Bylaws and applicable law. The indemnification agreement also provides that our directors and officers will be entitled to the advancement of fees as permitted by applicable law, and sets out the procedures required for determining entitlement to and obtaining indemnification and expense advancement. In addition, our charter documents provide that each of our directors and officers and any person serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise is indemnified to the fullest extent permitted by law in connection with any threatened, pending, or completed action, suit, or proceeding (including civil, criminal, administrative, or investigative proceedings) arising out of or in connection with his or her services to us or to another corporation, partnership, joint venture, trust, or other enterprise, at our request. We purchase and maintain insurance on behalf of any person who is a director or officer of the aforementioned corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as an officer or director.

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Stock Ownership Guidelines

Our Board of Directors has adopted a policy regarding stock ownership guidelines for our directors and executive officers. The stock ownership guidelines provided under the policy are intended to align the interests of our directors and executive officers with the interests of our stockholders. Under this policy, our executive officers must hold shares of our common stock equal to a multiple, based upon position, of their base salary. The multiples applicable to our executive officers are as follows:

•
Chief Executive Officer, five-times base salary;
•
Chief Financial Officer, two-times base salary;
•
Executive Vice Presidents, two-times base salary; and,
•
Senior Vice Presidents, General Counsel, and Vice Presidents, one-times base salary.

Newly elected officers and directors have five years from the date of appointment to achieve compliance with the policy. As of the date of this report, subject to the transition period described above, all officers and directors are in compliance with the policy.

Tax and Accounting Implications of Executive Compensation

Under Section 162(m) of the Code, publicly held corporations generally may not take a tax deduction for compensation paid in excess of $1,000,000 in a year with respect to the corporation’s chief executive officer and other named executive officers.

We may from time-to-time pay compensation to our executive officers that may not be deductible, including payments made under our CICP, discretionary bonuses, and other types of compensation outside of our plans. Although tax deductibility is one of the factors we consider in the design of our compensation plans and programs, we believe that our interests are best served by providing competitive compensation opportunities to our NEOs and other members of Senior Management, even if that results in the non-deductibility of certain amounts under the Code.

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COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE REPORT

The Human Capital Management and Compensation Committee met five times during the year ended December 31, 2022. The Human Capital Management and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon the review and discussions described above, the Human Capital Management and Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement to be delivered to stockholders.

Submitted by the Human Capital Management and Compensation Committee of the Board of Directors,

Thomas R. Bates, Jr., Chairman

Sharon B. McGee

Shawn D. Williams

This report of the Human Capital Management and Compensation Committee shall not be deemed “soliciting material” or be “filed” with the SEC subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

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COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation

The following table sets forth the compensation earned by (i) our Chief Executive Officer (“Principal Executive Officer”), (ii) our Chief Financial Officer (“Principal Financial Officer”), and (iii) each of our other three most highly compensated executive officers (each a “Named Executive Officer”), for the fiscal year ended December 31, 2022.

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
		($)	($)	($)	($)	($)	($)	($)
Brady M. Murphy	2022	$649,615	$-	$1,275,156	$-	$3,083,611	$6,100	$5,014,482
President & CEO	2021	589,615	-	1,975,810	-	1,680,798	7,703	4,253,926
	2020	624,615	-	1,286,609	-	-	4,308	1,915,532
Elijio V. Serrano	2022	$414,808	$-	$472,280	$-	$1,347,618	$9,750	$2,244,456
Sr. Vice President & CFO	2021	379,038	-	856,683	-	933,777	3,584	2,173,082
	2020	401,538	-	509,790	-	96,520	4,154	1,012,002
Matthew J. Sanderson	2022	$428,700	$-	$295,176	$-	$913,917	$10,250	$1,648,043
Sr. Vice President	2021	367,115	-	489,614	-	753,587	-	1,610,316
	2020	370,308	-	299,832	-	50,800	5,108	726,048
Timothy C. Moeller	2022	$402,885	$-	$283,369	$-	$569,404	$10,250	$1,265,908
Sr Vice President	2021	313,077	-	336,819	-	414,835	2,727	1,067,458
	2020	286,269	-	121,379	-	-	3,734	411,382
Richard D. O'Brien	2022	$306,539	$-	$90,550	$-	$477,510	$10,850	$885,449
VP Finance & Controller	2021	279,231	-	170,258	-	236,801	3,716	690,006
	2020	294,462	-	148,271	-	31,829	3,554	478,116
(1)
None of our current NEOs is a participant in the Executive Nonqualified Excess Plan; however, if an NEO were to participate in the plan, amounts shown in the “Salary” column would include amounts earned but deferred pursuant to the Executive Nonqualified Excess Plan.
(2)
The amounts included in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of awards granted during the fiscal years ended December 31, 2022, 2021, and 2020, in accordance with FASB ASC Topic 718. A discussion of the assumptions used in valuation of option awards granted under the TETRA equity plans may be found in “Note 13 - Equity-Based Compensation and Other” in the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 27, 2023. The amounts reported in the "Stock Awards" column do not include the value of the RSUs granted in 2023 as settlement of a portion of each NEO's annual incentive compensation earned under the CICP for 2022.
(3)
For each of our NEOs, amounts shown in the “Non-Equity Incentive Plan Compensation” column for 2022 include the earned amounts of each NEO's annual incentive compensation under the CICP for 2022, as well as earned amounts of the long-term performance-based cash incentive awards earned for the three-year performance period ended December 31, 2022 under our CICP. Each of our NEOs elected to receive a portion of their annual incentive compensation earned with respect to 2022 in RSUs that vest on the first anniversary of the date of grant, subject to continued service, as described above under “Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentives.”
(4)
For 2022, the amounts reflected represent matching contributions under our 401(K) Retirement Plan.

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Grants of Plan Based Awards

The following table discloses the actual number of TETRA RSUs granted during the fiscal year ended December 31, 2022 to each Named Executive Officer, including the grant date fair value of these awards, and the threshold, target, and maximum amounts of annual cash incentives and long-term non-equity (cash) incentives granted to each Named Executive Officer.

Grants of Plan Based Awards Table

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards				All Other Stock Awards:	All Other Option Awards:	Exercise	Grant Date
Name	Grant Date	Threshold	Target	Maximum		Number of Shares of Stock or Units(1)	Number of Securities Underlying Options	or Base Price of Option Awards	Fair Value of Stock and Option Awards(2)
		($)	($)	($)		(#)	(#)	($/Share)	($)
Brady M. Murphy	2/21/2022					462,013			$1,275,156
	2/21/2022	$-	$825,000	$1,650,000	(3)
	2/21/2022	$-	$337,500	$675,000	(4)
	2/21/2022	$101,250	$337,500	$675,000	(4)
	2/21/2022	$-	$337,500	n/a	(5)
	2/21/2022	$101,250	$337,500	n/a	(5)
Elijio V. Serrano	2/21/2022					171,116			$472,280
	2/21/2022	$-	$420,000	$840,000	(3)
	2/21/2022	$-	$125,000	$250,000	(4)
	2/21/2022	$37,500	$125,000	$250,000	(4)
	2/21/2022	$-	$125,000	n/a	(5)
	2/21/2022	$37,500	$125,000	n/a	(5)
Matthew J. Sanderson	2/21/2022					106,948			$295,176
	2/21/2022	$-	$352,000	$704,000	(3)
	2/21/2022	$-	$78,125	$156,250	(4)
	2/21/2022	$23,438	$78,125	$156,250	(4)
	2/21/2022	$-	$78,125	n/a	(5)
	2/21/2022	$23,438	$78,125	n/a	(5)
Timothy C. Moeller	2/21/2022					102,670			$283,369
	2/21/2022	$-	$290,500	$581,000	(3)
	2/21/2022	$-	$75,000	$150,000	(4)
	2/21/2022	$22,500	$75,000	$150,000	(4)
	2/21/2022	$-	$75,000	n/a	(5)
	2/21/2022	$22,500	$75,000	n/a	(5)
Richard D. O'Brien	2/21/2022					32,808			$90,550
	2/21/2022	$-	$186,000	$372,000	(3)
	2/21/2022	$-	$23,966	$47,932	(4)
	2/21/2022	$7,190	$23,966	$47,932	(4)
	2/21/2022	$-	$23,966	n/a	(5)
	2/21/2022	$7,190	$23,966	n/a	(5)
(1)
The amounts reported are the number of TETRA RSUs granted in 2022.
(2)
The dollar amount reported reflects the fair value on the date of grant in accordance with FASB ASC Topic 718. A discussion of the assumptions used in valuation of option awards granted during 2022 may be found in “Note 13 - Equity-Based Compensation and Other” in the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 27, 2023.
(3)
The non-equity incentive plan amounts granted on February 21, 2022 are the threshold, target, and maximum amounts of the annual cash incentive awards granted for 2022 performance under our CICP. The actual amounts of annual cash incentive awards earned for 2022 performance are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above. In accordance with SEC rules, the RSUs granted to our NEOs in connection with the settlement of their 2022 annual cash incentive awards are not reported herein as such RSUs were not granted until performance was certified in 2023.
(4)
The non-equity incentive plan amounts granted on February 21, 2022 are the threshold, target, and maximum amounts of the long-term cash incentives granted for the January 1, 2022 through December 31, 2024 performance period that may be paid, to the extent earned and at the Committee's discretion, in March 2025.
(5)
The non-equity incentive plan amounts granted on February 21, 2022 are the threshold and target amounts of the long-term cash incentives granted for the January 1, 2022 through December 31, 2024 performance period that may be paid, to the extent earned and at the Committee’s discretion, in March 2025. The earned portions of these awards will be modified (up or down) based on the appreciation (or depreciation) of the market price for our stock between February 21, 2022 and December 31, 2024; accordingly, it is not possible to quantify the maximum amounts that may be earned under these awards.

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Outstanding Equity Awards at Fiscal Year End

The following table shows certain information regarding outstanding stock option awards and RSUs granted under the TETRA equity plans as of December 31, 2022.

Outstanding Equity Awards at Fiscal Year End Table

	Option Awards				Stock or Unit Awards
	Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have		Market Value of Shares or Units of Stock That Have	Equity Incentive Plan Awards: Number of Unearned Units that Have	Equity Incentive Plan Awards: Market Value or Payout of Value of Unearned Units that Have
Name	Exercisable	Unexercisable	Price(1)	Date	Not Vested		Not Vested(2)	Not Vested	Not Vested
	(#)	(#)	($/Share)		(#)		($)	(#)	($)
Brady M. Murphy					89,528	(3)	$309,767
Brady M. Murphy					323,684	(4)	$1,119,947
Brady M. Murphy					462,013	(5)	$1,598,565
Elijio V. Serrano	29,646		$10.30	5/20/2023
Elijio V. Serrano	41,860		$11.16	5/20/2024
Elijio V. Serrano	70,978		$7.15	5/4/2025
Elijio V. Serrano	74,686		$7.14	5/2/2026
Elijio V. Serrano	139,706		$4.51	2/22/2027
Elijio V. Serrano	103,826		$3.87	2/22/2028
Elijio V. Serrano					35,473	(3)	$122,737
Elijio V. Serrano					129,474	(4)	$447,980
Elijio V. Serrano					171,116	(5)	$592,061
Matthew J. Sanderson	66,177		$4.51	2/22/2027
Matthew J. Sanderson	54,645		$3.87	2/22/2028
Matthew J. Sanderson					35,192	(3)	$121,764
Matthew J. Sanderson					77,685	(4)	$268,790
Matthew J. Sanderson					106,948	(5)	$370,040
Timothy C Moeller	16,618		$4.19	5/4/2028
Timothy C Moeller					8,446	(3)	$29,223
Timothy C Moeller					51,790	(4)	$179,193
Timothy C Moeller					102,670	(5)	$355,238
Richard D. O'Brien					10,136	(3)	$35,071
Richard D. O'Brien					32,369	(4)	$111,997
Richard D. O'Brien					32,808	(5)	$113,516
(1)
Under the terms of the TETRA equity plans, the option exercise price must be greater than or equal to 100% of the closing price of the common stock on the date of grant.
(2)
Market value of awards granted under the TETRA equity plans is determined by multiplying the number of shares of stock that have not vested by $3.46, the closing price of our common stock on December 30, 2022.
(3)
One-third of the TETRA RSUs granted on February 20, 2020 vested on February 20, 2021; one-sixth portions of the remaining unvested award vested once every six months beginning in August of 2021 until becoming fully vested in February of 2023.
(4)
One-third of the TETRA RSUs granted on February 17, 2021 vested on February 17, 2022; one-sixth portions of the remaining unvested award vest once every six months beginning in August of 2022 and will become fully vested in February of 2024.
(5)
One-third of the TETRA RSUs granted on February 21, 2022 vested on February 21, 2023; one-sixth portions of the remaining unvested award will vest once every six months beginning in August of 2023 and will become fully vested in February of 2025.

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COMPENSATION OF EXECUTIVE OFFICERS

Option Exercises and Stock Vested

The following table sets forth certain information regarding TETRA stock options and stock awards exercised and vested, respectively, under the TETRA equity plans by each of our Named Executive Officers during the fiscal year ended December 31, 2022.

Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
	(#)	($)	(#)	($)
Brady M. Murphy	—	$—	963,962	$3,387,935
Elijio V. Serrano	—	$—	234,499	$786,699
Matthew J. Sanderson	—	$—	206,745	$714,820
Timothy C. Moeller	—	$—	103,723	$359,784
Richard D. O'Brien	—	$—	63,958	$224,151

Nonqualified Deferred Compensation

The following table discloses contributions, earnings, and balances for each of the Named Executive Officers under the TETRA Technologies, Inc. Executive Nonqualified Excess Plan, as of December 31, 2022. None of our current NEOs participates in this plan.

Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
	($)	($)	($)	($)	($)
Brady M. Murphy	$—	$—	$—	$—	$—
Elijio V. Serrano	—	—	—	—	—
Matthew J. Sanderson	—	—	—	—	—
Timothy C. Moeller	—	—	—	—	—
Richard D. O'Brien	—	—	—	—	—

The Executive Nonqualified Excess Plan is an unfunded deferred compensation plan pursuant to which the Named Executive Officers and non-employee directors may elect to participate. The Named Executive Officers may elect to defer up to 100% of their base salary and performance-based cash incentive compensation. Deferral elections as to annual base salary are due by mid-December and are effective as of January 1 of the succeeding year. Deferral elections for cash incentive compensation may be made in the December enrollment period, or in a mid-year enrollment period. Deferrals are held for each participant in separate individual accounts in a rabbi trust. Deferred amounts are credited with earnings or losses depending upon the participant’s deemed investment elections from among hypothetical investment election options which are made available. All hypothetical investments are our unfunded obligations. Deferral contributions made by the participant and earnings credited to such contributions are 100% vested. A deferral period and payment date must be irrevocably specified at election for each deferral. In-service distributions may not be withdrawn until two years following the participant’s initial enrollment. Notwithstanding the participant’s deferral election, the participant will receive distribution of his deferral account

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upon termination of employment or service, as applicable, or upon disability or death. Hardship withdrawals are permitted for unforeseeable emergencies. In the event the Executive Nonqualified Excess Plan is terminated within twelve months of a change in control, the deferred amounts will become payable to each participant.

Potential Payments upon Termination or Change of Control

As of the date of this Proxy Statement, we do not have a defined severance plan for, or any agreement with, any Named Executive Officer that would require us to make any termination payments. We have previously entered into employment agreements with each of our Named Executive Officers that are substantially identical to the form of agreement executed by all of our employees. These agreements evidence the at-will nature of employment, and do not guarantee term of employment, salary, severance or change in control payments.

In addition, we have entered into COC Agreements with each of our NEOs and other members of our Senior Management. The COC Agreements have an initial two-year term, with an automatic one-year extension on the second anniversary of the effective date (or any anniversary date thereafter) unless a cancellation notice is given at least 90 days prior to the expiration of the then applicable term. Under the COC Agreements, we have an obligation to provide certain benefits to each Named Executive Officer upon a qualifying termination event that occurs in connection with or within two years following a “change of control” of TETRA. A qualifying termination event under the COC Agreements includes termination of the Named Executive Officer's employment by us other than for Cause (as that term is defined in the COC Agreements) or termination by the Named Executive Officer for Good Reason (as that term is defined in the COC Agreements).

For purposes of the COC Agreements, the following terms generally mean:

•
“Cause” means a willful breach in any material respect, a conviction (or plea of guilty or nolo contendere) by a court for any felony, or with respect to employment, for a crime involving fraud, embezzlement, dishonesty, or moral turpitude, a failure to substantially follow the reasonable and lawful written instructions or policies of the Board of Directors or us, the willful failure to render material services to us, which results in a material neglect of duties.
•
“Good Reason” means an occurrence of any of the following without the NEO’s written consent: (i) a material diminution in authority, duties, or responsibilities; (ii) a material diminution in base salary, target annual or long-term bonus opportunity, or employee benefits; (iii) a required relocation of more than 50 miles; (iv) our failure to obtain an assumption of the COC Agreements by any successor entity; or, (iv) any other action or inaction that constitutes a material breach by us.
•
“Change of Control” will be deemed to have occurred upon any of the following events: (i) any person other than us and certain related entities acquiring beneficial ownership of more than 50% of our outstanding shares; (ii) the consummation of a merger or other business combination or reorganization other than a merger or other business transaction that results in our stockholders prior to any such change owning more than 50% of the voting securities of the surviving entity; (iii) the consummation of the sale or disposition by us of substantially all of our assets, unless such sale or disposition results in our stockholders prior to such sale owning more than 50% of the voting securities of the acquiror; (iv) the approval by our stockholders of a plan of complete liquidation or dissolution; or, (v) the individuals that constitute a majority of our Board of Directors cease for any reason to constitute a majority of our Board of Directors.

Under the COC Agreements, if a qualifying termination event occurs in connection with or within two years following a change of control, we have an obligation to pay to each Named Executive Officer the following cash severance amounts: (i)(A) an amount equal to the Named Executive Officer's earned but unpaid Annual Bonus (as that term is defined in the COC Agreement) attributable to the immediately preceding calendar year and earned but unpaid Long Term Bonus (as that term is defined in the COC Agreement) attributable to the performance period ended as of the end of the immediately preceding calendar to the extent such amounts would have been paid to the Named Executive Officer had the Named Executive Officer remained employed by us, and in each case only to the extent the performance goals for each such bonus were achieved for the respective performance period, plus (B) the Named Executive Officer's prorated target Annual Bonus for the current year, plus (C) an amount equal to the Named Executive Officer's target Long Term Bonus for each outstanding award; plus (ii) the product of 2.99, in the

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case of Mr. Murphy, or 2, in the case of the other Named Executive Officers, times the sum of the Named Executive Officer's Base Salary and target Annual Bonus amount for the year in which the qualifying termination event occurs; plus (iii) an amount equal to the aggregate premiums and any administrative fees applicable to the Named Executive Officer due to an election of continuation of coverage that the Named Executive Officer would be required to pay if the Named Executive Officer elected to continue medical and dental benefits under our group health plan for the Named Executive Officer and the Named Executive Officer's eligible dependents without subsidy from us for a period of two years (or in the case of Mr. Murphy, three years) following the date of a qualifying termination of the Named Executive Officer's employment. The Agreement also provides for full acceleration of any outstanding stock options, RSUs, and other stock-based awards upon a qualifying termination of the Named Executive Officer's employment to the extent permitted under the applicable plan. All payments and benefits due under the COC Agreement are conditioned upon the execution and non-revocation by the Named Executive Officer of a release for our benefit. All payments under the COC Agreement are subject to reduction as may be necessary to avoid exceeding the amount allowed under Section 280G of the Internal Revenue Code of 1986, as amended.

The COC Agreements also contain certain confidentiality provisions and related restrictions applicable to the NEOs. In addition to restrictions upon improper disclosure and use of Confidential Information (as defined in the COC Agreement), each Named Executive Officer agrees that for a period of two years following a termination of employment for any reason, such Named Executive Officer will not solicit our employees or otherwise engage in a competitive business with us as more specifically set forth in the COC Agreement. Such obligations are only applicable to the Named Executive Officer if he receives the severance benefits described above.

Under the TETRA Technologies, Inc. Amended and Restated 2007 Long Term Incentive Compensation Plan, Third Amended and Restated 2011 Long Term Incentive Compensation Plan, and the First Amended and Restated 2018 Equity Incentive Plan the Human Capital Management and Compensation Committee of our Board of Directors may accelerate the vesting of stock options, RSUs, and other equity-based awards held by plan participants at its sole discretion. The following table quantifies the potential payments to Named Executive Officers who were employed by us as of December 31, 2022, under the contracts, agreements or plans discussed above in various scenarios involving a change of control or termination of employment, assuming a December 31, 2022 termination date. In addition to the amounts reflected in the table, the Named Executive Officers would receive upon termination any salary earned through December 31, 2022, and any benefits they would otherwise be entitled to under our 401(k) Plan and Executive Nonqualified Excess Plan.

Potential Payments upon Termination or Change of Control Table

Name	Cash Severance Payment(1)	Bonus Payment(2)	Accelerated Exercisability of Unvested Options(3)	Accelerated Vesting of Shares or Units(3)	Continuation of Health Benefits	Total
Brady M. Murphy
Death/disability	$—	$—	$—	$3,028,279	$—	$3,028,279
Retirement	—	—	—	3,028,279	—	3,028,279
Termination for cause	—	—	—	—	—	—
Termination for no cause or good reason	—	—	—	—	—	—
Termination upon a change of control	4,440,150	4,750,000	—	3,028,279	50,218	12,268,647
Elijio V. Serrano
Death/disability	$—	$—	$—	$1,162,778	$—	$1,162,778
Retirement	—	—	—	1,162,778	—	1,162,778
Termination for cause	—	—	—	—	—	—
Termination for no cause or good reason	—	—	—	—	—	—
Termination upon a change of control	1,680,000	1,945,000	—	1,162,778	30,081	4,817,859
Matthew J. Sanderson
Death/disability	$—	$—	$—	$760,595	$—	$760,595
Retirement	—	—	—	760,595	—	760,595
Termination for cause	—	—	—	—	—	—
Termination for no cause or good reason	—	—	—	—	—	—

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Name	Cash Severance Payment(1)	Bonus Payment(2)	Accelerated Exercisability of Unvested Options(3)	Accelerated Vesting of Shares or Units(3)	Continuation of Health Benefits	Total
Termination upon a change of control	1,584,000	1,277,000	—	760,595	39,777	3,661,372
Timothy C. Moeller
Death/disability	$—	$—	$—	$563,655	$—	$563,655
Retirement	—	—	—	563,655	—	563,655
Termination for cause	—	—	—	—	—	—
Termination for no cause or good reason	—	—	—	—	—	—
Termination upon a change of control	1,411,000	915,500	—	563,655	32,730	2,922,885
Richard D. O'Brien
Death/disability	$—	$—	$—	$260,583	$—	$260,583
Retirement	—	—	—	260,583	—	260,583
Termination for cause	—	—	—	—	—	—
Termination for no cause or good reason	—	—	—	—	—	—
Termination upon a change of control	992,000	556,864	—	260,583	43,257	1,852,704
(1)
Amounts shown are a multiple of base salary plus target annual cash bonus, as provided under the terms of the COC Agreements.
(2)
Includes prorated (through December 31, 2022) target annual cash incentive for the 2022 performance period and target long-term cash incentives for the three-year performance periods ended December 31, 2022, 2023, and 2024.
(3)
The TETRA equity plans allow acceleration upon death, disability or retirement at the discretion of the Human Capital Management and Compensation Committee. Under our COC Agreements, acceleration would occur upon a qualifying termination of employment within two years following a change of control. The value of accelerated vesting of options and stock appreciation rights is calculated by subtracting the exercise price of outstanding awards from $3.46, the closing price of our common stock on December 30, 2022; however, as there are no unvested stock options or stock appreciation rights, no values are shown. The value of accelerated vesting of RSUs is based on the closing market price of our common stock on December 30, 2022 ($3.46).

CEO Pay Ratio

Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, requires us to disclose the annual total compensation of Mr. Murphy, our CEO, and our median employee, as well as the ratio of their respective annual total compensation to each other (in each case, with annual total compensation calculated in accordance with SEC rules applicable to the Summary Compensation Table). For 2022:

• Median employee’s total compensation	$88,521
• Mr. Murphy’s total annual compensation	$5,014,482
• Ratio of CEO to median employee compensation	56.6 : 1

We used a consistently applied compensation measure to identify the median of the annual total compensation of all of our employees, and to determine the annual total compensation of our CEO. To make them comparable, salaries for newly hired employees who had worked less than a year were annualized, and the target annual bonus amount was applied to their total compensation measure. To identify the median of the annual total compensation of all employees and the median employee’s compensation, we took the following steps:

•
We determined that our employee population as of December 31, 2022 consisted of 1,318 full- and part-time employees located in 13 countries (we do not have temporary or seasonal workers).
•
We selected December 31, 2022 as our identification date for determining our median employee because it enabled us to make such identification in a reasonably efficient and economic matter.

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COMPENSATION OF EXECUTIVE OFFICERS

•
For our international employees paid in their local currency, we converted each such employee’s total annual compensation as of December 31, 2022 to U.S. dollars; however, we did not make any cost of living adjustment with respect to any of our U.S. or international employees.

The CEO pay ratio reported above is a reasonable estimate calculated in accordance with SEC rules and methods for disclosure. Due to estimates, assumptions, and adjustments, as well as significantly varying workforce structures, CEO pay ratios reported by other companies are not likely to be comparable to our CEO pay ratio.

Pay vs. Performance

Item 402(v) of Regulation S-K requires us to disclose compensation actually paid to our CEO and average compensation actually paid to our other NEOs, our cumulative TSR and the weighted cumulative TSR of our compensation peer group, our annual net income, and adjusted EBITDA, each for the fiscal years ended December 31, 2022, 2021, and 2020.

In this section we refer to certain non-GAAP measures that are used in our compensation decisions. Please refer to Appendix A of this Proxy Statement for information regarding these measures. Amounts included in parenthesis in the below tables indicate negative value.

					Value of Initial $100 Fixed Investment Based on:
Year(1)	SCT Total Compensation for CEO(2)	Compensation Actually Paid to CEO(3)	Average SCT Total Compensation for Other NEOs(2)	Average Compensation Actually Paid to Other NEOs(3)	Cumulative TSR	Peer Group Cumulative TSR(4)	Net Income	Adjusted EBITDA(5)
2022	$5,014,482	$6,244,365	$1,510,964	$1,702,800	$176.53	$96.40	$8,514,000	$78,111,000
2021	$4,253,926	$6,787,743	$1,394,934	$1,892,519	$140.82	$69.43	$103,333,000	$50,050,000
2020	$1,915,532	$412,323	$655,236	$314,315	$43.88	$53.89	$(51,143,000)	$49,137,000
(1)
The following table provides the name of the CEO and each NEO included in the compensation amounts above in 2022, 2021, and 2020:

	2022	2021	2020
Chief Executive Officer (CEO)	Brady M. Murphy	Brady M. Murphy	Brady M. Murphy
Other NEOs	Elijio V. Serrano	Elijio V. Serrano	Elijio V. Serrano
	Matthew J. Sanderson	Matthew J. Sanderson	Matthew J. Sanderson
	Timothy C. Moeller	Timothy C. Moeller	Timothy C. Moeller
	Richard D. O’Brien	Jacek M. Mucha	Richard D. O’Brien
Bass C. Wallace, Jr.
(2)
The amounts reported are the amounts of total compensation reported for our CEO and the average amounts of total compensation reported for our other NEOs for each corresponding year in the Summary Compensation Table on page 92.
(3)
The amounts reported represent the amounts of “compensation actually paid” to our CEO and “average compensation actually paid” to our other NEOs, as calculated in accordance with Item 402(v) of SEC Regulation S-K. The amounts reported do not reflect the actual amount of compensation earned by or paid to our CEO or other NEOs during any applicable year. In accordance with the requirements of Item 402(v) of SEC Regulation S-K the following adjustments were made to our CEO’s compensation and the average of our other NEO’s compensation as reported in the Summary Compensation Table for each year:

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	2022
Adjustments	CEO	Average of Other NEOs
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation table for 2022	$(1,275,156)	$(285,344)
Increase/deduction based on ASC 718 Fair Value of awards granted during 2022 that remain unvested as of year-end 2022, determined as of 12/31/2022	$1,598,565	$357,714
Increase/deduction for awards granted during prior fiscal years that were outstanding and unvested as of 12/31/2022, determined based on change in ASC 718 Fair Value from 12/31/2021 to 12/31/2022	$256,191	$58,988
Increase/deduction for awards granted during prior fiscal years that vested during 2022, determined based on change in ASC 718 Fair Value from 12/31/2021 to Vesting Date	$650,283	$89,026
Deduction of ASC 718 Fair Value of awards granted during prior years that were forfeited during 2022, determined as of 12/31/2021	$-	$(28,548)
Total Adjustments	$1,229,883	$191,836

	2021
Adjustments	CEO	Average of Other NEOs
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation table for 2021	$(1,975,810)	$(471,773)
Increase/deduction based on ASC 718 Fair Value of awards granted during 2021 that remain unvested as of year-end 2021, determined as of 12/31/2021	$1,838,522	$409,071
Increase/deduction for awards granted during prior fiscal years that were outstanding and unvested as of 12/31/2021, determined based on change in ASC 718 Fair Value from 12/31/2020 to 12/31/2021	$1,445,018	$208,955
Increase/deduction for awards granted during prior fiscal years that vested during 2021, determined based on change in ASC 718 Fair Value from 12/31/2020 to Vesting Date	$1,226,087	$351,332
Deduction of ASC 718 Fair Value of awards granted during prior years that were forfeited during 2021, determined as of 12/31/2020	$-	$-
Total Adjustments	$2,533,817	$497,585

	2020
Adjustments	CEO	Average of Other NEOs
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation table for 2020	$(1,286,609)	$(266,834)
Increase/deduction based on ASC 718 Fair Value of awards granted during 2020 that remain unvested as of year-end 2020, determined as of 12/31/2020	$734,150	$154,059
Increase/deduction for awards granted during prior fiscal years that were outstanding and unvested as of 12/31/2020, determined based on change in ASC 718 Fair Value from 12/31/2019 to 12/31/2020	$(763,920)	$(129,725)
Increase/deduction for awards granted during prior fiscal years that vested during 2020, determined based on change in ASC 718 Fair Value from 12/31/2019 to Vesting Date	$(186,830)	$(96,153)
Deduction of ASC 718 Fair Value of awards granted during prior years that were forfeited during 2020, determined as of 12/31/2019	$-	$(2,269)
Total Adjustments	$(1,503,210)	$(340,922)

(4)
The following tables list the companies that comprised the Compensation Peer Group in 2022, 2021, and 2020:

Companies Included in the 2022 Compensation Peer Group(a)
Core Laboratories N.V.	Expro Group Holdings N.V.
Flotek Industries, Inc.	Forum Energy Technologies, Inc.
Mammoth Energy Services, Inc.	Newpark Resources, Inc.
National Energy Services Reunited	Nine Energy Service, Inc.
Oil States International, Inc.	Patterson-UTI Energy, Inc.
Precision Drilling Corporation	Ranger Energy Services, Inc.

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COMPENSATION OF EXECUTIVE OFFICERS

RPC, Inc.	Select Energy Services, Inc.
Tidewater, Inc.	U.S. Silica Holdings, Inc.
U.S. Well Services, Inc.

Companies Included in the 2021 Compensation Peer Group(a)
Archrock, Inc.	ChampionX Corporation
Exterran Corporation	Forum Energy Technologies, Inc.
Liberty Oilfield Services Inc.	Newpark Resources, Inc.
Oil States International, Inc.	Patterson-UTI Energy, Inc.
Precision Drilling Corporation	RPC, Inc.
Select Energy Services, Inc.	USA Compression Partners, LP

Companies Included in the 2020 Compensation Peer Group
Apergy Corporation	Diamond Offshore Drilling, Inc.
Forum Energy Technologies, Inc.	FTS International, Inc.
Hunting PLC	Newpark Resources, Inc.
Noble Corporation PLC	Oil States International, Inc.
RPC, Inc.	Select Energy Services, Inc.
USA Compression Partners, LP
(a)
The following tables show changes in each year’s peer group compared to the immediately preceding year, the reasons for such changes, and a comparison of our cumulative TSR with that of both the newly selected peer group and the peer group in the immediately preceding fiscal year:

Companies Included in the 2022 Peer Group & Changes vs. 2021 Peer Group
Company	Reason for Change	Comparison of TTI’s Cumulative TSR with that of both the Newly Selected 2022 Peer Group and the 2021 Peer Group
Archrock, Inc.	Removed due to our sale of the CSI Compressco LP subsidiary in 2021 (compression was no longer a comparable service offering).	TTI Cumulative TSR as of 12/31/2022: $176.53 Cumulative TSR of Newly Selected 2022 Peer Group as of 12/31/2022: $96.40 Cumulative TSR of 2021 Peer Group as of 12/31/2022: $114.27
ChampionX Corporation	Removed due to lack of size comparability.
Core Laboratories N.V.	Added based on similarity of service offerings and comparable size.
Exterran Corporation	Removed due to our sale of the CSI Compressco LP subsidiary in 2021 (compression was no longer a comparable service offering).
Expro Group Holdings N.V.	No change.
Flotek Industries, Inc.	Added based on similarity of service offerings and comparable size.
Forum Energy Technologies, Inc.	No change.
Liberty Oilfield Services Inc.	Removed in favor of companies with more similar service offerings.
Mammoth Energy Services, Inc.	Added based on similarity of service offerings and comparable size.
National Energy Services Reunited	Added based on similarity of service offerings and comparable size.
Newpark Resources, Inc.	No change.
Nine Energy Service, Inc.	Added based on similarity of service offerings and comparable size.
Oil States International, Inc.	No change.
Patterson-UTI Energy, Inc.	No change.
Precision Drilling Corporation	No change.
Ranger Energy Services, Inc.	Added based on similarity of service offerings and comparable size.
RPC, Inc.	No change.
Select Energy Services, Inc.	No change.
Tidewater, Inc.	Added based on similarity of service offerings and comparable size.

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COMPENSATION OF EXECUTIVE OFFICERS

U.S. Silica Holdings, Inc.	Added based on similarity of service offerings and comparable size.
U.S. Well Services, Inc.	Added based on similarity of service offerings and comparable size.
USA Compression Partners, LP	Removed due to our sale of the CSI Compressco LP subsidiary in 2021 (compression was no longer a comparable service offering).

Companies Included in the 2021 Peer Group & Changes vs. 2020 Peer Group
Company	Reason for Change	Comparison of TTI’s Cumulative TSR with that of both the Newly Selected 2021 Peer Group and the 2020 Peer Group
Apergy Corporation	Removed due to merger with ChampionX in 2020.	TTI Cumulative TSR as of 12/31/2021: $140.82 Cumulative TSR of Newly Selected 2021 Peer Group as of 12/31/2021: $69.43 Cumulative TSR of 2020 Peer Group as of 12/31/2021: $43.88
Archrock, Inc.	Added based on similarity of service offerings and comparable size.
ChampionX Corporation	Added based on similarity of service offerings and comparable size.
Diamond Offshore Drilling, Inc.	Removed due to April 2020 delisting.
Exterran Corporation	Added based on similarity of service offerings and comparable size.
Forum Energy Technologies, Inc.	No change.
FTS International, Inc.	Removed due to lack of size comparability.
Hunting PLC	Removed due to lack of geographical comparability.
Liberty Oilfield Services Inc.	Added based on similarity of service offerings and comparable size.
Newpark Resources, Inc.	No change.
Noble Corporation PLC	Removed due to mid-year 2020 bankruptcy.
Oil States International, Inc.	No change.
Patterson-UTI Energy, Inc.	Added based on similarity of service offerings and comparable size.
Precision Drilling Corporation	Added based on similarity of service offerings and comparable size.
RPC, Inc.	No change.
Select Energy Services, Inc.	No change.
USA Compression Partners, LP	No change.
(5)
Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, impairments, and certain non-cash charges, non-recurring adjustments and discontinued operations.
Compensation Actually Paid vs. Total Shareholder Return. Increases in compensation actually paid to our CEO and average compensation actually paid to our other NEOs aligned well with the increase in our cumulative TSR

2023 Proxy Statement	TETRA Technologies, Inc. I 102

COMPENSATION OF EXECUTIVE OFFICERS

from 2020 to 2021 but declined relative to the increase in our cumulative TSR from 2021 to 2022. TETRA’s cumulative TSR significantly outperformed our peers in this three-year period, as illustrated by the following graph:

Compensation Actually Paid vs. Net Income. Changes in compensation actually paid to our CEO and average compensation actually paid to our other NEOs align well with changes in net income from 2020 through 2022, as illustrated by the following graph:

2023 Proxy Statement	TETRA Technologies, Inc. I 103

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Actually Paid vs. Adjusted EBITDA. Increases in compensation actually paid to our CEO and average compensation actually paid to our other NEOs in 2021 (compared to 2020) precede an increase in adjusted EBITDA in 2022, as illustrated by the following graph:

The following financial performance measures represent the most important financial performance measures used to link compensation actually paid to each NEO and our company performance for 2022: adjusted EBITDA, RONCE (EBIT), total annual revenues, adjusted free cash flow, adjusted EBITDA margin, and relative TSR.

2023 Proxy Statement	TETRA Technologies, Inc. I 104

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION RISK

The Human Capital Management and Compensation Committee (the “HCMCC”) of our Board of Directors reviews and evaluates potential risks related to the design of our compensation programs. In its evaluation of our annual and long-term incentive compensation plans that were in effect during 2022, as well as the incentive compensation arrangements proposed for 2023 as described above, the HCMCC determined that such plans are designed with the appropriate balance of risk and reward relative to our overall business strategy. In addition, the stock ownership guidelines for our executive officers encourage them to focus on the creation of long-term value for stockholders rather than short-term results.

Specifically, under our CICP, the amount of each participant’s prospective payment, for both annual and long-term awards, is established as a percentage of annual base salary, and is contingent on performance, including the attainment of targeted levels of performance that include both financial and nonfinancial measures. With respect to long-term CICP, attainment of targeted levels of performance is measured over two or more years. Notwithstanding the attainment of any established performance measures, the amount of the annual or long-term cash incentive payment received by any participant is subject to the ultimate discretion of the HCMCC. Further, annual and long-term cash awards are paid only after the HCMCC has reviewed our audited financial statements for the applicable performance period.

Long-term equity incentive awards typically consist of RSUs that generally vest ratably over a three-year period. The recipients of such awards can realize an increase in the value of their long-term equity awards only to the extent that our investors benefit from an increase in the market price for our common stock.

2023 Proxy Statement	TETRA Technologies, Inc. I 105

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

The key terms of our independent director compensation during 2022 include the following:

Board Annual Retainer paid to all non-employee directors except Chairman of the Board (paid in cash)	• $70,000; paid in monthly installments
Non-Executive Chairman Annual Retainer (paid in cash)	• $132,000; paid in monthly installments
Committee Chair Annual Retainers (paid in cash)
•
Audit Committee - $15,000; paid in quarterly installments
•
Human Capital Management and Compensation Committee - $15,000; paid in quarterly installments
•
Nominating, Governance and Sustainability Committee - $10,000; paid in quarterly installments

Annual Equity Award
•
Annual award value of $100,000 granted in RSUs using the 20-day average closing stock price through the date prior to the grant date, with 100% of the award vesting on the one-year anniversary of the grant date, generally subject to continued service through such vesting date.
•
Annual awards granted in conjunction with TETRA’s Annual Stockholder Meeting

Other
•
All non-employee directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the board or its committees and related activities, including director education courses and materials.
•
Directors who are also our officers or employees do not receive any compensation for duties performed as directors

On May 23, 2022, each non-employee director as of that date, including Mr. Glick, received an award of 24,022 RSUs with an aggregate grant date fair market value of $115,065. One hundred percent of the RSUs so awarded will vest on the one-year anniversary of the grant date (May 23, 2023). It is anticipated that future compensation arrangements approved by the Board of Directors will include awards of RSUs to each non-employee director on an annual basis, to be awarded in conjunction with our annual meeting of stockholders held in May of each year (Please see below a summary of Changes to Non-Employee Director Compensation that were effective January 1, 2023).

On February 7, 2022, in connection with her appointment as a member of our Board of Directors, Ms. McGee received an award of 9,946 RSUs with a grant date fair market value of $28,545, representing the prorated portion of the annual equity award to non-employee directors for the term of her service between her date of appointment and May 24, 2022, the date of the Company’s 2022 Annual Meeting. Ms. McGee’ prorated award fully vested on May 26, 2022.

Changes to Non-Employee Director Compensation Effective January 1, 2023

The HCMCC is responsible for reviewing the compensation of our non-employee directors and assesses the compensation structure periodically to ensure that it reflects competitive market conditions and sound corporate governance practices. In setting director compensation, the HCMCC considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required for members of the Board of Directors. The most recent in-depth assessment of compensation for non-employee directors was conducted in December 2022. The HCMCC evaluated compensation for non-employee directors against those of directors in the same peer companies used for executive compensation, resulting in a recommended modest increase in director compensation. On December 16, 2022, upon the recommendation of the HCMCC, Board of Directors approved an

2023 Proxy Statement	TETRA Technologies, Inc. I 106

DIRECTOR COMPENSATION

amendment to its non-employee director compensation guidelines effective as of January 1, 2023 to increase certain elements of non-employee director compensation, as summarized below:

Pay Element	2022 Pay Structure	Pay Structure Effective January 1, 2023
Annual Cash Retainer for non-employee directors except Board Chair	$70,000	$90,000
Annual Cash Retainer for Board Chair	$132,000	$150,000
Audit Committee Chair Fee	$15,000	$20,000
Nominating, Governance & Sustainability Chair Fee	$10,000	$15,000
Annual Equity Grant for non-employee directors except Board Chair	$100,000 (in value)	$110,000 (in value)
Annual Equity Grant for Board Chair	$100,000 (in value)	$150,000 (in value)

Under the Executive Nonqualified Excess Plan, each director may elect to defer the receipt of up to 100% of the cash compensation paid to such director by making an irrevocable deferral election. Deferred amounts are credited with earnings or losses depending on the participant’s deemed investment elections from among hypothetical investment election options which are made available. All hypothetical investments are our unfunded obligations. Deferral contributions made by the participant and earnings credited to such contributions are 100% vested.

The following table discloses the cash, equity awards, and other compensation earned, paid, or awarded, as the case may be, to each of our non-employee directors during the fiscal year ended December 31, 2022.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
	($)	($)	($)
Mark E. Baldwin	$85,000	$115,065	$200,065
Thomas R. Bates, Jr.	85,000	115,065	200,065
John F. Glick	111,456	115,065	226,521
Gina Luna	76,044	115,065	191,109
Sharon B. McGee	62,917	143,610	206,527
William D. Sullivan(2)	52,516	—	52,516
Shawn D. Williams	70,000	115,065	185,065
(1)
On May 23, 2022, each non-employee director as of that date was awarded 24,022 RSUs with a FASB ASC Topic 718 value of $4.90 per share. One hundred percent of such RSUs will vest on the one-year anniversary of the grant date. On February 7, 2022, in connection with Ms. McGee’s appointment to the Board of Directors, she received an award of 9,946 RSUs with a FASB ASC Topic 718 value of $2.92 per share. The award was fully vested on May 26, 2022. Each non-employee director other than Mr. Sullivan held 24,022 unvested RSUs as of December 31, 2022. Mr. Sullivan did not hold any unvested TETRA equity awards as of December 31, 2022.
(2)
Fees earned or paid in cash for Mr. Sullivan represent compensation earned for service as a director from January 1, 2022 through May 24, 2022, at which time he retired from service as a director. Mr. Sullivan did not receive an equity award during 2022.

2023 Proxy Statement	TETRA Technologies, Inc. I 107

beneficial stock ownership of certain stockholders and management

BENEFICIAL STOCK OWNERSHIP OF CERTAIN STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 31, 2022, with respect to each person that beneficially owns five percent (5%) or more of our common stock, and as of March 27, 2023 with respect to (i) our directors; (ii) our Named Executive Officers; and (iii) our directors and executive officers as a group.

Name and Business Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
5% Stockholders:
BlackRock Inc.	9,314,369	(1)	7.20%
Fuller & Thaler Asset Management, Inc.	7,734,845	(2)	6.01%
Jack Yetiv	6,650,000	(3)	5.17%
Directors, Director Nominees and NEOs:
Mark E. Baldwin	268,828	(4)	*
Thomas R. Bates, Jr.	478,282	(4)	*
John F. Glick	420,860	(4)	*
Christian A. Garcia	-		-
Gina A. Luna	248,056	(4)	*
Sharon B. McGee	33,968	(4)	*
Brady M. Murphy	[__]		[__]
Shawn D. Williams	60,353	(4)	*
Timothy C. Moeller	[__]	(5)	*
Richard O'Brien	[__]		*
Matthew J. Sanderson	[__]	(6)	*
Elijio V. Serrano	[__]	(7)	[__]
All Executive Officers, Directors and Director Nominees as a group (15 persons)	[__]	(8)	[__]

* Less than 1%

(1)
Pursuant to Schedule 13G/A dated February 13, 2023, BlackRock, Inc., 55 East 52nd Street, New York, New York, 10055, has sole dispositive power with respect to 9,314,369 shares of our common stock, and sole voting power with respect to 9,187,709 shares of our common stock. Various persons have the right to receive or the power to direct the receipt of dividends from, or proceeds from the sale of our common stock and no one person’s interest in our common stock is more than 5% of the total outstanding shares.
(2)
Pursuant to Schedule 13G/A dated February 13, 2023, Fuller & Thaler Asset Management, Inc., 411 Borel Avenue, Suite 300, San Mateo, California 94402, has sole dispositive power with respect to 7,734,845 shares of our common stock and sole voting power with respect to 7,588,892 shares of our common stock. Fuller & Thaler Asset Management, Inc. is deemed to be the beneficial owner of the number of common shares reported pursuant to separate arrangements whereby it acts as investment advisor to certain persons. Each person for whom Fuller & Thaler Asset Management, Inc. acts as investment advisor has the right to receive or the power to direct the receipt of dividends from, or proceeds from the sale of our common stock.
(3)
Pursuant to a Schedule 13G/A dated February 1, 2023, Jack Yetiv, 10120 Westview Dr., Suite 2001, Houston, Texas 77043, has sole dispositive power with respect to 6,650,000 shares of our common stock and sole voting power with respect to 6,650,000 shares of our common stock.
(4)
Includes 24,022 RSUs vesting within 60 days of the record date.
(5)
Includes 16,618 shares subject to options exercisable within 60 days of the record date.
(6)
Includes [120,822] shares subject to options exercisable within 60 days of the record date.
(7)
Includes [431,056] shares subject to options exercisable within 60 days of the record date.
(8)
Includes [597,448] shares subject to options directly held and 5,732 shares subject to options indirectly held by a spouse exercisable within 60 days of the record date, and [144,132] RSUs vesting within 60 days of the record date.

2023 Proxy Statement	TETRA Technologies, Inc. I 108

Proposals of stockholders

Proposals of Stockholders

Stockholder proposals intended to be considered for inclusion in our proxy materials relating to our 2024 Annual Meeting of Stockholders must be received at our principal executive offices no later than December 13, 2023. To be considered for inclusion in our Proxy Statement, such proposal must also comply with the other requirements of Rule 14a-8 of the Exchange Act as well as the procedures set forth in our Bylaws, which are separate and distinct from, and in addition to, SEC requirements.

Proposals and director nominations not intended to be submitted in next year’s Proxy Statement, but sought to be presented at our 2024 Annual Meeting, must be in compliance with the notice procedures and informational requirements set forth in Article II, Section 5 and Article III, Section 3 of our Bylaws. Notices for stockholder proposals or director nominations must be received at our principal executive offices no later than eighty (80) days prior to the date of our annual meeting; provided, however, that if the date of the 2024 Annual Meeting was not publicly announced more than ninety (90) days prior to the date of the annual meeting, the notice by the stockholder will be timely if delivered to our principal executive offices no later than the close of business on the tenth (10th) day following the day on which such announcement of the date of the meeting was communicated to the stockholders. Proxies to be solicited by the Board of Directors for the 2024 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 5, 2024.

Any stockholder who intends to solicit proxies in support of any director nominee must comply with the content requirements of SEC Rule 14a-19 (the SEC’s universal proxy rule) at the time it complies with the earlier deadlines in the advance notice provisions of our Bylaws. Thus, if a stockholder intends to solicit proxies in support of any director nominee submitted under the advance notice provisions of our Bylaws for the 2024 Annual Meeting, then such stockholder must also provide proper written notice that sets forth all the information required by SEC Rule 14a-19 to our principal executive offices no later than the earlier of (i) eighty (80) days prior to the date of our 2024 Annual Meeting or (ii) sixty (60) days prior to the anniversary of the date of the 2023 Annual Meeting. Provided, however, if the date of the 2024 Annual Meeting was not publicly announced more than ninety (90) days prior to the date of the annual meeting, the notice must be provided no later than the close of business on the tenth (10th) day following the day on which such announcement of the date of the meeting was communicated to the stockholders. Further, if the date of the 2024 Annual Meeting is more than thirty (30) days before or after the anniversary of the date of the 2023 Annual Meeting, then notice must be provided by the later of (i) sixty (60) days prior to the date of the annual meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of the annual meeting was first made by the Company, unless our Bylaws provide for an earlier date.

A copy of our Bylaws may be obtained upon written request to our Corporate Secretary at our principal executive offices, 24955 Interstate 45 North, The Woodlands, Texas 77380.

Additional Financial Information

Stockholders may obtain additional financial information about us for the year ended December 31, 2022 from our Annual Report on Form 10-K filed with the SEC. A copy of the Annual Report on Form 10-K may be obtained without charge either by sending a request in writing to TETRA Technologies, Inc., Attn: Investor Relations, 24955 Interstate 45 North, The Woodlands, Texas 77380, or by calling (281) 367-1983.

Other Matters

The Board of Directors has no knowledge at this time of any matters to be brought before the Annual Meeting other than those referred to in this document. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment on such matters.

A certified copy of the list of stockholders as of the record date of March 27, 2023 will be available for stockholder inspection at our office ten days prior to the meeting date of May 24, 2023.

2023 Proxy Statement	TETRA Technologies, Inc. I 109

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of TETRA Technologies, Inc., to be voted at our Annual Meeting to be held on Wednesday, May 24, 2023 at 11:00 a.m. local time, and at any adjournment(s) thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

The complete mailing address of our principal executive offices is 24955 Interstate 45 North, The Woodlands, Texas 77380, and our telephone number is (281) 367-1983.

Attendance at the Annual Meeting is limited to stockholders as of the record date (or their authorized representatives) with evidence of their share ownership and our guests.

We intend to hold our Annual Meeting in person. However, due to the uncertainties surrounding the impact of the coronavirus (COVID-19), it may not be possible or advisable to hold our Annual Meeting in person and we are planning for the possibility that the Annual Meeting may be delayed or held by means of remote communication. If we decide to take either such step, we will announce the decision to do so in advance of the Annual Meeting. If we elect to hold our Annual Meeting by remote communication, details on how to participate will be issued by press release, filed with the SEC, and posted on our website at http://ir.tetratec.com/events-and-webcasts and filed with the U.S. Securities and Exchange Commission as additional proxy material.

Internet and Electronic Availability of Proxy Materials

As permitted by the rules adopted by the SEC, we are making this proxy statement and related proxy materials available on the internet under the “notice and access” delivery model. The “notice and access” model removes the requirement for public companies to send stockholders a printed set of proxy materials and allows companies instead to deliver to their stockholders a “Notice of Internet Availability of Proxy Materials” and to provide access to the documents over the internet. Our Notice of Internet Availability of Proxy Materials (“Notice”) was first mailed to stockholders of record and beneficial owners on or about April 11, 2023. The Notice is not a form for voting, and presents only an overview of the more complex proxy materials. Stockholders are encouraged to access and review the proxy materials before voting.

This proxy statement, the form of proxy, and voting instructions are being made available to stockholders on or about April 11, 2023 at www.envisionreports.com/TTI for registered holders and at www.proxyvote.com for beneficial holders. You may also request a printed copy of this proxy statement and the form of proxy by telephone, over the internet or by email by following the instructions printed on your Notice.

Our Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2022 is being made available at the same time and by the same methods. The Annual Report to Stockholders is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference.

In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Receiving future proxy materials by email will save the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings of stockholders on the environment. A stockholder’s election to receive proxy materials by email will remain in effect unless the stockholder terminates it.

General Voting Instructions

Below are instructions on how to vote as well as information on your rights as a stockholder as they relate to voting. Some of the instructions will differ depending on how your stock is held. It is important to follow the instructions that apply to your situation.

2023 Proxy Statement	TETRA Technologies, Inc. I 110

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered a stockholder of record and the Notice was sent directly to you by us.

If you are a stockholder of record, you may vote in person at the Annual Meeting. Your Notice will be your evidence of ownership and serve as your authorization to vote in person; we will provide a ballot for you when you arrive at the meeting. If you requested printed copies of the proxy materials, check the appropriate box on the proxy card and bring evidence of your share ownership to the meeting. The proxy card and the evidence of your ownership will serve as your authorization to vote in person.

If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You may vote by internet by following the instructions in the Notice or, if you requested printed copies of the proxy materials, you can vote by internet, by telephone, or by delivering your proxy through the mail.

Beneficial Owners. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

If you are a beneficial owner, in order to vote in person at the Annual Meeting, you must obtain a valid proxy from the organization that holds your shares and bring evidence of your stock ownership from the organization with you to the meeting.

If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may direct the vote of your shares by following the instructions on the Notice delivered to you by the organization holding your account. Many brokerage firms, banks, broker-dealers, or other similar organizations participate in the Broadridge Financial Solutions, Inc., Online and Telephone Program. This program provides eligible stockholders the opportunity to vote via the internet or by telephone. Voting forms will provide instructions for beneficial owners if the organization holding their account participates in the program or other similar programs.

401(k) Plan Participants. If you participate in our 401(k) Retirement Plan (the “401(k) Plan”) and have contributions allocated to the TETRA stock fund, you are entitled to direct the 401(k) Plan trustee to vote the shares of our common stock credited to your account as of the close of business on the record date. You may deliver your voting instructions to the 401(k) Plan trustee by internet or telephone by following the instructions on your proxy card, or by indicating your voting instructions on your proxy card and returning it by mail. All proxy cards that are properly completed, signed, and returned by mail or submitted via the internet or by telephone prior to May 23, 2023 will be voted.

How to Revoke Your Proxy. All valid proxies received prior to the Annual Meeting will be voted in accordance with the instructions so indicated. You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. A proxy may be revoked by a stockholder of record at any time before it is exercised by submitting a written revocation or a later-dated proxy to our Corporate Secretary at the mailing address provided above, by voting again via the internet or telephone, or by attending the Annual Meeting in person and so notifying the Inspector of Elections. If you are a beneficial owner and wish to change your vote, you must contact the organization that holds your shares prior to the Annual Meeting to assist you with this process. If you are a 401(k) Plan participant, you may revoke your voting instructions by submitting a new proxy containing your voting instructions via the internet, by telephone, or by delivering a later dated proxy card by mail prior to May 23, 2023.

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Voting Rules

Stockholders Entitled to Vote - the Record Date. We fixed the close of business on March 27, 2023 as the record date for the determination of stockholders entitled to vote at the Annual Meeting and any adjournment(s) thereof. As of the record date, we had issued and outstanding [_______] shares of common stock and no shares of preferred stock.

Quorum Required. A quorum must be present at the Annual Meeting for us to conduct business at the Annual Meeting. To establish a quorum, we need the presence, either in person or by proxy, of holders of a majority of the shares of our common stock issued, outstanding and entitled to vote. We will count abstentions, "withheld" votes and broker non-votes to determine whether a quorum is present. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power and the nominee has not received voting instructions from the beneficial owner.

Number of Votes. You are entitled to one vote per share of our common stock that you own as of the record date on each matter that is called to vote at the Annual Meeting.

Voting on Proposal No. 1 - Election of Directors. When voting on this proposal, you have two options:

•
vote FOR a nominee; or
•
WITHHOLD authority to vote for a nominee.

If a quorum is present at the Annual Meeting, the eight persons receiving the greatest number of votes will be elected to serve as directors. Therefore, any shares that are not voted and votes that are withheld will not influence the outcome of the election of directors. Brokers who have not received voting instructions from the beneficial owner do not have the discretionary authority to vote on the election of directors. Therefore, broker non-votes will not be considered in the vote totals and will have no effect on the vote regarding the election of directors. However, as described in greater detail in the “Corporate Governance” section of this proxy, our Board of Directors has adopted a plurality plus vote policy that applies to the election of directors. Under this policy, in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of “withheld” votes from his or her election than votes “for” his or her election is required, unless such nominee has previously submitted an irrevocable resignation in accordance with the policy, to tender his or her resignation to the Chairman of the Board of Directors. Consequently, the number of “withheld” votes with respect to a nominee will affect whether or not our plurality plus vote policy will apply to that individual. You may not cumulate your votes for any one of the nominees.

Voting on Other Proposals. When voting on Proposal Nos. 2, 4, 5, 6, 7, 8, 9, 10 and 11, you have three options:

•
vote FOR a given proposal;
•
vote AGAINST a given proposal; or
•
ABSTAIN from voting on a given proposal.

Proposal No. 2 - Advisory vote to approve the compensation of executive officers is advisory in nature and will not be binding on or overrule any decisions by our Board of Directors or the Human Capital Management and Compensation Committee (“HCMCC”) of our Board of Directors. However, the Board of Directors and the HCMCC value the opinions of our stockholders and, to the extent that there is any significant vote against the compensation of our executive officers, we will consider our stockholders’ concerns, and our Board of Directors will evaluate whether any actions are necessary to address those concerns. Brokers do not have discretionary authority to vote on the advisory vote to approve executive compensation. Consequently, broker non-votes will not be considered in the vote totals for this proposal and will have no effect on the vote. For the purpose of determining whether the proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal.

Proposal No. 4 - Approval of the amendment and restatement of our First Amended and Restated 2018 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan requires the affirmative vote of a majority of the shares having voting power on such matter that are present or represented

2023 Proxy Statement	TETRA Technologies, Inc. I 112

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

at the Annual Meeting. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will not be considered in the vote totals for this proposal and will have no effect on the vote. For the purpose of determining whether the proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal.

Proposal No. 5 - Approval of the amendment to our Restated Certificate of Incorporation to eliminate the supermajority voting provision requires the affirmative vote of 66 2/3% of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will have no effect on the vote. In the event that the required vote to approve this proposal is not met, the Simple Majority Amendment will not be applied to the Certificate of Incorporation.

Proposal No. 6 – Approval of the amendment of our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation requires the affirmative vote of a majority of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Consequently, broker non-votes will not be considered in the vote totals for this proposal and will have no effect on the vote. For the purpose of determining whether the proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal. In the event that the required vote to approve this proposal is not met, the proposed Exculpation Amendment will not be applied to the Certificate of Incorporation.

Proposal No. 7 – Board proposal regarding the amendment to our Restated Certificate of Incorporation to create a stockholder right to call for a special stockholder meeting requires the affirmative vote of 66 2/3% of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will have no effect on the vote. In the event that the required vote to approve this proposal is not met, the Special Meeting Amendment will not be applied to the Certificate of Incorporation and the approved corresponding amendments to the Bylaws will not go into effect. Approval of this proposal is not conditioned on the approval or disapproval of Proposal No. 11.

Proposal No. 8 – Approval of certain additional, non-substantive amendments to our Restated Certificate of Incorporation requires the affirmative vote of a majority of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will not be considered in the vote totals for this proposal and will have no effect on the vote. For the purpose of determining whether the proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal. In the event that the required vote to approve this proposal is not met, the Additional Amendments will not be applied to the Certificate of Incorporation.

Proposal No. 9 – Ratification of the Tax Benefits Preservation Plan requires the affirmative vote of a majority of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will not be considered in the vote totals for this proposal and will have no effect on the vote. For the purpose of determining whether the proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal.

Proposal No. 10 - Ratification of the appointment of independent auditors requires the affirmative vote of a majority of the shares having voting power on such matter that are present or represented at the Annual Meeting. Proposal No. 10 is considered to be “routine” under NYSE rules. As such, brokers who have not received voting instructions from the beneficial owner have the discretionary authority to vote on this matter. Therefore, there will be no broker non-votes for this proposal. For the purpose of determining whether the proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal.

Proposal No. 11 - The stockholder proposal is precatory and, accordingly, is not binding on the Board of Directors or the Company and requires the affirmative vote of 66 2/3% of the common shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Brokers do not have discretionary authority to vote

2023 Proxy Statement	TETRA Technologies, Inc. I 113

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

on this proposal. Consequently, broker non-votes will not be considered in the vote totals for this proposal and will have no effect on the vote. For the purpose of determining whether the proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal.

Voting on Proposal No. 3 – Frequency of future advisory votes on executive compensation. When voting on this proposal, you have four options:

•
vote to conduct advisory votes on executive compensation every year;
•
vote to conduct advisory votes on executive compensation once every two years;
•
vote to conduct advisory votes on executive compensation once every three years;
•
or abstain from voting.

If a quorum is present at the Annual Meeting, the voting frequency receiving the greatest number of votes of the shares having voting power on such matter that are present or represented at the Annual Meeting will be the frequency for the advisory vote on executive compensation that has been selected by our stockholders. If you abstain from voting on this proposal, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum and your abstention will have no effect on this vote. Brokers who have not received voting instructions from the beneficial owner do not have the discretionary authority to vote on this matter. Therefore, broker non-votes will not be included in the vote totals and will have no effect on the vote regarding the frequency of future advisory votes on executive compensation. The Board of Directors will carefully consider and take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. Our Board of Directors is not currently aware of any such other matters.

Voting of Proxies with Unmarked Votes. All proxies that are properly completed, signed, and returned or submitted via the internet or by telephone prior to the Annual Meeting will be voted. If you properly execute and return or submit a proxy with no votes marked, your shares will be voted as recommended by our Board of Directors. Our Board of Directors has unanimously recommended that stockholders vote as follows:

•
FOR the election of each of the nominees for director;
•
FOR the advisory vote to approve executive compensation;
•
ANNUALLY (1 YEAR) for the advisory vote on the frequency of future advisory votes on executive compensation;
•
FOR the approval of our Second Amended and Restated 2018 Equity Incentive Plan;
•
FOR the approval of the amendment of our Restated Certificate of Incorporation to eliminate the supermajority voting provisions;
•
FOR the approval of the amendment of our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation;
•
FOR the approval of the amendment of our Restated Certificate of Incorporation to create a stockholder right to call for a special stockholder meeting;
•
FOR the approval of certain administrative and clarifying changes to our Restated Certificate of Incorporation;
•
FOR the ratification of our Tax Benefits Preservation Plan;
•
FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm; and

2023 Proxy Statement	TETRA Technologies, Inc. I 114

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

•
AGAINST the stockholder proposal entitled, “Proposal 11 – Adopt a Shareholder Right to Call a Special Shareholder Meeting,” if properly presented at the meeting.

It is possible for a proxy to indicate that some of the shares represented are not being voted as to certain proposals. This occurs, for example, when a broker is not permitted to vote on a proposal without instructions from the beneficial owner of the stock. In such a case, the non-voted shares will be considered in the manner described herein.

Who Counts the Votes. Votes will be counted by Computershare Trust Company, N.A.

Information About the Solicitation of Proxies.

Our Board of Directors is soliciting the proxy accompanying this statement in connection with the Annual Meeting. In addition to the solicitation of proxies by use of this proxy statement, our directors, officers, and employees may, without extra compensation, solicit the return of proxies by mail, personal interview, telephone, or email. We have also retained Alliance Advisors, LLC to assist in the solicitation of proxies for a fee of approximately $12,500 plus customary costs and other expenses. Brokerage houses and other custodians, nominees, and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

We will pay all costs of preparing, printing, assembling, and delivering the Notice of the Annual Meeting, the Notice, this proxy statement, the enclosed form of proxy card and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation.

Householding of Annual Meeting Materials

SEC rules regarding the delivery of the notice of internet availability, proxy statements and annual reports permit us, in specified circumstances, to deliver a single set of these reports to any address at which two or more stockholders reside. This method of delivery, often referred to as “householding,” will reduce the amount of duplicative information that security holders receive and lower printing and mailing costs for us. Each stockholder will continue to receive a separate proxy card.

We have delivered only one notice of internet availability of the proxy materials or one paper copy proxy statement and annual report, as applicable, to eligible stockholders who share an address, unless we received contrary instructions from any such stockholder prior to the mailing date. If a stockholder prefers to receive separate copies of our notice of internet availability of proxy materials or our proxy statement or annual report, either now or in the future, we will promptly deliver, upon written or oral request, a separate copy of the notice of internet availability of proxy materials or our proxy statement or annual report, as requested, to that stockholder at the shared address to which a single copy was delivered. Such requests should be communicated to our transfer agent, Computershare Investor Services, either by sending a request in writing to P.O. Box 43006, Providence, RI 02940-3006 (or courier delivery to 150 Royall St., Suite 101, Canton, MA 02021), or by calling 1-866-641-4276.

If you are currently a stockholder sharing an address with another stockholder and wish to have only one notice of internet availability of proxy materials or Proxy Statement and annual report delivered to the household in the future, please contact Computershare at the address or telephone number indicated above.

By order of the Board of Directors,

Kimberly M. O'Brien
Corporate Secretary
April [11], 2023
The Woodlands, Texas

2023 Proxy Statement	TETRA Technologies, Inc. I 115

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

2023 Proxy Statement	TETRA Technologies, Inc. I 116

APPENDIX A – INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES

APPENDIX A – INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES

Statement Regarding Use of Non-GAAP Financial Measures

In addition to financial results determined in accordance with U.S. GAAP, this proxy may include the following non-GAAP financial measures for the Company: consolidated and segment adjusted EBITDA, and return on capital employed. The following schedules provide reconciliations of the non-GAAP financial measures included in this proxy to their most directly comparable U.S. GAAP measures. The non-GAAP financial measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with U.S. GAAP, as more fully discussed in the Company’s financial statements and filings with the Securities and Exchange Commission.

Adjusted EBITDA for external reporting purposes is defined as earnings before interest, taxes, depreciation, amortization, impairments, and certain non-cash charges, non-recurring adjustments and discontinued operations. Adjusted EBITDA for compensation purposes also excludes adjusted realized and unrealized income or loss from investments and certain board and executive compensation, which are considered outside of management’s control. Adjusted EBITDA is used by management as a supplemental financial measure to assess the financial performance of the Company’s assets, without regard to financing methods, capital structure or historical cost basis and to assess the Company’s ability to incur and service debt and fund capital expenditures. Management believes that the exclusion of the special charges from the historical results of operations enables management to evaluate more effectively the Company’s operations over the prior periods and to identify operating trends that could be obscured by the excluded items.

Return on capital employed is defined as Adjusted EBIT divided by average net capital employed. Adjusted EBIT is defined as earnings before interest, taxes, and certain non-cash charges, non-recurring adjustments and discontinued operations. Net capital employed is defined as assets, excluding assets associated with discontinued operations, plus impaired assets, less investment in CSI Compressco prior to the GP Sale, less cash and cash equivalents and restricted cash, and less current liabilities, excluding current liabilities associated with discontinued operations. Average net capital employed is calculated as the average of the beginning and ending net capital employed for the respective periods. Return on capital employed is used by management as a supplemental financial measure to assess the financial performance of the Company relative to assets, without regard to financing methods or capital structure.

Adjusted free cash flow from continuing operations is defined as cash from operating activities less discontinued operations adjusted EBITDA less continuing operations capital expenditures net of sales proceeds, less payments on finance lease obligations and including cash distributions to TETRA from CSI Compressco and cash from other investments. Management uses this supplemental financial measure to:

•
assess the Company’s ability to retire debt;
•
evaluate the capacity of the Company to further invest and grow; and
•
to measure the performance of the Company as compared to its peer group.

Adjusted free cash flow from continuing operations do not necessarily imply residual cash flow available for discretionary expenditures, as they exclude cash requirements for debt service or other non-discretionary expenditures that are not deducted.

Cash from operations per share is defined as Adjusted EBITDA for compensation purposes, less interest expense and cash taxes, plus cash distributions to TETRA from CSI Compressco and cash from other investments; divided by weighted average common shares outstanding.

2023 Proxy Statement	TETRA Technologies, Inc. I 117

APPENDIX A – INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA

The following reconciliation of Adjusted EBITDA is presented as a supplement to financial results prepared in accordance with GAAP.

	Year Ended December 31, 2022
	Completion Fluids & Products	Water & Flowback Services	Corporate SG&A	Other and Eliminations	Total
	(In Thousands)
Net income (loss) before taxes and discontinued operations	$57,366	$15,732	$(45,077)	$(16,855)	$11,166
Insurance recoveries	(3,750)	-	-	-	(3,750)
Impairments and other charges	562	2,242	-	-	2,804
Exploration and pre-development costs	6,635	-	-	-	6,635
Adjustment to long-term incentives	-	-	4,510	-	4,510
Transaction, restructuring, and other expenses	576	638	-	-	1,214
Adjusted income (loss) before taxes and discontinued operations	$61,389	$18,612	$(40,567)	$(16,855)	$22,579
Adjusted interest expense, net	(1,346)	138	-	17,041	15,833
Adjusted depreciation and amortization	7,455	24,683	-	681	32,819
Equity compensation expense	-	-	6,880	-	6,880
Adjusted EBITDA for external reporting purposes	$67,498	$43,433	$(33,687)	$867	$78,111
Adjusted realized and unrealized (income) loss from investments	553	-	(733)	-	(180)
Adjusted EBITDA for compensation purposes	$68,051	$43,433	$(34,420)	$867	$77,931

	Year Ended December 31, 2021
	Completion Fluids & Products	Water & Flowback Services	Corporate SG&A	Other and Eliminations	Total
	(In Thousands)
Net income (loss) before taxes and discontinued operations	$54,981	$(11,116)	$(39,990)	$(18,596)	$(14,721)
Adjustment to long-term incentives	-	-	4,675	-	4,675
Transaction, restructuring, and other expenses	1,531	1,718	2,419	-	5,668
Stock warrant fair value adjustment	-	-	-	(198)	(198)
Former CEO stock appreciation right expense	-	-	865	-	865
Impairments and other charges	-	-	-	132	132
Allowance for bad debt	-	(230)	-	-	(230)
Adjusted income (loss) before taxes and discontinued operations	$56,512	$(9,628)	$(32,031)	$(18,662)	$(3,809)
Adjusted interest expense, net	(595)	(512)	-	17,483	16,376
Adjusted depreciation and amortization	6,885	25,045	-	889	32,819
Equity compensation expense	-	-	4,664	-	4,664
Adjusted EBITDA for external reporting purposes	$62,802	$14,905	$(27,367)	$(290)	$50,050
Adjusted realized and unrealized (income) loss from investments	(12,772)	-	419	-	(12,353)
Board and executive compensation adjustments	-	-	309	-	309
Adjusted EBITDA for compensation purposes	$50,030	$14,905	$(26,639)	$(290)	$38,006

2023 Proxy Statement	TETRA Technologies, Inc. I 118

APPENDIX A – INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES

	Year Ended December 31, 2020
	Completion Fluids & Products	Water & Flowback Services	Corporate SG&A	Other and Eliminations	Total
	(In Thousands)
Net income (loss) before taxes and discontinued operations	$55,334	$(21,850)	$(36,201)	$(22,369)	$(25,086)
Severance	1,166	1,853	1,555	-	4,574
Transaction, restructuring, and other expenses	1,177	985	1,009	-	3,171
Stock warrant fair value adjustment	-	-	-	(251)	(251)
Impairments and other charges	108	-	-	98	206
Allowance for bad debt	3,919	1,122	-	-	5,041
Adjusted income (loss) before taxes and discontinued operations	$61,704	$(17,890)	$(33,637)	$(22,522)	$(12,345)
Adjusted interest expense, net	(853)	(1,594)	-	20,727	18,280
Adjusted depreciation and amortization	7,389	30,384	-	708	38,481
Equity compensation expense	-	-	4,721	-	4,721
Adjusted EBITDA for external reporting purposes	$68,240	$10,900	$(28,916)	$(1,087)	$49,137
Adjusted realized and unrealized (income) loss from investments	(1,980)	-	-	-	(1,980)
Board and executive compensation adjustments	-	-	607	-	607
Adjusted EBITDA for compensation purposes	$66,260	$10,900	$(28,309)	$(1,087)	$47,764

Return on Capital Employed

The following reconciliation of return on capital employed is presented as a supplement to financial results prepared in accordance with GAAP.

	Year Ended December 31,
	2022	2021	2020
	(In Thousands)
Net income (loss) before taxes and discontinued operations	$11,166	$(14,721)	$(25,086)
Insurance recoveries	(3,750)	-	-
Exploration and pre-development costs	6,635	-	-
Adjustment to long-term incentives	4,510	4,675	-
Transaction, restructuring, severance, and other expenses	1,214	5,668	7,745
Impairments and other charges	2,804	132	206
Stock warrant fair value adjustment	-	(198)	(251)
Former CEO stock appreciation right expense	-	865	-
Allowance for bad debt	-	(230)	5,041
Adjusted income (loss) before taxes and discontinued operations	$22,579	$(3,809)	$(12,345)
Adjusted interest expense, net	15,833	16,376	18,280
Other adjustments	-	(161)	(2,666)
Adjusted EBIT	$38,412	$12,406	$3,269

2023 Proxy Statement	TETRA Technologies, Inc. I 119

APPENDIX A – INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES

	December 31, 2022	December 31, 2021
	(In Thousands, Except Percents)
Consolidated total assets	$434,366	$398,266
Plus: assets impaired in last twelve months	2,804	581
Less: cash, cash equivalents, and restricted cash associated with continuing operations	13,592	31,551
Other adjustments	-	(579)
Adjusted assets employed	$423,578	$366,717

Consolidated current liabilities	124,267	97,142
Less: current liabilities associated with discontinued operations	920	1,385
Adjusted current liabilities	$123,347	$95,757

Net capital employed	300,231	270,960
Average net capital employed	$285,596
Adjusted EBIT as % of average net capital employed for the year ended December 31, 2022	13.4%

	December 31, 2021	December 31, 2020
	(In Thousands, Except Percents)
Consolidated total assets	$398,266	$1,132,839
Plus: assets impaired in last twelve months	581	556
Less: assets associated with discontinued operations	-	710,006
Less: cash, cash equivalents, and restricted cash associated with continuing operations	31,551	67,317
Other adjustments	(579)	(2,232)
Adjusted assets employed	$366,717	$353,840

Consolidated current liabilities	97,142	798,078
Less: current liabilities associated with discontinued operations	1,385	734,039
Adjusted current liabilities	$95,757	$64,039

Net capital employed	270,960	289,801
Average net capital employed	$280,381
Adjusted EBIT as % of average net capital employed for the year ended December 31, 2021	4.4%

	December 31, 2020	December 31, 2019
	(In Thousands, Except Percents)
Consolidated total assets	$1,132,839	$1,271,922
Plus: assets impaired in last twelve months	556	-
Less: investment in CSI Compressco	-	61,200
Less: assets associated with discontinued operations	710,006	822,699
Less: cash, cash equivalents, and restricted cash associated with continuing operations	67,317	15,334
Other adjustments	(15,504)	(1,001)
Adjusted assets employed	$340,568	$371,688

Consolidated current liabilities	798,078	188,723
Less: current liabilities associated with discontinued operations	734,039	102,462
Adjusted current liabilities	$64,039	$86,261

Net capital employed	276,529	285,427
Average net capital employed	$280,978
Adjusted EBIT as % of average net capital employed for the year ended December 31, 2020	1.2%

2023 Proxy Statement	TETRA Technologies, Inc. I 120

ANNEX A – AMENDED & RESTATED 2018 EQUITY INCENTIVE PLAN

TETRA TECHNOLOGIES, INC.
~~FIRST~~ SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

1.
Purposes of this Plan. The purposes of this Plan are to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) attract and retain Outside Directors, (iii) provide additional incentive to Employees, Consultants, and Outside Directors and (iv) promote the success of the Company's business interests. This Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Other Stock-Based Awards and cash-based awards.
2.
Definitions. As used in this Plan, the following definitions shall apply:
(a)
“Administrator” means the Board or any of its Committees that shall be administering this Plan, in accordance with Section 4 of this Plan.
(b)
“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan.
(c)
“Award” means, individually or collectively, a grant under this Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Other Stock‑Based Awards and cash-based awards.
(d)
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award. An Award Agreement is subject to the terms and conditions of this Plan.
(e)
“Awarded Stock” means the Common Stock subject to an Award.
(f)
“Board” means the Board of Directors of the Company.
(g)
“Cause” means as defined in an employment agreement or similar agreement between the Participant and the Company. If no such agreement exists, or if such an agreement exists but “cause” is not defined therein, then Cause means a termination of the Participant's status as a Service Provider because of: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under an Award Agreement or any other material agreement between the Participant and the Company; (ii) the Participant's conviction of, or plea of nolo contendere to, (A) any felony or (B) another crime involving dishonesty or moral turpitude or which could reflect negatively upon the Company or any Subsidiary or otherwise impair or impede its or their operations; (iii) the Participant engaging in any act of dishonesty, violence or violation of federal securities laws that is or could be materially injurious to the Company or any of its Subsidiaries or affiliates; (iv) the Participant's material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company or any of its Subsidiaries; (v) the Participant's refusal to follow the lawful directions of the Participant's immediate supervisor, the Administrator or the Committee; or (vi) any other willful misconduct by the Participant which is materially injurious to the financial condition, operations or business reputation of the Company or any of its Subsidiaries or affiliates. Notwithstanding anything herein to the contrary, whether Cause exists shall be determined in the sole discretion of the Committee.
(h)
“Change in Control” means (y) if the Participant is a party to an employment agreement or similar agreement between the Participant and the Company and any such agreement provides for a definition of “change in control” (or substantially similar term), the definition contained therein, or (z) if no such agreement exists, or if any such agreement exists but “change in control” (or substantially similar term) is not defined therein, then Change in Control means the occurrence of any of the following events:

(i)
Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), but other than (1) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate, or (2) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock in the Company) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;
(ii)
The sale or disposition by the Company of all or substantially all of the Company's assets other than (1) the sale or disposition of all or substantially all of the assets of the Company to a person or persons (as defined above) who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (2) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the Company's stockholders;
(iii)
A change in the composition of the Board during any twelve (12) consecutive month period the result of which fewer than a majority of the Directors are Incumbent Directors. For this purpose, “Incumbent Directors” are Directors who are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company); or
(iv)
A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
(i)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the U.S. Treasury regulations promulgated thereunder. Any reference to a section of the Code shall be deemed a reference to any successor or amended section of the Code.
(j)
“Committee” means a committee of Directors or other individuals that satisfies Applicable Laws and was appointed by the Board in accordance with Section 4 of this Plan.
(k)
“Common Stock” means the common stock, $0.01 par value per Share, of the Company.
(l)
“Company” means TETRA Technologies, Inc., a Delaware corporation, and any successor to thereto.
(m)
“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
(n)
“Corporate Transaction” means a transaction described in either clause (ii) or clause (iv) of the definition of a Change in Control.
(o)
“Date of Grant” means the effective date on which an Award is granted by the Administrator to a Participant, or such later date as may be specified by the Administrator on the date the Administrator approves the Award, in each case as set forth in the applicable Award Agreement; provided, however, that for purposes of compliance with Section 16 of the Exchange Act or other Applicable Law, the Date of Grant will be the date of shareholder approval of the Plan if such date is later than the effective date of the Award, as applicable.
(p)
“Director” means a member of the Board.
(q)
“Disability” means, if the Participant is a party to an employment agreement or similar agreement between the Participant and the Company and any such agreement provides for a definition of “disability” (or substantially similar term), the definition contained therein. If no such agreement exists, or if any such agreement exists but “disability” (or substantially similar term) is not defined therein, then (y) Disability shall have the meaning given to such term (or substantially similar term) within a disability insurance program that is sponsored by the Company for the benefit of the Participant, or if no such definition exists or the Participant is not covered by such a program, then (z) Disability means Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company; or (iii) is determined by the Social Security Administration to be disabled. Notwithstanding the foregoing to the contrary, the term Disability means a total and permanent disability as defined in Section 22(e)(3) of the Code for all Awards intended to qualify for Incentive Stock Option treatment. For all purposes of this Section 2(q), the Participant shall not be considered to have incurred a “disability” unless proof of such impairment, sufficient to satisfy the Administrator in its sole discretion, is provided by or on behalf of such Participant to the Administrator.
(r)
“Dividend Equivalent” means a credit, made at the sole discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant. Under no circumstances shall the payment of a Dividend Equivalent be made contingent on the exercise of an Option or Stock Appreciation Right. Additionally, Dividend Equivalents shall be subject to the same restrictions on transferability and forfeitability as the Award with respect to which they were paid.
(s)
“Employee” means any person, including an officer, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute “employment” by the Company.
(t)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(u)
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)
In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

Notwithstanding the foregoing to the contrary, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(v)
“Incentive Stock Option” means an Option intended to qualify and receive favorable tax treatment as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.
(w)
“Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(x)
“Option” means an Incentive Stock Option or a Nonqualified Stock Option to purchase Common Stock granted pursuant to this Plan.
(y)
“Other Stock-Based Award” means any other award not specifically described in this Plan that is payable by delivery of Shares or valued, in whole or in part, by reference to, or are otherwise based on, Shares in accordance with Section 12 of this Plan.
(z)
“Outside Director” means a Director of the Company who is not an Employee.
(aa)
“Parent” means either (y) with respect to an Award of Incentive Stock Options, a “parent corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the

Code; or (z) with respect to an Award other than an Incentive Stock Option, an entity that is a parent to the Company as determined by the Board.
(bb)
“Participant” means a Service Provider who has been granted an Award under this Plan or, if applicable, such other person who holds an outstanding Award.
(cc)
“Performance Goal” means a goal which has been established by the Committee in connection with an Award and that is based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: net income; cash flow; cash flow on investment; cash flow from operations; pre-tax or post-tax profit levels or earnings; operating income or earnings; closings; return on investment; earned value added; expenses; free cash flow; free cash flow per share; earnings; earnings per share; net earnings per share; net earnings from continuing operations; sales growth; sales volume; economic profit; expense reduction; return on assets; return on net assets; return on equity; return on capital; return on sales; return on invested capital; organic revenue; growth in managed assets; total stockholder return; stock price; stock price appreciation; EBITDA; adjusted EBITDA; return in excess of cost of capital; profit in excess of cost of capital; capital expended; working capital; net operating profit after tax; operating margin; profit margin; adjusted revenue; revenue; net revenue; operating revenue; cash provided by operating activities; net cash provided by operating activities per share; cash conversion percentage; new sales; net new sales; cancellations; gross margin; gross margin percentage; revenue before deferral; implementation or completion of critical projects; research; horsepower; horsepower utilization rate; product development; government relations; compliance; mergers; acquisitions or sales of assets or subsidiaries; health; safety; environmental; debt level; cost reduction targets; equity ratios; depreciation and amortization; G&A expense or adjusted G&A measures; charge offs; and such other criteria as established by the Committee in its sole discretion from time to time.
(dd)
“Performance Period” means the time period during which the Performance Goals must be met.
(ee)
“Performance Share” means Shares issued pursuant to a Performance Share Award under Section 10 of this Plan.
(ff)
“Performance Unit” means, pursuant to Section 10 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal to the value set forth in the Award Agreement.
(gg)
“Plan” means this ~~First~~ Second Amended and Restated 2018 Equity Incentive Plan. In accordance with Section 16, this Plan became effective on the date it was adopted by the Board, subject to the Company's stockholders approving this Plan within the 12-month period thereafter.
(hh)
“Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8 of this Plan.
(ii)
“Restricted Stock Unit” means an unfunded and unsecured promise to deliver Shares, cash, other securities or a combination thereof equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, or as otherwise set forth in the Award Agreement, pursuant to Section 11.
(jj)
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to this Plan.
(kk)
“Service Provider” means an Employee, Consultant, or Outside Director.
(ll)
“Share” means a share of Common Stock, as may be adjusted in accordance with Section 15 of this Plan.
(mm)
“Share Reserve” has the meaning set forth in Section 3(a).
(nn)
“Stock Appreciation Right” or “SAR” means an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the difference between the Fair Market Value of a Share as of the date such SAR is exercised and the Fair Market Value of a Share as of its Date of Grant, or as otherwise set forth in the Award Agreement, pursuant to Section 9.
(oo)
“Subsidiary” means either (y) with respect to an Award of Incentive Stock Options, a “subsidiary corporation” with respect to the Company, whether now or hereafter existing, as defined in Section

424(f) of the Code; or (z) with respect to an Award other than an Incentive Stock Option, and for any other purpose herein, an entity that is a subsidiary of the Company as determined by the Board.
3.
Stock Subject to this Plan.
(a)
Stock Subject to this Plan. Subject to the provisions of Section 15(a) of this Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under this Plan is ~~eleven~~ sixteen million ~~eight~~ three hundred sixty five thousand (~~11,865,000~~ 16,365,000) Shares, all of which may be subject to Incentive Stock Option treatment. Awards that may be settled only in cash shall not be counted against the Share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year. Shares issued under this Plan may come from authorized and unissued shares or treasury shares.
(b)
Effect of Forfeitures and Other Actions. Any Shares subject to an Award that expires, is cancelled or forfeited or is settled for cash shall, to the extent of such cancellation, forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the Share Reserve shall be correspondingly replenished. The following Shares shall not, however, again become available for Awards or replenish the Share Reserve: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option issued under this Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award under this Plan, (iii) Shares repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan, and (iv) Shares subject to a stock settled Stock Appreciation Right issued under this Plan that are not issued in connection with the settlement of that Award upon its exercise.
(c)
Reserved Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.
(d)
No Fractional Shares. No fractional Shares will be issued under the Plan, but the Administrator may, in its discretion, adopt any rounding convention it deems suitable or pay cash in lieu of any fractional Share in settlement of an Award.
4.
Administration of this Plan.
(a)
Procedure.
(i)
Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer this Plan.
(ii)
Rule 16b-3. If a transaction is intended to be exempt under Rule 16b-3, then it shall be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii)
Other Administration. Other than as provided above, this Plan shall be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws.
(b)
Powers of the Administrator. Subject to (i) the provisions of this Plan and compliance with Applicable Laws, and (ii) in the case of a Committee, the specific duties delegated by the Board to the Committee, the Administrator shall have the authority, in its discretion to take the following actions under the Plan:
(i)
determine the Fair Market Value of Awards;
(ii)
select the Service Providers to whom Awards may be granted under this Plan;
(iii)
determine the number of Shares to be covered by each Award granted under this Plan;
(iv)
determine when Awards are to be granted under this Plan and the applicable Date of Grant;
(v)
approve forms of Award Agreements for use under this Plan;
(vi)
determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted under this Plan including, but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals), any acceleration of vesting or waiver of forfeiture or repurchase restrictions (subject to the provisions of Section 6(c)), and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
(vii)
construe and interpret the terms of this Plan and Award Agreements;
(viii)
prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to the creation and administration of sub-plans;
(ix)
amend the terms of any outstanding Award, including the discretionary authority to extend the post‑termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect the Participant's rights under an outstanding Award shall not be made without the Participant's written consent. Notwithstanding the foregoing, an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment causes an Incentive Stock Option to become a Nonqualified Stock Option or if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences to the Participant of Section 409A of the Code;
(x)
allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award up to the number of Shares or cash having a Fair Market Value equal to the amount required to be withheld based on any amount up to the minimum supplemental income tax rate in the applicable jurisdiction. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of the tax to be withheld is to be determined, and all elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
(xi)
authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii)
allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award to the extent permitted under Section 409A of the Code;
(xiii)
determine whether Awards shall be settled in Shares, cash or in a combination of Shares and cash;
(xiv)
determine whether Awards shall be adjusted for dividends or Dividend Equivalents, provided, however, that to the extent an Award is to be settled in Shares, any dividends or Dividend Equivalents shall not be issued or granted with respect to unvested Awards, and instead shall be held by the Company and delivered to the Participant, if at all, only upon such Award becoming vested;
(xv)
create Other Stock-Based Awards for issuance under this Plan;
(xvi)
impose such restrictions, conditions or limitations as it determines appropriate with respect to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
(xvii)
to the extent consistent with Section 409A of the Code, establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals, or other event that, absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award;
(xviii)
to interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission under, this Plan or any Award Agreement or other and any instrument or agreement relating to an Award; and
(xix)
taking such actions as are provided in Section 4(d) with respect to Awards to foreign Service Providers; and

(xx)
make all other determinations that the Administrator deems necessary or advisable for administering this Plan.

The express grant in this Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board under the express terms of this Plan or by Applicable Laws.

(c)
Prohibition on Repricing of Options and SARs. Notwithstanding anything in this Plan to the contrary, no repricing of Options or SARs may be effectuated without the prior approval of the Company's stockholders; provided, however, that the foregoing prohibition shall not apply to the extent an adjustment is required under Section 15.
(d)
Awards to Foreign Service Providers. The Administrator may grant Awards to Service Providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in this Plan as may, in the judgment of the Administrator, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of this Plan. In connection therewith, the Administrator may establish such subplans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.
(e)
Effect of Administrator's Decision. The Administrator's decisions, determinations, actions and interpretations shall be final, conclusive and binding on all persons having an interest under this Plan.
(f)
Indemnification. The Company shall defend and indemnify all past and present members of the Board, the Committee, the Administrator, officers and Employees of the Company or of a Parent or Subsidiary to whom authority to act for the Board, the Committee, the Administrator or the Company has been delegated under this Plan (“Indemnitees”), to the maximum extent permitted by law, against (i) all reasonable expenses, including reasonable attorneys' fees incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein (collectively, a “Claim”), to which any of them is a party by reason of any action taken or failure to act in connection with this Plan, or in connection with any Award granted under this Plan; and (ii) all amounts required to be paid by them in settlement of a Claim (provided the settlement is approved by the Company) or required to be paid by them in satisfaction of a judgment in any Claim. However, no such person shall be entitled to indemnification to the extent it is determined in such Claim that such person did not in good faith and in a manner reasonably believed to be in the best interests of the Company (or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful). In addition, to be entitled to indemnification, the Indemnitee must, within thirty (30) days after written notice of the Claim, offer the Company, in writing, the opportunity, at the Company's expense, to defend the Claim. The right to indemnification shall be in addition to all other rights of indemnification available to the Indemnitee.
5.
Eligibility. With the exception of Incentive Stock Options, Awards may be granted to Employees, Consultants, and Outside Directors. Incentive Stock Options may be granted only to Employees.
6.
Limitations.
(a)
$100,000 Limitation for Incentive Stock Options. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Options with respect to such Shares are granted.
(b)
Special Annual Limits. Subject to Section 15(a) of this Plan, the maximum number of Shares that may be subject to Options or Stock Appreciation Rights granted to any Employee or Consultant in any calendar year shall equal one million (1,000,000) Shares. Subject to Section 15(a) of this Plan, the maximum number of Shares that may be subject to Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards granted to any Employee or Consultant in any calendar year shall equal one million

(1,000,000) Shares. No Outside Director may be granted during any calendar year Awards having an aggregate Fair Market Value, determined on the Date of Grant, in excess of $300,000.
(c)
Minimum Vesting Requirement. Except as permitted under the Carve-Out Exception (defined below), all Awards that are designated to be settled in Shares shall be subject to a minimum vesting requirement of at least one year from the date the Award was granted, and no portion of any such Award may vest or become exercisable earlier than the first anniversary of the date such Award was granted; provided, however, that the foregoing minimum vesting requirement shall not apply: (i) with respect to 5% of the Share reserve as initially set forth in Section 3(a) (such 5% being the “Carve-Out Exception”), and (ii) to the vesting of an Award that is accelerated as a result of a Change in Control under terms consistent with this Plan. For purposes of clarity and avoidance of doubt, the vesting of Awards that have not been held by a Participant for at least one year from the Date of Grant may be accelerated (in whole or in part) in accordance with the terms of this Plan, however, any such acceleration, other than in connection with a Change in Control, within such one-year period with respect to Awards designated to be settled in Shares shall be included in, and reduce the number of Shares available under, the Carve-Out Exception. To the extent Section 3(a) is amended to increase the number of Shares reserved therein, then 5% of the Shares subject to such increase shall be added to, and increase, the number of Shares subject to the Carve-Out Exception.
7.
Options.
(a)
Grant of Options. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.
(b)
Option Agreement. Each Award of an Option shall be evidenced by an Award Agreement that shall specify the Date of Grant, exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions (if any) applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
(c)
Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be 10 years from the Date of Grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the Date of Grant or such shorter term as may be provided in the Award Agreement.
(d)
Option Exercise Price and Consideration.
(i)
Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be determined by the Administrator, subject to the following:
(1)
In the case of an Incentive Stock Option:
(A)
granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the Date of Grant; and
(B)
granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the Date of Grant.
(2)
In the case of a Nonqualified Stock Option, the per Share exercise price shall be determined by the Administrator, but shall not be less than the Fair Market Value per Share on the Date of Grant unless the terms of such Nonqualified Stock Option would otherwise comply with the exemption from taxation under Section 409A of the Code.
(3)
Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the Date of Grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. Subject to the provisions of Section 6(c), the Administrator may, in its sole discretion, accelerate the satisfaction of such conditions at any time.
(e)
Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:
(i)
cash;
(ii)
check;
(iii)
in the discretion of the Administrator, other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences;
(iv)
in the discretion of the Administrator, consideration received by the Company under a cashless exercise or net exercise program implemented by the Company in connection with this Plan;
(v)
in the discretion of the Administrator, a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;
(vi)
in the discretion of the Administrator, any combination of the foregoing methods of payment; or
(vii)
in the discretion of the Administrator, any other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.
(f)
Exercise of Option.
(i)
Procedure for Exercise; Rights as a Stockholder. Any Option granted under this Plan shall be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option shall be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of this Plan or the applicable Award Agreement. Exercising an Option in any manner shall decrease the number of Shares thereafter available for purchase under the Option by the number of Shares as to which the Option is exercised.
(ii)
Termination of Relationship as a Service Provider (Other Than Death or Disability). If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised following a Participant ceasing to be a Service Provider, the vested portion of such Option shall be exercisable for three (3) months following his or her ceasing to be a Service Provider (other than upon the Participant's death or Disability). Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider (other than upon the Participant's death or Disability), then immediately thereafter, the Shares covered by the unvested portion of the Option shall again be available for grant under this Plan as set forth in Section 3. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the specified time period, then immediately thereafter, the Option shall terminate and the Shares covered by the unexercised portion of the Option shall again be available for grant under this Plan as set forth in Section 3.
(iii)
Disability of Participant. If a Participant ceases to be a Service Provider as a result of his or her Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised following a Participant ceasing to be a Service Provider as a result of his or her Disability, the vested portion of such Option shall be exercisable for twelve (12) months following the Participant ceasing to be a Service Provider as a result of his or her Disability. Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider as a result of his or her Disability, then immediately thereafter, the Shares covered by the unvested portion of the Option shall again be available for grant under this Plan as set forth in Section 3. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the specified time period, then immediately thereafter, the Option shall terminate and the Shares covered by the unexercised portion of the Option shall again be available for grant under this Plan as set forth in Section 3.
(iv)
Death of Participant. If a Participant dies while a Service Provider, the vested portion of the Option may be exercised within the time period specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement), by the beneficiary designated by the Participant prior to his or her death in accordance with Section 26. If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised following a Participant's death, the vested portion of such Option shall be exercisable for twelve (12) months following his or her date of death. Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider as a result of his or her death, then immediately thereafter, the Shares covered by the unvested portion of the Option shall again be available for grant under this Plan as set forth in Section 3. Additionally, if the Participant's beneficiary designated pursuant to Section 26 does not exercise the Option as to all of the vested Shares within the specified time period, then immediately thereafter, the Option shall terminate and the Shares covered by the unexercised portion of the Option shall again be available for grant under this Plan as set forth in Section 3.
8.
Restricted Stock.
(a)
Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.
(b)
Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
(c)
Removal of Restrictions. Subject to the provisions of Section 6(c), the Administrator may, in its sole discretion, accelerate the time at which any restrictions shall lapse or be removed.
(d)
Voting Rights. Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise as set forth in the Award Agreement.
(e)
Dividends and Other Distributions. Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares. All such dividends and distributions shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid and no such dividends or other distributions shall be issued or granted with respect to shares of Restricted Stock, and instead shall be held by the Company and delivered to the Participant, if at all, only upon such Awards becoming vested.
(f)
Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall again be available for grant under this Plan as set forth in Section 3.

9.
Stock Appreciation Rights.
(a)
Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Service Provider at any time and from time to time as shall be determined by the Administrator in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider. Subject to the provisions of Section 6(c), the Administrator shall have complete discretion to determine the terms and conditions of SARs granted under this Plan, including the sole discretion to accelerate exercisability at any time; provided, however, that the per Share exercise price that will determine the amount of the payment the Company receives upon exercise of a SAR shall not be less than the Fair Market Value per Share on the Date of Grant.
(b)
SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Date of Grant, exercise price, the term, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
(c)
Expiration of SARs. A SAR granted under this Plan shall expire upon the date determined by the Administrator, in its sole discretion, as set forth in the Award Agreement; provided, however, no SAR shall be exercisable later than 10 years after the Date of Grant. Notwithstanding the foregoing, the rules of Sections 7(f)(ii), 7(f)(iii) and 7(f)(iv) shall also apply to SARs.
(d)
Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(i)
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)
The number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Administrator, the payment upon the exercise of a SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

10.
Performance Units and Performance Shares.
(a)
Grant of Performance Units and Performance Shares. Subject to the terms and conditions of this Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator in its sole discretion. The Administrator shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Service Provider.
(b)
Value of Performance Units and Performance Shares. Each Performance Unit and Performance Share shall have an initial value established by the Administrator on or before the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant.
(c)
Performance Goals and Other Terms. The Administrator shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, shall determine the number or value of Performance Units and Performance Shares that shall be paid out to the Participant. Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Date of Grant, Performance Period and such other terms and conditions as the Administrator in its sole discretion shall determine. The Administrator may set Performance Goals based upon the achievement of Company‑wide, divisional, or individual goals (including solely continued service) or any other basis determined by the Administrator in its sole discretion.
(d)
Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. After the grant of Performance Units or Performance Shares, and subject to the provisions of Section 6(c), the Administrator may, in its sole discretion, reduce or waive any performance objectives for the Performance Unit or Performance Share.

(e)
Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and earned Performance Shares, if any, shall be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as applicable, at the close of the applicable Performance Period) or in a combination of cash and Shares.
(f)
Cancellation of Performance Units or Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares shall be forfeited to the Company, and the Shares subject to such Awards (if any) shall again be available for grant under this Plan as set forth in Section 3.
11.
Restricted Stock Units. Restricted Stock Units shall consist of Shares of Restricted Stock, Performance Shares or Performance Unit Awards that the Administrator, in its sole discretion, permits to be paid out in a lump sum, installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.
12.
Other Stock-Based Awards and Cash-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under this Plan and/or cash awards made outside of this Plan. The Administrator shall have authority to determine the Service Providers, to whom and the time or times at which, Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other terms and conditions of the Other Stock-Based Awards, including any dividend or voting rights and whether the Award should be paid in cash. Cash-based awards may be granted in such amounts and subject to such other terms as the Administrator, in its discretion, determines to be appropriate.
13.
Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted under this Plan shall be suspended during any unpaid leave of absence and shall resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit shall be awarded for the time vesting has been suspended during such leave of absence. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then at the end of three months following the expiration of the leave of absence, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.
14.
Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than as provided in Section 26 or by will or by the laws of descent or distribution following the Participant’s death. An outstanding Award may be exercised during the lifetime of the Participant only by the Participant. If the Administrator makes an Award transferable, such Award Agreement shall contain such additional terms and conditions as the Administrator deems appropriate.
15.
Adjustments; Dissolution or Liquidation; Change in Control.
(a)
Adjustments for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Administrator shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under this Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by this Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of this Plan. No adjustment shall be made pursuant to this Section 15(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.

(b)
Corporate Transactions.
(i)
Continuation, Assumption or Replacement of Awards. Unless otherwise provided in an applicable Award Agreement or another written agreement between a Participant and the Company, in the event of a Change in Control that involves a Corporate Transaction, then the surviving or successor corporation or a parent or subsidiary entity of the successor corporation (collectively, the “Successor Corporation”) may continue, assume or substitute Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Section 15(a)), and such Awards or substitutions therefor shall remain outstanding and be governed by their respective terms subject to Section 15(b)(iv) below. A Successor Corporation may elect to continue, assume or substitute only some Awards or portions of Awards. For purposes of the foregoing, an Award shall be considered assumed or substituted if in connection with the Corporate Transaction and in a manner consistent with Code Section 409A (and Code Section 424 if the Award is an Incentive Stock Option) either (1) the contractual obligations represented by the Award are expressly assumed by the Successor Corporation with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (2) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and contains terms and conditions that are substantially similar to those of the Award.
(ii)
Acceleration. Unless otherwise provided in an applicable Award Agreement, in the event of a Change in Control that involves a Corporate Transaction, if and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then:
(1)
such outstanding Awards of Options and Stock Appreciation Rights shall become fully vested and exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Administrator, and shall terminate at the effective time of the Corporate Transaction;
(2)
such outstanding Awards other than Awards of Options and Stock Appreciation Rights shall fully vest immediately prior to the effective time of the Corporate Transaction; and
(3)
to the extent vesting of any Award is subject to satisfaction of specified performance goals, such Award shall be deemed “fully vested” for purposes of this Section 15(b)(ii)(3) if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the Award at that level of performance is proportionate to the portion of the performance period that has elapsed as of the effective time of the Corporate Transaction.

The Administrator shall provide written notice of the period of accelerated exercisability of Option and SAR Awards to all affected Participants. The exercise of any Option or SAR Award whose exercisability is accelerated as provided in this Section 15(b)(ii) shall be conditioned upon the consummation of the Corporate Transaction and shall be effective only immediately before such consummation.

(iii)
Payment for Awards. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Administrator may provide that some or all of such outstanding Awards shall be canceled at or immediately prior to the effective time of the Corporate Transaction in exchange for cash payments to the holders as provided in this Section 15(b)(iii). The Administrator will not be required to treat all Awards similarly for purposes of this Section 15(b)(iii). The payment for any Award canceled shall be in an amount equal to the difference, if any, between (1) the fair market value (as determined in good faith by the Administrator) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (2) the aggregate exercise price (if any) for the Shares subject to such Award. If the amount determined pursuant to the preceding sentence is not a positive number with respect to any Award, such Award may be canceled pursuant to this Section 15(b)(iii) without payment of any kind to the affected Participant. With respect to an Award whose vesting is subject to the satisfaction of specified performance goals, the number of Shares subject to such an Award for purposes of this Section 15(b)(iii) shall be the number of Shares as to which the Award would have been deemed “fully vested” for purposes of Section 15(b)(iii). Payment of any amount under this Section 15(b)(iii) shall be made in such form, on such terms and subject to such conditions as the Administrator determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s stockholders in connection with the Corporate Transaction, and may, in the Administrator’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award canceled, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s stockholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
(iv)
Termination After a Corporate Transaction. If and to the extent the Awards are continued, assumed or replaced under the circumstances described in Section 15(b)(i), and if within twenty-four months after the Corporate Transaction the Participant’s status as a Service Provider is terminated by the Company or Successor Corporation without Cause or by the Participant for Good Reason, then:
(1)
all outstanding Awards of Options and Stock Appreciation Rights issued to such Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the date the Participant ceases to be a Service Provider;
(2)
all outstanding Awards other than Awards of Options and Stock Appreciation Rights shall fully vest immediately upon the date the Participant ceases to be a Service Provider; and
(3)
to the extent vesting of any Award is subject to satisfaction of specified performance goals, such Award shall vest as provided in Section 15(b)(ii)(3), except that the proportionate vesting amount will be determined with respect to the portion of the performance period during which the Participant was a Service Provider.

For purposes of the foregoing, the term “Good Reason” means a voluntary termination by a Participant who is an Employee of his or her employment with the Company or the Successor Corporation because of: (1) a material diminution in the Participant's base salary or bonus opportunity from those applicable to him or her as of the date immediately prior to such Change in Control; (1) a material diminution in the nature or scope of the Participant's authority, duties or responsibilities from those applicable to him or her as of the date immediately prior to such Change in Control; (3) the Company or the Successor Corporation requiring the Participant to be based at any office or location more than fifty (50) miles from where the Participant was based as of the date immediately prior to such Change in Control; or (4) a material breach by the Company or the Successor Corporation of any term or provision of this Plan, an Award Agreement, employment agreement or other contractual agreement (if any) between the Participant and the Company or the Successor Corporation.

(c)
Other Change in Control. Unless otherwise provided in an applicable Award Agreement or another written agreement between a Participant and the Company, in the event of a Change in Control that does not involve a Corporate Transaction, the Administrator may, in its discretion, take such action as it deems appropriate with respect to outstanding Awards, which may include: (i) providing for the cancellation of any Award in exchange for payments in a manner similar to that provided in Section 15(b)(iii) or (ii) making such adjustments to the Awards then outstanding as the Administrator deems appropriate to reflect such Change in Control, which may include the acceleration of vesting in full or in part. The Administrator will not be required to treat all Awards similarly in such circumstances, and may include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.
(d)
Dissolution or Liquidation. Unless otherwise provided in an applicable Award Agreement, in the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. An Award will terminate immediately prior to the consummation of such proposed action.
16.
Board and Stockholder Approval; Term of Plan. The Board approved this Plan to be effective on February 23, 2023 ~~May 26, 2021~~, subject to the Company's stockholders approving this Plan within the 12-month period thereafter. The Company's stockholders approved this Plan on May ~~26~~ 24, ~~2021~~ 2023. From its effectiveness, this Plan shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of this Plan. If the requisite stockholder approval is not obtained within such 12-month period, any Awards granted hereunder will automatically become null and void and of no force or effect. No Awards may be granted under this Plan on or after the date which is ten (10) years following the effective date of this Plan. This Plan will remain in effect until all Awards granted under the Plan have been satisfied or expired.
17.
Amendment and Termination of this Plan.
(a)
Amendment and Termination. The Board may at any time amend, alter, suspend or terminate this Plan.

(b)
Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
(c)
Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of this Plan shall materially or adversely impair the rights of any Participant without the Participant’s prior written consent, unless such action is required by Applicable Law or stock exchange rules. Termination of this Plan shall not affect the Administrator's ability to exercise the powers granted to it under this Plan with respect to Awards granted under this Plan prior to the date of termination.
18.
Conditions upon Issuance of Shares.
(a)
Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award and the issuance and delivery of such Shares shall comply with Applicable Laws.
(b)
Taxes. No Shares shall be delivered under this Plan to any Participant or other person until the Participant or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., U.S.-federal, U.S.-state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award, the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of up to the whole number of Shares covered by the Award sufficient to satisfy the withholding obligations incident to the exercise or vesting of an Award based on the minimum supplemental rate in the applicable jurisdiction.
19.
No Rights to Awards. No eligible Service Provider or other person shall have any claim to be granted any Award pursuant to this Plan, and neither the Company nor the Administrator shall be obligated to treat Participants or any other person uniformly.
20.
No Stockholder Rights. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.
21.
Fractional Shares. No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.
22.
Governing Law. This Plan, all Award Agreements, and all related matters, shall be governed by the laws of the State of Delaware, without regard to choice of law principles that direct the application of the laws of another state.
23.
No Effect on Terms of Employment or Consulting Relationship. This Plan shall not confer upon any Participant any right as a Service Provider, nor shall it interfere in any way with his or her right or the right of the Company or a Parent or Subsidiary to terminate the Participant's service at any time, with or without cause, and with or without notice.
24.
Unfunded Obligation. This Section 24 shall only apply to Awards that are not settled in Shares. Participants shall have the status of general unsecured creditors of the Company. Any amounts of cash payable to Participants pursuant to this Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Parent or Subsidiary shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations under this Plan. Any investments or the creation or maintenance of any trust for any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Parent or Subsidiary and Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of the Company or Parent or Subsidiary. The Participants shall have no claim against the Company or any Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to this Plan.
25.
No Guarantee of Tax Consequences. The Company, Board, Committee and the Administrator do not make any commitment or guarantee that any United States federal, state, local, or foreign tax treatment will apply or be available under the Plan to any Participant or other person participating or eligible to participate hereunder. Neither the Company, the Board, the Committee, nor the Administrator will be liable to any Participant or any other person as to any expected or realized tax consequences for any Participant or other person due to the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving any Award. Although the Company may endeavor to (a) qualify an Award for favorable tax treatment in a jurisdiction or (b) avoid adverse tax treatment for an Award, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.
26.
Designation of Beneficiary by Participant. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation will revoke all prior designations by the same Participant, must be in the form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Administrator (or its delegate), and received and accepted during the Participant’s lifetime. In the absence of any such valid beneficiary designation, benefits remaining unpaid at the Participant’s death will be paid as follows: (i) if a Participant leaves a surviving spouse, payment will be made to such surviving spouse on behalf of the Participant; and (ii) if a Participant leaves no surviving spouse, payment will be made to (A) if there is administration of such Participant’s estate, the executor or administrator of such estate, upon receipt by the Administrator of supporting evidence from the estate that is satisfactory to the Administrator, or (B) if there is no administration of such Participant’s estate, to such Participant’s heirs at law, but only after such heirs are determined by a court of competent jurisdiction and in such proportion as determined by such court in its signed order that is received by, and satisfactory to, the Administrator.
27.
Requirements of Law and Securities Exchanges. The granting of Awards and the issuance or delivery of Shares under the Plan will be subject to all Applicable Laws, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any other Applicable Law. The Administrator may cause a legend or legends to be placed upon such certificates to make appropriate reference to such restrictions.

The Company will not be obligated to take any affirmative action in order to cause the exercise of an Award or the issuance of Shares pursuant to the Plan to comply with any Applicable Law. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Administrator or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority has not been obtained.

28.
Clawback. All compensation and Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or other receipt or resale of any Shares underlying the Award) will be subject to any Company clawback policy as may be implemented from time to time, including any clawback policy adopted to comply with any Applicable Law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act) as set forth in such clawback policy or the Award Agreement. Any such policy may subject a Participant’s Award, and amounts paid or realized with respect to any Award, to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur; such events including, but not limited to, an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.
29.
No Obligation to Exercise Awards; No Right to Notice of Expiration Date. An Award of a Stock Option or a SAR imposes no obligation upon the Participant to exercise the Award. The Company and the Administrator have no obligation to inform a Participant of the date on which a Stock Option or SAR is no longer exercisable except for including such expiration date in the Participant’s Award Agreement.
30.
Rule 16b-3 Securities Law Compliance for Insiders. Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. Any ambiguities or inconsistencies in the construction of the Plan or an Award will be interpreted to give effect to such intention and, to the extent any provision of the Plan or action by the Administrator fails to so comply, it may be deemed null and void by the Administrator, in its discretion, to the extent permitted by Applicable Laws.
31.
Section 409A.

(a)
General. The Company intends that all Awards be structured to comply with, or be exempt from, Code Section 409A (“Section 409A”), such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (i) exempt the Plan or any Award from Section 409A, or (ii) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company and its Subsidiaries will have no obligation under this Section 31 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)
Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s employment or consulting relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s employment or consulting relationship. For purposes of the Plan or any Award Agreement relating to any such payments, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)
Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Incentive Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A as determined by the Administrator) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Code Section 409A(a)(1)(B)(i), be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest) but not later than 60 days following the end of such six-month period. Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
(d)
Payment Upon Vesting or Lapse of Risk of Forfeiture. In the case of an Award subject to Section 409A providing for distribution or settlement upon vesting or lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in this Plan or the Award Agreement or other governing document, the distribution or settlement shall be made by March 15 of the calendar year next following the calendar year in which such Award vested or the risk of forfeiture lapsed.
(e)
Timing of Payment. In the case of any distribution of any other Award subject to Section 409A, if the timing of such distribution is not otherwise specified in this Plan or the Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.
(f)
Separate Payment. Each payment that a Participant may receive under this Plan that is subject to Section 409A shall be treated as a “separate payment” for purposes of Section 409A.
32.
No Restriction on Corporate Action. Nothing contained in the Plan will be construed to prevent the Company or any Subsidiary from taking any action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan.
33.
Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any person or Award, or would disqualify the Plan or Award under any Applicable Law, such provision will be (a) construed or deemed amended to conform to Applicable Law or (b) if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision will be stricken as to such jurisdiction, person or Award Agreement, and thereafter the remainder of the Plan and any such Award Agreement will remain in full force and effect.

34.
Rules of Construction. In the interpretation of the Plan, except where the context otherwise requires
(a)
“including” or “include” does not denote or imply any limitation;
(b)
“or” has the inclusive meaning “and/or”;
(c)
the singular includes the plural, and vice versa, and each gender includes each of the others;
(d)
captions or headings are only for reference and are not to be considered in interpreting the Plan;
(e)
any grammatical form or variant of a term defined in the Plan will be construed to have a meaning corresponding to the definition of the term set forth herein;
(f)
the terms “hereof,” “hereto,” “hereunder” and similar terms in the Plan refer to the Plan as a whole and not to any particular provision of the Plan;
(g)
“Section” refers to a Section of the Plan, unless otherwise stated in the Plan;
(h)
a reference to any statute, rule, or regulation includes any amendment thereto or any statute, rule, or regulation enacted or promulgated in replacement thereof, and the authoritative guidance issued thereunder by an appropriate governmental entity; and
(i)
This Plan shall be construed as a whole and according to its fair meaning, and the Plan and any Award Agreement issued hereunder shall not be strictly construed against the Company or the Administrator.

* * * * *

ANNEX B – AMENDED & RESTATED CERTIFICATE OF INCORPORATION

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TETRA TECHNOLOGIES, INC.

TETRA Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.
The name of the corporation is TETRA Technologies, Inc. (the “Corporation”). The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 6, 1981 under the name Tetra Resources, Inc., and the name of the Corporation was changed to TETRA Technologies, Inc. on December 16, 1987;

~~2. This Restated Certificate of Incorporation was duly adopted by the Board of Directors~~ of ~~the Corporation in accordance with Section 245 of the General Corporation Law of the State of Delaware.~~

2.
~~This Restated Certificate of Incorporation only restates and integrates, and does~~ The Restated Certificate of Incorporation, dated as of November 28, 2016 (the “Restated Certificate of Corporation”), only restated and integrated, and did not further amend, the provisions of the Corporation’s Restated Certificate of Incorporation dated as of April 5, 1990 (the “Former Restated Certificate of Incorporation”), as theretofore amended or supplemented, and there ~~is~~ was no discrepancy between the provisions of the Former Restated Certificate of Incorporation, as theretofore amended and supplemented, and the provisions of ~~3. this~~ the Restated Certificate of Incorporation;

3.
~~4. This~~ This Amended and Restated Certificate of Incorporation, which restates and amends the Restated Certificate of Incorporation, has been declared advisable by the Board of Directors of the Corporation (the “Board of Directors”), duly adopted by the stockholders of the Corporation and duly executed by the officers of the Corporation in accordance with Sections 103, 228, 242 and 245 of the Delaware General Corporation Law. References to this “Certificate of Incorporation” herein refer to the Amended and Restated Certificate of Incorporation, as amended, restated, supplemented and otherwise modified from time to time;

4.
This Amended and Restated Certificate shall be effective upon filing with the Secretary of State of the State of Delaware; and

5.
That the text of the ~~Former~~ Restated Certificate of Incorporation, as theretofore amended or supplemented, is hereby amended, integrated and restated to read in its entirety as follows:

FIRST: The name of the Corporation is TETRA Technologies, Inc.

SECOND: The address of its registered office in the State of Delaware is ~~1209 OrangeStreet~~108 Lakeland Avenue, in the City of ~~Wilrnington~~Dover, County of ~~New Castle~~ Kent, Delaware ~~19801~~19901. The name of its registered agent at such address is Capital Services, Inc. ~~The Corporation Trust Company~~.

THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which operations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is ~~155,000,000~~255,000,000, consisting of 5,000,000 shares of Preferred Stock of the par value of $.01 per share (hereinafter called “Preferred Stock”), and ~~150,000,000~~ 250,000,000 shares of Common Stock, of the par value of $.01 per share (hereinafter called “Common Stock”).

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of any or all of the following:

(a)
The designation of the series, which may be by distinguishing number, letter or title;

(b)
The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the creation of the series) increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares then outstanding);

(c)
Whether dividends, if any, shall be cumulative or noncumulative, the dividend rate of the series and the dates at which dividends, if any, shall be payable;

(d)
The redemption rights and price or prices, if any, for shares of the series;

(e)
The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(f)
The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(g)
Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series of shares, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion price or prices or rate or rates of exchange, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion or exchange may be made;

(h)
Restrictions on the issuance of shares of the same series or of any other class or series and the right, if any, to subscribe for or purchase any securities of the Corporation or any other corporation;

(i)
The voting rights, if any, of the holders of such series; and

(j)
Any other relative, participating, optional or other special powers, preferences, rights, qualifications, limitations or restrictions thereof;

all as determined from time to time by the Board of Directors and stated in the resolutions providing for the issuance of such ~~preferred stock~~ Preferred Stock (a “Preferred Stock Designation”).

The holders of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders. Except as may be provided in this Certificate of Incorporation or by the Board of Directors in a Preferred Stock Designation, the Common Stock shall have the exclusive right to vote for the election of Directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote or consent.

The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable laws.

FIFTH: The Board of Directors is hereby authorized to create and issue rights (the “Rights”) entitling the holders thereof to purchase from the Corporation shares of capital stock or other securities. The times at which and the terms upon which the Rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence the Rights. The authority of the Board of Directors with respect to the Rights shall include, but not be limited to, determination of the following:

(a)
The initial purchase price per share of the capital stock or other securities of the Corporation to be purchased upon exercise of the Rights;

(b)
Provisions relating to the times at which and the circumstances under which the Rights may be exercised or sold or otherwise transferred, either together with or separately from, any other securities of the Corporation;

(c)
Provisions that adjust the number or exercise price of the Rights or amount or nature of the securities or other property receivable upon exercise of the Rights in the event of a combination, split or recapitalization of any capital stock of the Corporation, a change in ownership of the Corporation’s securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any capital stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such Rights;

(d)
Provisions that deny the holder of a specified percentage of the outstanding securities of the Corporation the right to exercise the Rights and/or cause the Rights held by such holder to become void;

(e)
Provisions that permit the Corporation to redeem the Rights; and

(f)
The appointment of a Rights Agent with respect to the Rights;

and such other provisions relating to the Rights as may be determined by the Board of Directors.

SIXTH: Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specific circumstances:

(a)
any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders;

~~(b)special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board of Directors and shall be called within 10 days after receipt of the written request of the Board of Directors, pursuant to a resolution approved by a majority of the members of the Board of Directors; and~~

(b)
special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors or (ii) the Secretary following his or her receipt at the principal executive offices of the Corporation of one or more written demands to call a special meeting of stockholders submitted by the holder or holders of record of at least twenty-five percent (25%) of the combined voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors; provided, however, that each such holder or holders must have continuously owned all such shares of capital stock throughout the one-year period preceding, and including, the date of submission of such written demand; provided, further, that such stockholder demand or demands shall have been submitted in accordance with and in the form required by the Bylaws; and

(c)
the business permitted to be conducted at any special meeting of the stockholders is limited to the business brought before the meeting by the ~~Chairman or by the Secretary~~ Board of Directors at the request of a majority of the members of the Board of Directors or by the Secretary pursuant to the stockholder demand or demands submitted in accordance with and in the form required by the Bylaws.

SEVENTH:

~~7~~Section 1. Number, Election and Terms of Directors.

Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, the number of Directors of the Corporation shall be fixed by the Bylaws of the Corporation (as may be amended and restated from time to time, the “Bylaws”) and may be increased or decreased from time to time in such manner as may be prescribed by the Bylaws, but in no case shall the number be less than 3 nor more than 15.

~~Beginning with the Corporation’s annual meeting of stockholders to be held in 2007, the~~ The Directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall be elected to hold office for terms lasting until the next annual meeting of stockholders following their election, and until their successors are elected and qualified, subject to their earlier death, resignation or removal from the Board of Directors.

Section 2. Stockholder Nomination of Director Candidates.

Advance notice of stockholder nominations for the election of Directors and advance notice of business to be brought by stockholders before an annual meeting shall be given in the manner provided in the Bylaws ~~of the Corporation~~.

Section 3. Newly Created Directorships and Vacancies.

Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, newly created directorships resulting from any increase in the number of Directors and any vacancy on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining Director. Any Director elected in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders and until such Director’s successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of an incumbent Director.

Section 4. Removal of Directors.

Subject to the rights of the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, any Director ~~in office prior to the election of Directors at the 2007 annual meeting of stockholders of the Corporation may be removed from office only for cause by the affirmative vote of the holders of at least 66 2/3 percent of the combined voting power of the outstanding shares of Voting Stock (as defined below), voting together as a single class, at any special meeting of the stockholders of the Corporation, the notice of which shall state that the removal of a Director is among the purposes of the meeting. From and after the election of Directors at the 2007 annual meeting of stockholders of the Corporation and subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, Directors~~ may be removed from office, with or without cause, by the affirmative vote of the holders of at least a majority of the combined voting power of the outstanding shares of Voting Stock (as defined below), voting together as a single class, at any annual meeting of the stockholders of the Corporation or at any special meeting of the stockholders of the Corporation, the notice of which shall state that the removal of a Director or Directors is among the purposes of the meeting.

For the purpose of this Article Seventh, “Voting Stock” shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors. In any vote required by or provided for in this Article Seventh, each share of Voting Stock shall have the number of votes granted to it generally in the election of Directors.

EIGHTH: Cumulative voting shall not be allowed in the election of directors.

NINTH: The Board of Directors shall have power to enact, alter, amend and repeal the Bylaws ~~of the Corporation~~ in any manner not inconsistent with the laws of the State of Delaware and this Certificate of Incorporation, as it may deem best for the management of the Corporation.

TENTH: ~~Directors~~ No Director or officer of the Corporation shall have ~~no~~ personal liability to the Corporation or its ~~shareholders~~ stockholders for monetary damages for breach of fiduciary duty as a Director or officer, except ~~that the~~ for liability ~~of such Directors shall not be eliminated or limited~~ (i) for any breach of the Director~~’s~~ or officer’s duty of loyalty to the Corporation or its ~~shareholders~~stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) with respect to any Director, under Section 174 of the Delaware General Corporation Law, ~~or~~ (iv) for any transaction from which the Director or officer derived an improper personal benefit or (v) with respect to any officer, any action by or in the right of the Corporation. If the Delaware General Corporation Law is subsequently amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a Director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any amendment, repeal or modification of this Article TENTH shall be prospective only and shall not affect any limitation on liability of a Director or officer of the Corporation for acts or omissions occurring prior to the date of such amendment, repeal or modification.

ELEVENTH: The Corporation shall, to the full extent permitted by Section 145 ~~of Title 8~~ of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

TWELFTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of ~~Title 8 of~~ the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 ~~of Title 8~~ of the Delaware General Corporation Law, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as such court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, such compromise or arrangement and such reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

THIRTEENTH: Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of ~~at least 66 2/3 percent of the~~ the holders of a majority in combined voting power of all shares of the Corporation entitled to vote ~~generally in the election of Directors~~thereon, voting together as a single class, shall be required to amend~~, repeal, or adopt any provision inconsistent with Article FIFTH, SIXTH or THIRTEENTH~~ or repeal any provision contained in this Certificate of Incorporation, or to adopt any new provision. Any amendment or repeal shall not adversely affect any right or protection of any person existing thereunder with respect to any act or omission occurring prior to such amendment or repeal.

FOURTEENTH: The Corporation reserves the right to amend or repeal any provision contained in the Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

IN WITNESS WHEREOF, the Corporation has caused this ~~Restated~~ Certificate of Incorporation to be signed by ~~Stuart M. Brightman~~Brady M. Murphy, its President and Chief Executive Officer, and attested to by Kimberly M. O’Brien, its Corporate Secretary, this ~~28th~~ [●] day of ~~November, 2016~~[●], 2023.

By: /s/_________________________
~~Stuart M. Brightman~~ Brady M. Murphy
President and Chief Executive Officer

ATTEST:

/s/_____________________________
Kimberly M. O’Brien
Corporate Secretary

ANNEX C – TAX BENEFITS PRESERVATION PLAN

TETRA TECHNOLOGIES, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

Tax Benefits Preservation Plan

TAX BENEFITS PRESERVATION PLAN

Tax Benefits Preservation Plan, dated as of February 28, 2023 (this “Plan”), between TETRA Technologies, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, on February 23, 2023, the Board of Directors (the “Board”) of the Company adopted this Plan and, in connection therewith, authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on March 10, 2023 (the “Record Date”) and authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1and 7.1), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 21;

WHEREAS, the Company has significant net operating loss carryforwards (collectively, the “Tax Attributes”) that could be materially diminished or lost in the event of an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Company views its Tax Attributes as a valuable asset of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Attributes on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:

1.1. “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, from and after the date of this Plan shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, but shall not include (i) any Exempt Person, (ii) any Person who or which becomes the Beneficial Owner of 4.99% or more of the Common Stock solely as a result of equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, unless and until such time, in the case of this clause (ii), as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than Common Stock acquired as described in clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock) or (iii) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of (A) additional shares of Common Stock representing 2% or more of the shares of Common Stock then outstanding (excluding any shares of Common Stock acquired after the first public announcement of the adoption of this Plan in the manner described in the immediately preceding clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock) or (B) less than 4.99% of the Common Stock then outstanding (after which time, if such Person shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding (other than by virtue of acquiring Beneficial Ownership of any shares of Common Stock in the manner described in the immediately preceding clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock), such Person shall be or become deemed an “Acquiring Person”). Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more of the Common Stock then outstanding solely by reason of share acquisitions by the Company and shall, after such share acquisitions by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.99% or more of the Common Stock then outstanding.

1.1.1. Notwithstanding the foregoing, if (i) the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and (ii) such Person divests as promptly as practicable (as determined in good faith by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person.”

1.1.2. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder and/or the last sentence of Rule 13d-3(d)(1)(i) under the Exchange Act.

1.2. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan, and, to the extent not included within the foregoing clause of this Section 1.2, shall also include, with respect to any Person, any other Person (other than an Exempt Person or an Existing Holder) whose Common Stock would be deemed constructively owned by such first Person, owned by a “single entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

1.3. A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

1.3.1. which such Person or any of such Person’s Affiliates or Associates directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (A) voting power which includes the power to vote, or to direct the voting of, such security (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause (A) if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A), and/or (B) investment power which includes the power to dispose, or to direct the disposition of such security;

1.3.2. which such Person or any of such Person’s Affiliates or Associates directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person (except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the

Treasury Regulations under Section 382 of the Code), or (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3.1 or Section 21 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

1.3.3. which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with whom such Person or any of such Person’s Affiliates or Associates, has an agreement, arrangement or understanding to act together for the purpose of acquiring, holding, voting or disposing of any securities of the Company, provided that the foregoing shall apply only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations under Section 382 of the Code (except that a Person shall not be deemed to be the Beneficial Owner of any security under this Section 1.3.3 if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A);

1.3.4. of which such Person would otherwise be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Exchange Act; or

1.3.5. which such Person would be deemed to actually or constructively own for purposes of Section 382 of the Code, or any successor provision or replacement provision.

No Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to “Beneficially Own” pursuant to this Section 1.3(x) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement, (y) solely as a result of the Right to Acquire such securities unless the acquisition or transfer of such Right to Acquire would be deemed, on the date of such acquisition or transfer, to constitute the exercise of such Right to Acquire for the purposes of Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382 of the Code, or (z)solely as a result of any agreement, arrangement, understanding or relationship unless the effect thereof is to treat such Person, or any of such Person’s Affiliates or Associates, as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations promulgated under Section 382 of the Code.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.4. “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.5. “close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

1.6. “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

1.7. “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (ii) any Person deemed to be an “Exempt Person” in accordance with Section 27 for so long as such Person complies with any limitations or conditions required by the Board in making such determination, (iii) any other Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of shares in excess of 4.99% of the then-outstanding Common Stock will not, as determined by the Board in its sole discretion, jeopardize or endanger the value or availability to the Company of the Tax Attributes or as otherwise determined by the Board, in its sole discretion, and (iv) any other Person if the Board has determined in good faith that such Person shall be an “Exempt Person”; provided, however, that any Person deemed to be an “Exempt Person” pursuant to clauses (ii) or (iii) will cease to be an “Exempt Person” if the Board thereafter makes a determination that such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) would, notwithstanding its prior determination to the contrary, jeopardize or endanger the value or availability to the Company of the Tax Attributes or the Board otherwise determines it is not in the best interests of the Company that such Person be an “Exempt Person.”

1.8. “Existing Holder” shall mean any Person (together with all Affiliates and Associates of such Person) who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person. Any Existing Holder who (together with all Affiliates and Associates of such Existing Holder), after the first public announcement of the adoption of this Plan becomes the Beneficial Owner of less than 4.99% of the Common Stock then outstanding shall cease to be an Existing Holder and shall be subject to all the provisions of this Plan in the same manner as any Person who is not and was not an Existing Holder.

1.9. “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

1.10. “Right to Acquire” shall mean a legal, equitable or contractual right to acquire any securities (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

1.11. “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

1.12. “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

1.13. A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

1.14. The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
Blue Sky	9
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	26.1
Exemption Request	27
Expiration Date	7.1
Final Expiration Date	7.1
Original Rights	1.3.2
Plan	Preamble
Preferred Stock	Recitals
Purchase Price	4
Record Date	Recitals

Term	Section
Redemption Date	7.1
Redemption Period; Redemption Price	22.1
Requesting Person	27
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Spread	11.1.3
Substitution Period	11.1.3
Tax Attributes Trading Day	Recitals 11.4.1
Trust	26.1
Trust Agreement	26.1

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon ten (10) calendar days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Plan and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.

Section 3. Issuance of Right Certificates.

3.1. Rights Evidenced by Stock Certificates. Until the earlier of (i) the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the tenth (10th) Business Day after the date of the commencement of, or first public announcement of, the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of Section 1.1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent at the expense of the Company and upon receipt of all relevant information) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

3.2. Registered Holders; Transfer. With respect to certificates for Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.

3.3. New Certificates and Uncertificated Shares After Record Date. Certificates for Common Stock which become outstanding after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefits Preservation Plan between TETRA Technologies, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of February 28, 2023, as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons or Associates or Affiliates thereof (each, as defined in the Plan) and their transferees shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

Notwithstanding this Section 3.3, neither the omission of the legend, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and shall be attested by the Secretary or any Assistant Secretary of the Company or by such other officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such person was not such an officer.

Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Plan, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 11.1.2 and Section 13, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 26) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee (“Signature Guarantee”) from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and any other reasonable evidence of authority that may be reasonably required by the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Plan that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1. Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose accompanied by a Signature Guarantee, and any other reasonable evidence of authority that may be reasonably required by the Rights Agent, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time that is the earliest of (i) the close of business on February 28, 2026 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 22 (the “Redemption Date”), (iii) the time at which the Rights are exchanged as provided in Section 26, (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the penultimate paragraph of Section 1.3, (v) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that this Plan is no longer necessary or desirable for the preservation of the Tax Attributes and (vi) the close of business on the first day of a taxable year of the Company following a Board determination that no Tax Attributes may be carried forward or otherwise utilized (the earliest of (i), (ii), (iii), (iv), (v) and (vi), the “Expiration Date”).

7.2. Purchase. The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $20.00, shall be subject to adjustment from time to time as provided in Sections 11 and 25 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3. Payment Procedures. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 13 or otherwise in accordance with Section 11.1.3, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

7.4. Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 13.

7.5. Full Information Concerning Ownership. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been duly completed and executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request and expense of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock. The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock, other securities, other asset(s) or out of its shares held in its treasury) the number of shares of Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock, other securities and/or other asset(s)) that will be sufficient to permit the exercise in full of all outstanding Rights.

So long as the Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange or market upon official notice of issuance upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Stock upon the exercise of Rights, to register and qualify such Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9and give the Rights Agent a copy of such announcement.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1. Post-Execution Events.

11.1.1. Corporate Dividends, Reclassifications, Etc. In the event the Company shall, at any time after the date of this Plan, (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D)issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

11.1.2. Acquiring Person Events; Triggering Events. Subject to Section 26, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event upon expiration of the Redemption Period, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then‑current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then‑current Purchase Price by the then-current number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder.

11.1.3. Insufficient Shares. The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company may take all such action as necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Stock, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”), (5) debt securities of the Company, (6) other asset(s) or (7)any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however,that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need to be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x)shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

11.2. Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same rights, privileges and preferences as the Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Preferred Stock and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of additional Preferred Stock and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.3. Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Stock (which dividend, for purposes of this Plan, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current per share market price of the Preferred Stock (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.4. Current Per Share Market Value.

11.4.1 General. For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, in the event that the current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.4.2. Preferred Stock. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the current per share market price of the Common Stock (as determined pursuant to Section11.4.1). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Preferred Stock are so quoted and no such market maker is making a market in either the Common Stock or the Preferred Stock, “current per share market price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Plan, the “current per share market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current per share market price” of one share of Preferred Stock divided by 1,000.

11.5. Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-thousandth of a share of Preferred Stock or the nearest one-thousandth of a share of Common Stock or other share or security, as the case may be.

11.6. Shares Other Than Preferred Stock. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Stock shall apply on like terms to any such other shares.

11.7. Rights Issued Prior to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8. Effect of Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one one-thousandth of a share of Preferred Stock) obtained by (i)multiplying (x) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9. Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 13, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

11.10. Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

11.11. Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then-current par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or other such shares at such adjusted Purchase Price.

11.12. Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13. Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any of the Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

11.14. Company Not to Diminish Benefits of Rights. The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 22, Section 25 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15. Adjustment of Rights Associated with Common Stock. Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 21 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11, the Company shall (a)promptly prepare a certificate setting forth such adjustment, and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 24. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not have any duty or liability with respect thereto and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Fractional Rights and Fractional Shares.

13.1. Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 13.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

13.2. Cash in Lieu of Fractional Shares of Preferred Stock. The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one share of Preferred Stock (as determined in accordance with Section13.1) for the Trading Day immediately prior to the date of such exercise or exchange.

13.3. Cash in Lieu of Fractional Shares of Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 13.1) for the Trading Day immediately prior to the date of such exercise or exchange.

13.4. Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 13.

13.5. Reliance by Rights Agent. Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Plan, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 14. Rights of Action. All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under this Plan, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan by the Company and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of its obligations under this Plan.

Section 15. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)
prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

(b)
as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose accompanied by a Signature Guarantee and any other reasonable evidence of authority that may be reasonably required by the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed; and

(c)
the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 16. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 23), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 17. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a mutually agreed upon fee schedule and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder. The provisions under this Section 17 and Section 19 below shall survive the expiration of the Rights and the termination of this Plan and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 18. Merger or Consolidation or Change of Name of Rights Agent. Any corporation, limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged, converted or with which it may be consolidated, or any corporation, limited liability company or other entity resulting from any merger, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation, limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 19. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following express terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

19.1. Legal Counsel. The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in the absence of bad faith and in accordance with such opinion.

19.2. Certificates as to Facts or Matters. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

19.3. Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Plan to the contrary, any liability of the Rights Agent under this Plan will be limited to the amount of annual fees (not including reimbursed expenses and charges) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action

19.4. Reliance on Agreement and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

19.5. No Responsibility as to Certain Matters. The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 22 or 26 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

19.6. Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

19.7. Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer, the Chief Financial Officer, the President, the Chief Operating Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Plan, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

19.8. Freedom to Trade in Company Securities. The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or obtain a pecuniary interest in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

19.9. Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

19.10. Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 19.10.

19.11. Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

19.12. No Risk of Own Funds. No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise any of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

19.13. No Interest. The Rights Agent shall have no responsibility to the Company, any holders of Rights, any holders of shares of Common Stock or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Plan.

19.14. No Notice. The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Plan to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 24 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

19.15. Miscellaneous.

19.15.1. In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or Book-Entry Shares or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Rights Agent.

19.15.2. The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Plan, including without limitation obligations under applicable regulation or law.

19.15.3. The Rights Agent shall act hereunder solely as agent for the Company. The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights or Common Stock.

19.15.4. The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any related law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

19.15.5. The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

Section 20. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and (of then known to the Rights Agent) to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be an unnatural Person organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Preferred Stock, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates.

Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22. Redemption.

22.1. Right to Redeem. At any time prior to the earlier of (i) the tenth (10th) Business Day after the Stock Acquisition Date and (ii) the Final Expiration Date (the earlier of (i) and (ii) being herein referred to as the “Redemption Period”), the Board may, at its option, redeem all, but not less than all, of the then-outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

22.2. Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however,that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then‑outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 22 or in Section 26, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

Section 23. Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 24, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock and/or Common Stock, whichever shall be the earlier.

In case any event set forth in Section 11.1.2shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 24, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2, and (ii) all references in this Section 23to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 24. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

TETRA Technologies, Inc.

24955 Interstate 45 North

The Woodlands, TX 77380

Attn: Corporate Secretary

Subject to the provisions of Section 20 and Section 23, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, or overnight courier delivery addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

150 Royall Street

Canton, MA 02021

Attn: Client Services

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

Section 25. Supplements and Amendments. For so long as the Rights are then redeemable, the Company, subject to the terms of this Section 25, may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Plan without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however,that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from the Company’s Chief Executive Officer, Chief Financial Officer, treasurer, assistant treasurer, secretary or assistant secretary which states that the proposed supplement or amendment is in compliance with the terms of this Section 25, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Plan to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Plan that it has determined would adversely affect its own rights, duties, obligations or immunities under this Plan. No supplement or amendment to this Plan shall be effective unless duly executed by the Rights Agent.

Section 26. Exchange.

26.1. Exchange of Common Stock for Rights. At any time after the occurrence of a Trigger Event, the Board may, at its option, exchange Common Stock for all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 26, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange (or any portion thereof that have not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

26.2. Exchange Procedures. Immediately upon the action of the Board ordering the exchange for any Rights pursuant to Section 26.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

26.3. Insufficient Shares. In the event that there shall not be sufficient Common Stock issued but not outstanding, authorized but unissued, or held by the Company as treasury shares, to permit an exchange of Rights for Common Stock, as contemplated in accordance with this Section 26, the Company may take all such action as necessary to authorize additional Common Stock for issuance upon exchange of the Rights; provided, however, if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights are to be exchanged, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, may, at its option, make adequate provision to ensure and provide that each Right shall thereafter constitute the right to receive (1) cash, (2) a number of shares of Preferred Stock or fraction thereof (or equivalent preferred stock, as such term is defined in Section11.2) such that the current per share market price (determined pursuant to Section 11.4) of one share of Preferred Stock (or equivalent preferred stock) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange, (3) other equity securities of the Company (including, without limitation, a common stock equivalent as defined in Section 11.1.3) (4) debt securities of the Company, (5) other asset(s) or (6) any combination of the foregoing having an aggregate value substantially comparable to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange, where such aggregate value has been determined by the Board in good faith. If the Board shall determine in good faith that it is likely that sufficient additional Common Stock could be authorized for issuance upon exchange of the Rights, the Company may seek stockholder approval for the authorization of such additional shares. To the extent that the Company determines that some actions need to be taken pursuant to the second sentence of this Section 26.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exchange of the Rights in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence of this Section 26.3 and to determine the value thereof. For purposes of this Section 26.3, the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exchange of the Rights among holders of Rights pursuant to this Section 26.3. In the case of a substitution described in this Section 26.3, references to “Common Stock” shall be replaced with “cash,” “Preferred Stock,” such equity security, such debt security and/or such other asset(s) where applicable throughout Section 26 of this Plan and any other provisions where appropriate to effect and properly reflect this substitution.

Section 27. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that might, if consummated, result in such Person (together with its Affiliates and Associates) Beneficially Owning 4.99% or more of the then‑outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing 2% or more of the shares of Common Stock then outstanding) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 27, request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under clause (ii) of Section 1.7 hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Corporate Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then‑outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing 2% or more of the shares of Common Stock then outstanding) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall endeavor to respond whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within twenty (20) Business Days) after receipt thereof; provided, that the failure of the Board to respond within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. The Board shall grant an exemption in response to an Exemption Request only if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person (i) will not jeopardize or endanger the value or availability to the Company of the Tax Attributes or (ii) is otherwise in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s Tax Attributes. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available or is required to be disclosed by applicable law or regulation.

Section 28. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 30. Determination and Actions by the Board. Without limiting any of the rights and immunities of the Rights Agent, the Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable, as determined by the Board, in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations and calculations deemed necessary or advisable, as determined by the Board, for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or amend this Plan). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 31. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 32. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 33. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God (including, but not limited to, natural disasters, catastrophic events, epidemics and pandemics), terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.

TETRA TECHNOLOGIES, INC.
By: /s/ Brady M. Murphy
Name: Brady M. Murphy
Title: President and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A.
By: /s/ Patrick Hayes
Name: Patrick Hayes
Title: Manager, Client Management

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

TETRA TECHNOLOGIES, INC.

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

TETRA Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That, pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), the Board of Directors on February 23, 2023 adopted the following resolution creating a series of 260,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Junior Participating Preferred Stock

1.
Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 260,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.
2.
Dividends and Distributions.
a.
Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the sum of (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, plus (2) the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after March 10, 2023 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
b.
The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
c.
Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
3.
Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:
a.
Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.
b.
Except as required by law, by paragraph (C) of this Section 3 and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
c.
If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A

Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. To the extent the Board of Directors is divided into classes, with the directors in the classes serving staggered terms, at the time of the election of directors elected by the holders of the Series A Junior Participating Preferred Stock pursuant hereto, each such additional director shall not be a member of any such class, but shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C)shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.
4.
Certain Restrictions.
a.
Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
i.
declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x)the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;
ii.
declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
iii.
purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.
b.
The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
5.
Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.
6.
Liquidation, Dissolution or Winding Up.
a.
Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $10.00plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.
b.
In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
c.
Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
7.
Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
8.
No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.
9.
Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10.
Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.
Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this __ day of ________ 20__.

TETRA TECHNOLOGIES, INC.

By:________________________
Name:
Title:

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

TETRA TECHNOLOGIES, INC.

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

TETRA Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That, pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), the Board of Directors on February 23, 2023 adopted the following resolution creating a series of 260,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Junior Participating Preferred Stock

1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 260,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the sum of (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, plus (2) the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after March 10, 2023 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B) Except as required by law, by paragraph (C) of this Section 3 and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. To the extent the Board of Directors is divided into classes, with the directors in the classes serving staggered terms, at the time of the election of directors elected by the holders of the Series A Junior Participating Preferred Stock pursuant hereto, each such additional director shall not be a member of any such class, but shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C)shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating

Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x)the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $10.00plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8. No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10. Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this __ day of ________ 20__.

TETRA TECHNOLOGIES, INC.

By:________________________
Name:
Title:

EXHIBIT B

Form of Right Certificate

Certificate No. R-	___________ Rights

NOT EXERCISABLE AFTER FEBRUARY 28, 2026 OR EARLIER IF UPON AN EXPIRATION DATE, INCLUDING IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE PLAN. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE PLAN), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE PLAN), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

TETRA TECHNOLOGIES, INC.

This certifies that ________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of February 28, 2023, as the same may be amended from time to time (the “Plan”), between TETRA Technologies, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on February 28, 2026 at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at a purchase price of $20.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 10, 2023 based on the Preferred Stock as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Board may, at its option, (i)redeem the Rights evidenced by this Right Certificate at a redemption price of $0.001 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

No fractional Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company.

Dated as of __________, 20__.

Attest:			TETRA TECHNOLOGIES, INC.

By:		By:
	Name:		Name:
	Title:		Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

By:
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED ______________________________________________________________________

hereby sells, assigns and transfers unto __________________________________________________________

(Please print name and address

of transferee)

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ______________________

Signature ____________________

Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated: ______________________

Signature ____________________

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Right Certificate.)

To TETRA Technologies, Inc.:

The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock be issued in the name of:

___________________________________________________________
(Please print name and address)

_____________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

____________________________________________________________
(Please print name and address)

____________________________________________________________

Dated: __________________

Signature ___________________

Signature Guaranteed: _______________

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:_______________

Signature _____________

NOTICE

The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate hereof and such Assignment or Election to Purchase will not be honored.

TETRA Technologies, Inc. GLOBAL HEADQUARTERS 24955 Interstate 45 North The Woodlands, TX 77380 +1281.367.1983 www.tetratec.com amendment of our Restated Certificate of Incorporation to create a stockholder right to call for a special stockholder meeting. 8. Approval of certain administrative and clarifying changes to our 9. Ratification of our Tax Benefits Preservation Plan. Restated Certificate of Incorporation. 10. Ratification of the appointment of Grant Thornton LLP as our 11. To vote on a stockholder proposal entitled, “Proposal 11 – independent registered public accounting firm. Adopt a Shareholder Right to Call a Special Shareholder Meeting,” if properly presented at the meeting. 1UPX 573324 + 03RS5C

MMMMMMMMMMMM MMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all nominess listed in Proposal 1, FOR Proposals 2, 4, 5, 6, 7, 8, 9, 10, 1 YEAR on Proposal 3, and AGAINST Proposal 11 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Mark E. Baldwin 02 - Thomas R. Bates, Jr. 03 - Christian A. Garcia 04 - John F. Glick 05 - Gina A. Luna 06 - Brady M. Murphy 08 - Shawn D. Williams 07 - Sharon B. McGee + 2. Advisory vote to approve executive compensation. 4. Approval of our Second Amended and Restated 2018 Equity Incentive Plan. 6. Approval of the amendment of our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. 8. Approval of certain administrative and clarifying changes to our Restated Certificate of Incorporation. 10. Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm. For Against Abstain 1 Year 2 Years 3 Years Abstain 3. Advisory vote on the frequency of future advisory votes on executive compensation. For Against Abstain 5. Approval of the amendment of our Restated Certificate of Incorporation to eliminate the supermajority voting provisions. 7. Approval of the amendment of our Restated Certificate of Incorporation to create a stockholder right to call for a special stockholder meeting. 9. Ratification of our Tax Benefits Preservation Plan. 11. To vote on a stockholder proposal entitled, “Proposal 11 – Adopt a Shareholder Right to Call a Special Shareholder Meeting,” if properly presented at the meeting. 1UPX 573324 + 03RS5C

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — TETRA Technologies, Inc. + The Annual Meeting of Stockholders of TETRA Technologies, Inc. will be held on Wednesday, May 24, 2023, 11:00 A.M. local time at the TETRA Technologies Corporate Headquarters Building, 24955 Interstate 45 North, The Woodlands, Texas. The undersigned stockholder hereby constitutes and appoints Brady M. Murphy, Alicia P. Boston, and Kimberly M. O’Brien and each or any of them, lawful attorneys and proxies of the undersigned, each acting alone and with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of TETRA Technologies, Inc. (herein the “Company”), to be held at the TETRA Technologies Corporate Headquarters Building, 24955 Interstate 45 North, The Woodlands, Texas, on Wednesday, May 24, 2023, 11:00 A.M. local time and any adjournment(s) thereof, with all the powers the undersigned would possess if personally present and to vote thereat, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present. This proxy, when properly executed, will be voted in the manner directed herein. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2, 4, 5, 6, 7, 8, 9, 10, 1 YEAR ON PROPOSAL 3, AND AGAINST PROPOSAL 11 AND WILL BE VOTED IN THE DISCRETION OF THE PERSONS DESIGNATED ABOVE WITH RESPECT TO ANY BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. All prior proxies are hereby revoked. In accordance with the terms of the TETRA Technologies, Inc. 401(k) Retirement Plan (the “401(k) Plan”), the undersigned hereby directs T. Rowe Price, the 401(k) Plan trustee, to vote in person or by proxy at the Annual Meeting of Stockholders of the Company and any adjournment(s) thereof, in accordance with the instructions provided on the reverse side of this card, the shares of common stock allocated to the account as of the record date. This proxy is solicited on behalf of the Board of Directors of TETRA Technologies, Inc. for the Annual Meeting of Stockholders May 24, 2023 B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. +